UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  SCHEDULE 14A

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|X| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by
    Rule14a-6(e)(2))
|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Section 240.14a -11(c) or Section
    240.14a -12

                          YUKON GOLD CORPORATION, INC.
                          ----------------------------
                (Name of Registrant as Specified In Its Charter)

                  --------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

      N/A

(2)   Form, Schedule or Registration Statement No.:

      N/A

(3)   Filing Party:

      N/A

(4)   Date Filed:

                          YUKON GOLD CORPORATION, INC.
                            55 York Street, Suite 401
                            Toronto, Ontario M5J 1R7
                                     Canada

              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
 TO BE HELD AT THE ROYAL YORK HOTEL AT 100 FRONT STREET WEST, TORONTO, ONTARIO
                    M5J 1E3 at 10:30 AM ON JANUARY 19, 2007

                                                                December 5, 2006

Dear Shareholder:

      You are invited to the Annual and Special Meeting of the Shareholders of Yukon Gold Corporation, Inc. (the "Company"). The Company will hold its Annual and Special Meeting at the Royal York Hotel at 100 Front Street West, Toronto, Ontario at 10:30 AM Eastern Standard Time on January 19, 2007 for the following purposes:

      1. To elect six directors to serve until the next Annual Meeting of Shareholders or until their respective successors are elected or appointed;

      2. To ratify the appointment of Schwartz Levitsky Feldman, LLP as the independent auditors of the Company for the financial year ending April 30, 2007;

      3.    To approve the establishment of a new 2006 Stock Option Plan;

      4. To approve a resolution extending the expiry dates of certain outstanding stock options of the Company; and

      5. To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.

The Board of Directors has fixed December 8, 2006, as the Record Date for determining the shareholders entitled to receive notice of, and to vote at, the Annual and Special Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Meeting.

All shareholders are invited to attend the Annual and Special Meeting in person. However, even if you expect to be present at the meeting, you are requested to mark, sign, date and return the enclosed proxy card as promptly as possible in the envelope provided to ensure your representation. All proxies must be received by the Company not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, prior to the time of the Meeting in order to be counted. Shareholders of record attending the Annual and Special Meeting may vote in person even if they have previously voted by proxy.

      We have enclosed the Company's Proxy Statement and Information Circular in connection with the Annual and Special Meeting. If you have any questions concerning this Proxy Statement and Information Circular or need help in voting your shares, please contact:

                  Paul A. Gorman
                  Chief Executive Officer
                  Yukon Gold Corporation, Inc.
                  55 York Street, Suite 401
                  Toronto, Ontario M5J 1R7
                  (800) 295-0671 (ext. 12)
                  e-mail: info@yukongoldcorp.com

      Copies of the Company's periodic reports are available at the website maintained by the Securities and Exchange Commission at www.sec.gov/edgar/searchedgar/companysearch.html and at the website maintained by the Ontario Securities Commission at www.SEDAR.com. The Company's financial statements for the quarter ended July 31, 2006 (unaudited) and the year ended April 30, 2006 (audited) are included as part of this Proxy Statement and Information Circular.

Dated this 5th day of December, 2006.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Paul A. Gorman
                                            Chief Executive Officer and Director

                          YUKON GOLD CORPORATION, INC.

                    PROXY STATEMENT AND INFORMATION CIRCULAR

                   ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 19, 2007

GENERAL

The enclosed proxy is solicited by the board of directors of Yukon Gold Corporation, Inc. corporation (the "Company" or "Yukon Gold"), for use at the Annual and Special Meeting of Shareholders (the "Meeting") of the Company to be held at the Royal York Hotel at 100 Front Street West, Toronto, Ontario at 10:30 AM Eastern Standard Time on January 19, 2007, and at any adjournment or postponement thereof.

Our executive offices are located at 55 York Street, Suite 401, Toronto, Ontario M5J 1R7. This Proxy Statement and the accompanying proxy card are being mailed to our shareholders on or about December __, 2006.

The cost of solicitation will be borne by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company's directors, officers and regular employees, who will not receive additional compensation therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners. The total cost of proxy solicitation, including legal fees and expenses incurred in connection with the preparation of this Proxy Statement and Information Circular, is estimated to be $20,000.

APPOINTMENT OF PROXYHOLDER

The persons named as proxyholder in the accompanying form of proxy were designated by the management of the Company ("Management Proxyholder"). A shareholder desiring to appoint some other person ("Alternate Proxyholder") to represent him at the Meeting may do so by inserting such other person's name in the space indicated or by completing another proper form of proxy. A person appointed as proxyholder need not be a shareholder of the Company. All completed proxy forms must be deposited with Yukon Gold not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, before the time of the Meeting or any adjournment of it unless the chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

EXERCISE OF DISCRETION BY PROXYHOLDER

The proxyholder will vote for or against or withhold from voting the shares, as directed by a shareholder on the proxy, on any ballot that may be called for. In the absence of any such direction, the Management Proxyholder will vote in favor of matters described in the proxy.

The enclosed form of proxy confers discretionary authority upon the proxyholder with respect to amendments or variations to matters identified in the attached Notice of Meeting and other matters which may properly come before the Meeting. At present, Management of the Company knows of no such amendments, variations or other matters.

PROXY VOTING

Registered Shareholders

If you are a registered shareholder, you may wish to vote by proxy whether or not you attend the Meeting in person. If you submit a proxy, you must complete, date and sign the Proxy, and then return it to the Transfer Agent, Equity Transfer & Trust Company, by mail or by hand delivery at 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1 not less than 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the Proxy is to be used.

Beneficial Shareholders

The following information is of significance to shareholders who do not hold Shares in their own name. Beneficial Shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by registered shareholders (those whose names appear in the records of the Company as the registered holders of Shares).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Every intermediary has its own mailing procedures and provides its own return instructions to clients.

If you are a Beneficial Shareholder:

You should carefully follow the instructions of your broker or intermediary in order to ensure that your shares are voted at the Meeting.

The form of proxy supplied to you by your broker will be similar to the Proxy provided to registered shareholders by the Company. However, its purpose is limited to instructing the intermediary on how to vote on your behalf. Most brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication Services ("ADP") in the United States and in Canada. ADP mails a voting instruction form in lieu of a Proxy provided by the Company. The voting instruction form will name the same persons as the Company's Proxy to represent you at the Meeting. You have the right to appoint a person (who need not be a beneficial shareholder of the Company), other than the persons designated in the voting instruction form, to represent you at the Meeting. To exercise this right, you should insert the name of the desired representative in the blank space provided in the voting instruction form. The completed voting instruction form must then be returned to ADP by mail or facsimile or given to ADP by phone or over the internet, in accordance with ADP's instructions. ADP then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting. If you receive a voting instruction form from ADP, you cannot use it to vote Shares directly at the Meeting - the voting instruction form must be completed and returned to ADP, in accordance with its instructions, well in advance of the Meeting in order to have the Shares voted.

Although as a Beneficial Shareholder you may not be recognized directly at the Meeting for the purposes of voting Shares registered in the name of your broker, you, or a person designated by you, may attend the Meeting as proxyholder for your broker and vote your Shares in that capacity. If you wish to attend the Meeting and indirectly vote your Shares as proxyholder for your broker, or have a person designated by you do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the voting instruction form provided to you and return the same to your broker in accordance with the instructions provided by such broker, well in advance of the Meeting.

Alternatively, you can request in writing that your broker send you a legal proxy which would enable you, or a person designated by you, to attend at the Meeting and vote your Shares.

  IF YOU DO NOT GIVE INSTRUCTIONS TO YOUR BROKER OR OTHER NOMINEE, YOUR SHARES
         MAY NOT BE VOTED OR THEY MAY BE VOTED WITHOUT YOUR DIRECTION.

Only holders of record as of the close of business on the Record Date will be entitled to vote at the Meeting. If you were a stockholder of record on the Record Date, you will retain your voting rights for the Meeting even if you sell shares after the Record Date. Accordingly, it is important that you vote the shares you owned on the Record Date or grant a proxy to vote such shares, even if you sell some or all of your shares after the Record Date.

REVOCATION OF PROXIES

In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by:

      a) Executing a proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the registered shareholder or the registered shareholder's authorized attorney in writing or, if the shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, ( and by delivering the proxy bearing a later date to the Company at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the last business day that precedes any reconvening thereof, or to the chairman of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law, or

      (b) Personally attending the meeting and voting the registered shareholders' shares. A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

VOTING PROCEDURE

A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. Any number of shareholders, even if less than a quorum may adjourn the meeting without further notice until a quorum is obtained. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors.

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each of the nominees to the board of directors named on the following page, "FOR" the resolution to ratify the appointment of Schwartz Levitsky Feldman LLP as independent auditors of the Company for the financial year ending April 30, 2007, "FOR" the approval of the 2006 Stock Option Plan and "FOR" the approval of the extension of certain stock options held by Directors and Officers of the Company. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

The board of directors proposes that the following six nominees be elected as directors at the Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified: Paul A. Gorman, J.L. Guerra, Jr., Howard S. Barth, Kenneth J. Hill, Chester (Chet) Idziszek and Robert E. Van Tassell.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the board of directors anticipates that the six nominees will be available to serve as directors of Yukon Gold, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the board of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

The following table sets out the names of the nominees; their positions and offices in the Company; principal occupations; and the period of time that they have been directors of the Company.

------------------------------------------------------------------------------------------------------------------
Name, and Current                 Director Since          Background and Information
Position with the Company
------------------------------------------------------------------------------------------------------------------
J.L. Guerra, Jr.,                 November 2, 2005        Mr.   Guerra  has  over  twenty   years  of   experience
Director, Chairman of the                                 operating   his  own   companies   in  the  real  estate
Board                                                     brokerage,  acquisition and development  business in San
                                                          Antonio,    Texas.    His   current   projects   include
                                                          acquisition,  planning and  development of  residential,
                                                          golf and resort properties,  specifically Canyon Springs
                                                          in San Antonio,  Texas.  Mr. Guerra also has  experience
                                                          with   venture   capital   projects   and   has   raised
                                                          substantial  capital  for  numerous  projects in mining,
                                                          hi-tech  and  other  areas.  Mr.  Guerra  lives  in  San
                                                          Antonio, Texas.  Mr. Guerra is 50 years old.

------------------------------------------------------------------------------------------------------------------
Paul A. Gorman, Director,         October 24, 2006        Mr. Gorman became the Company's Chief Executive  Officer
Chief Executive Officer                                   on  October  24,  2006.   Prior  to  that,  he  was  the
                                                          Company's Vice  President,  Corporate  Development.  Mr.
                                                          Gorman  joined  Yukon Gold in October of 2004.  Prior to
                                                          joining  Yukon Gold,  Mr.  Gorman was the  President and
                                                          managing  partner of Vantage Point  Capital,  a Merchant
                                                          Bank and  Corporate  Relations  Firm.  Prior to that Mr.
                                                          Gorman   worked  with   companies   to  assist  them  in
                                                          developing    well-defined   marketing   programs.   Mr.
                                                          Gorman is 35 years old.

------------------------------------------------------------------------------------------------------------------
Howard S. Barth,                  May 11, 2005            Mr.  Barth  is an  independent  accountant  with his own
Director                                                  practice  which  he  started  in 1984  and  subsequently
                                                          expanded.  In his 25 years of public  practice Mr. Barth
                                                          has had  direct  involvement  in a number of  industries
                                                          and is  familiar  with all  aspects  of  accounting  for
                                                          small  to   medium   sized   businesses.   His   diverse
                                                          clientele  includes   businesses  in  the  construction,
                                                          retail,  manufacturing,  and restaurant  sectors.  Since
                                                          1979  Mr.  Barth  has  been a  member  of  the  Canadian
                                                          Institute  of  Chartered  Accountants  and  the  Ontario
                                                          Institute  of  Chartered  Accountants.  Mr.  Barth  is a
                                                          former  President  and CEO of Yukon Gold.  Mr.  Barth is
                                                          53 years old.
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Name, and Current                 Director Since          Background and Information
Position with the Company
------------------------------------------------------------------------------------------------------------------
Robert E. Van Tassell,            May 30, 2005            Robert E.  "Dutch" Van Tassell  began his mining  career
Director                                                  with Giant  Yellowknife  Mines in 1956.  He retired as a
                                                          mining  executive  in 1998 after a long and  illustrious
                                                          career in the  industry.  Mr.  Van  Tassell  is 71 years
                                                          old.  He is  also  a  director  of  Colombia  Goldfields
                                                          Ltd.,  Lexam  Explorations  Inc.,  Plato Gold Corp., Red
                                                          Lake Resources and Rupert Resources Ltd.

------------------------------------------------------------------------------------------------------------------
Chester (Chet) Idziszek,          November 17, 2005       Mr.  Idziszek  has been  active in the  mining  industry
Director                                                  since  1971.  He  holds  a  Masters  degree  in  Applied
                                                          Science  from  McGill  University.  He has  worked  as a
                                                          manager and senior  geologist for several  international
                                                          mining   companies   since  1971.   Mr.   Idziszek   was
                                                          President of Adrian  Resource Ltd.  until April of 2004.
                                                          Mr. Idziszek is 58 years old.

------------------------------------------------------------------------------------------------------------------
Kenneth J. Hill,                  December 15, 2004       Mr.  Hill came to Yukon  Gold with over  forty  years of
P. Eng.                                                   experience  in  the  mining  industry.  Mr.  Hill  is  a
Director, Vice-President                                  registered  professional  engineer and graduated  with a
Mining Operations                                         degree  in  Geological  Engineering  from  the  Michigan
                                                          Technological  University.  He also  holds a  degree  in
                                                          Mining  Technology from the Haileybury  School of Mines.
                                                          Mr. Hill is the founder of ProMin Consulting  Associates
                                                          Inc.,   ("Promin")  a  Canadian  company  that  provides
                                                          independent  consulting and project management  services
                                                          to   the   global    minerals    industry.    Prior   to
                                                          establishing  ProMin,  Mr.  Hill held  senior  positions
                                                          involving  mine  design,   mine   development  and  mine
                                                          operations   with   Inmet   Mining   Corp.,    Northgate
                                                          Exploration  Ltd.,  Dome Mines  Ltd.  (now  Placer  Dome
                                                          Inc.) and J.S. Redpath Ltd.  Mr. Hill is 66 years old.
------------------------------------------------------------------------------------------------------------------

                                   PROPOSAL 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Schwartz Levitsky Feldman LLP, served as the Company's independent auditors for the fiscal year ending April 30, 2006, and has been appointed by the board of directors to continue as Yukon Gold's independent auditor for the fiscal year ending April 30, 2007, and until the next annual meeting of shareholders.

The Company paid to Schwartz Levitsky Feldman, LLP audit and audit related fees of approximately $23,775 in 2006 and $15,009 in 2005.

The Company did not pay Schwartz Levitsky Feldman, LLP for tax services in 2006 and paid $945 to Schwartz Levitsky Feldman, LLP for tax services in 2005.

Although the appointment of Schwartz Levitsky Feldman, LLP is not required to be submitted to a vote of the shareholders, the Board of Directors believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the independent public accountant for the fiscal year ending April 30, 2007. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the board of directors of Yukon Gold to select other auditors for the fiscal year ending April 30, 2007.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF SCHWARTZ LEVITSKY FELDMAN LLP AS YUKON GOLD'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 2007.

                                   PROPOSAL 3

                       APPROVAL OF 2006 STOCK OPTION PLAN

Shareholders of the Company are asked to approve a resolution (the "Stock Option Plan Resolution"), adopting a proposed new stock option plan of the Company (the "2006 Stock Option Plan"). Approval of the 2006 Stock Option Plan will enable the Company to issue incentive stock options pursuant to a plan that is compatible with Toronto Stock Exchange (the "TSX") requirements and Canadian tax laws and regulations. The Board has reserved two (2) million shares of common stock for issuance pursuant to the 2006 Stock Option Plan.

                          OVERVIEW OF STOCK OPTION PLAN

The Company's current stock option plan was initially approved in October of 2003 (the "2003 Stock Option Plan"). In November of 2006, the Board of Directors of the Company, subject to approval by the shareholders of the Company, voted to adopt the 2006 Stock Option Plan. The Directors of the Company resolved that the 2003 Stock Option Plan will continue to be in effect; however, no new options will be issued thereunder after the 2006 Stock Option Plan receives the approval of the shareholders of the Company.

Up to 5,000,000 common shares ("Shares") of the Company are reserved for issuance under the 2003 Stock Option Plan, of which options to acquire an aggregate of 3,618,000 Shares have been granted as of the date of this Proxy Statement. Of the 3,618,000 Shares under option, 850,000 options have been rescinded and 34,000 options have been exercised since the date of grant. The directors of the Company have resolved, subject to approval by the shareholders of the Company, to extend the expiry dates of an aggregate of 2,064,00 of the currently outstanding options (see "Proposal 4: Extension of Term of Outstanding Stock Options"). The remaining outstanding options will expire on December 15, 2006 (650,000) and April 15, 2008 (20,000). A copy of the 2003 Stock Option Plan is attached as Exhibit "A" to this Proxy Statement.

The purpose of the 2006 Stock Option Plan is to develop and increase the interest of certain Eligible Participants (as defined below) in the growth and development of the Company by providing them with the opportunity to acquire a proprietary interest in the Company through the grant of options ("Stock Options") to acquire Shares.

Under the 2006 Stock Option Plan, Stock Options shall be granted to Eligible Participants or to any registered savings plan established for the sole benefit of an Eligible Participant or any company which, during the currency of an option, is wholly-owned by an Eligible Participant. The term "Eligible Participant" includes directors, senior officers and employees of the Company or an Affiliated Entity (as defined below) and any person engaged to provide services under a written contract for an initial, renewable or extended period of twelve months or more (a "Consultant"), other than services provided in relation to a distribution of securities, who spends or will spend a significant amount of time on the business and affairs of the Company and who is knowledgeable about the business and affairs of the Company. An "Affiliated Entity" means a person or company that is controlled by the Company.

The 2006 Stock Option Plan will be administered by the board of directors of the Company or, in the board of directors' discretion, by a committee appointed by the board of directors for that purpose.

Subject to the provisions of the 2006 Stock Option Plan, the aggregate number of Shares which may be issued under the 2006 Stock Option Plan shall not exceed 2,000,000 Shares ("Total Shares") representing approximately 10.63% of the currently issued and outstanding Shares. Any Stock Option granted under the 2006 Stock Option Plan which has been exercised shall again be available for subsequent grant under the 2006 Stock Option Plan, effectively resulting in a re-loading of the number of Shares available for grant under the 2006 Stock Option Plan. Any Shares subject to an option granted under the 2006 Stock Option Plan which for any reason is surrendered, cancelled or terminated or expires without having been exercised shall again be available for subsequent grant under the 2006 Stock Option Plan.

Under the 2006 Stock Option Plan, at no time shall: (i) the number of Shares reserved for issuance pursuant to Stock Options granted to any one optionee exceed 10% of the Total Shares; (ii) the number of Shares, together with all security based compensation arrangements of the Company in effect, reserved for issuance pursuant to Stock Options granted to any "insiders" (as that term is defined under the Securities Act (Ontario)) exceed 10% of the total number of issued and outstanding Shares. In addition, the number of Shares issued to insiders pursuant to the exercise of Stock Options, within any one year period, together with all security based compensation arrangements of the Company in effect, shall not exceed 10% of the total number of issued and outstanding Shares.

The purchase price (the "Price") per Share under each Stock Option shall be determined by the board of directors or a committee, as applicable. The Price shall not be lower than the closing market price on the TSX, or another stock exchange where the majority of the trading volume and value of the Shares occurs, on the trading day immediately preceding the date of grant, or if not so traded, the average between the closing bid and asked prices thereof as reported for the trading day immediately preceding the date of the grant; provided that if the Shares have not traded on the TSX or another stock exchange for an extended period of time, the "market price" will be the fair market value of the shares at the time of grant, as determined by the board of directors or committee. The board of directors or committee may determine that the Price may escalate at a specified rate dependent upon the date on which an option may be exercised by the Eligible Participant.

Options shall not be granted for a term exceeding ten years (or such shorter or longer period as is permitted by the TSX) (the "Option Period"). Options may be exercised by an Eligible Participant in whole at any time, or in part from time to time, during the Option Period, subject to the provisions of the 2006 Stock Option Plan. Options granted under the 2006 Stock Option Plan may be assigned or otherwise transferred by a participant pursuant to a will, or by the laws of descent and distribution, or as otherwise permitted under the 2006 Stock Option Plan. Options granted under the 2006 Stock Option Plan may vest at the discretion of the board of directors of the Company or committee, as applicable.

The directors of the Company or committee, as applicable, may from time to time amend the 2006 Stock Option Plan, without further approval of the shareholders of the Company, subject to pre-clearance with the TSX and compliance with the rules of the TSX and any other regulatory authority having jurisdiction over the securities of the Company, to the extent that such amendments relate to:

      (a) altering, extending or accelerating the terms of vesting application to any Stock Options;

      (b) altering the terms and conditions of vesting applicable to any Stock Options;

      (c) extending the term of Stock Options held by a person other than a person who, at the time of the extension, is an insider of the Company, provided that the term does not extend beyond ten years from the date of grant;

      (d) reducing the exercise price of Stock Options held by a person other than a person who, at the time of the reduction, is an insider of the Company, provided that the exercise price is not less than the market price at the time of grant;

      (e)   accelerating the expiry date in respect of Stock Options;

      (f) determining the adjustment provisions in accordance with the Stock Option Plan;

      (g)   amending the definitions contained within the Plan;

      (h)   amending or modifying the mechanics of exercise of the Stock
            Options; or

      (i)   amendments of a "housekeeping" nature.

The directors of the Company or committee, as applicable, may terminate the 2006 Stock Option Plan subject to pre-clearance with the TSX and compliance with the rules of the TSX and any other regulatory authority having jurisdiction over the securities of the Company.

In the event of the death of a participant prior to an option's expiry date, the option may be exercised by the legal representatives of such participant at any time up to and including the date which is the first anniversary of the date of death of such participant or the expiry date of such option, whichever is the earlier, after which the option shall in all respects cease and terminate. In the event a participant is discharged as an employee or senior officer of the Company or an Affiliated Entity by reason of a wilful and substantial breach of such participant's employment duties, all options granted to such participant under the 2006 Stock Option Plan which are then outstanding (whether vested or unvested) shall cease and terminate in accordance with the provisions of the 2006 Stock Option Plan. In the event of a termination of employment or engagement of a participant (including the expiry of an agreement or engagement between the Company and a Consultant) other than in the event of death, such participant may exercise each option then held by such participant under the 2006 Stock Option Plan at any time up to and including the 90th day (or such later date as the board of directors or committee in its sole discretion may determine) following the effective date upon which the participant ceases to be an Eligible Participant or the expiry date of such option, whichever is earlier, after which the option shall in all respects cease and terminate.

                                REQUIRED APPROVAL

The 2006 Stock Option Plan is subject to approval by the shareholders of the Company. In order to become effective, the Stock Option Plan Resolution must be approved by at least a majority of the votes cast by shareholders of the Company at the Meeting. As a consequence, a separate vote will be held on the Stock Option Plan Resolution, as follows:

"BE IT RESOLVED THAT:

(a) The 2006 Stock Option Plan attached as Exhibit "B" to the December, 2006 Proxy Statement of the Company is hereby adopted.

(b) Any officer or director of the Company is hereby authorized to execute all documents and to do all acts and things necessary or advisable to give effect to this resolution, the execution of any such document or the doing of any such act or thing being conclusive evidence of such determination."

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVING AND ADOPTING THE 2006 STOCK OPTION PLAN.

                                   PROPOSAL 4

                 EXTENSION OF TERM OF OUTSTANDING STOCK OPTIONS

The Board of Directors of the Company has approved the extension of the expiry date of certain of the outstanding options granted to each of the option holders given below ("Option Holders"), subject to approval by the Company's shareholders and the TSX. The board of directors of the Company, subject to requisite approvals, intends to extend the expiry dates of an aggregate of 2,064,000 options granted to Option Holders to the expiry dates noted below and may also extend any or all of the other options identified in the following table one or more times for such periods as the board of directors of the Company deems appropriate, provided that the latest expiry date shall not extend beyond 10 years from the original date of grant as set out in the following table.

-----------------------------------------------------------------------------------------------------------------
                              Number of                        Exercise Price
     Name of Option          Outstanding                         of Options       Current Expiry       New Expiry
         Holder             Options Held     Date of Grant         (US$)               Date               Date
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Ken Hill                       250,000         12/15/2004          $0.75            12/15/2006         12/15/2009
                               ----------------------------------------------------------------------------------
                               150,000         1/20/2006           $0.85            1/20/2008           1/20/2011
-----------------------------------------------------------------------------------------------------------------
Howard Barth                   240,000         6/28/2005           $0.55            6/28/2007           6/28/2010
-----------------------------------------------------------------------------------------------------------------
Robert Van Tassell             250,000         6/28/2005           $0.55            6/28/2007           6/28/2010
-----------------------------------------------------------------------------------------------------------------
Chet Idziszek                  250,000         12/13/2005          $1.19            12/13/2007         12/13/2010
-----------------------------------------------------------------------------------------------------------------
JL Guerra, Jr.                 250,000         12/13/2005          $1.19            12/13/2007         12/13/2010
-----------------------------------------------------------------------------------------------------------------
Rakesh Malhotra                250,000         12/13/2005          $1.19            12/13/2007         12/13/2010
-----------------------------------------------------------------------------------------------------------------
Paul Gorman                    48,000          1/05/2005           $0.75            1/05/2007           1/05/2010
                               ----------------------------------------------------------------------------------
                               200,000         12/13/2005          $1.19            12/13/2007         12/13/2010
-----------------------------------------------------------------------------------------------------------------
Lisa Rose                      76,000          12/13/2005          $1.19            12/13/2007         12/13/2010
-----------------------------------------------------------------------------------------------------------------
Kathy Chapman                  88,000          12/13/2005          $1.19            12/13/2007         12/13/2010
-----------------------------------------------------------------------------------------------------------------
Kathy Chapman                  12,000          1/05/2005           $0.75            1/05/2007           1/5/2010
-----------------------------------------------------------------------------------------------------------------

The TSX has approved the extension of the expiry date of such options to the expiry dates indicated in the foregoing table subject to the condition that the extensions be approved by a majority of votes cast at the Meeting, excluding the votes attached to shares beneficially owned by insiders benefiting from such extension of expiry dates and such insiders' "associates" (as that term is defined under the Securities Act (Ontario)).

                                REQUIRED APPROVAL

The extensions to the expiry dates are subject to approval by the shareholders of the Company. In order to become effective, the extensions to the expiry dates must be approved by at least a majority of the votes cast by shareholders of the Company at the Meeting.

As a consequence, a separate vote will be held on the following resolution for approval of the extension of the expiry dates of the options held by the Option Holders, on which vote the shares owned by each of the insiders and such insiders' associates will be withheld from voting:

"BE IT RESOLVED THAT:

      (a) The extension of the expiry dates of the outstanding stock options held by each of the Option Holders as adopted from time to time by the Board of Directors of the Company be and the same is hereby ratified, confirmed and approved.

      (b) Any officer or director of the Company is hereby authorized to execute all documents and to do all acts and things necessary or advisable to give effect to this resolution, the execution of any such document or the doing of any such act or thing being conclusive evidence of such determination."

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EXTENDING THE EXPIRY DATES OF THE LISTED OUTSTANDING STOCK OPTIONS

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

On December 8, 2006 (the "Record Date") there were 18,819,204 shares of our common stock (the "Common Stock"), issued and outstanding, each share carrying the right to one vote. Only shareholders of record at the close of business on the Record Date will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof.

To the knowledge of the directors and executive officers of the Company, the beneficial owners or persons exercising control of 5% or more of the outstanding voting rights are:

     -----------------------------------------------------------------------
       Name and Address         Number of Shares of      Percentage of Class
     Of Beneficial Owner           Common Stock                 Held

     -----------------------------------------------------------------------
                                    1,763,354            9.37% of Yukon Gold
     J L. Guerra, Jr.                                    Common Shares
     1611 Greystone Ridge
     San Antonio, TX
     USA  78258
     -----------------------------------------------------------------------

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting. For the purpose of this paragraph, "Person" shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company's last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

                        SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of December 4, 2006 by:

--------------------------------------------------------------------------------
      Name and Address             Number of Shares of       Percentage of Class
     Of Beneficial Owner              Common Stock                   Held

--------------------------------------------------------------------------------
 Paul A. Gorman                          114,900             0.61% of Yukon Gold
 1308 Roundwood Cres.                                        Common Shares
 Oakville, ON L6M 4A2

--------------------------------------------------------------------------------
 Kenneth J. Hill                            0                0% of Yukon Gold
 2579 Jarvis Street                                          Common Shares
 Mississauga, ON  L5C 2P9

--------------------------------------------------------------------------------
 Rakesh Malhotra                            0                0% of Yukon Gold
 5658 Sparkwell Drive                                        Common Shares
 Mississauga, Ontario

--------------------------------------------------------------------------------
 Robert E. Van Tassell                      0                0% of Yukon Gold
 421 Riverside Drive N.W.                                    Common Shares
 High River
 Alberta, Canada T1V 1T5

--------------------------------------------------------------------------------
 Lisa Rose                                  0                0% of Yukon Gold
 4-6780 Formentera Ave.                                      Common Shares
 Mississauga, ON L5N 2L1

--------------------------------------------------------------------------------
 Chester (Chet) Idziszek                    0                0% of Yukon Gold
 C-4, 8211 Old Mine Road, RR #2                              Common Shares
 Powell River, BC  V8A 4Z3

--------------------------------------------------------------------------------
 Jose L. Guerra, Jr.                    1,763,354            9.37% of Yukon Gold
 1611 Greystone Ridge                                        Common Shares
 San Antonio, TX
 USA  78258

--------------------------------------------------------------------------------
 Howard Barth                             5,500             0.03% of Yukon Gold
 16 Sycamore Drive                                          Common Shares
 Thornhill, Ontario  L3T 5V4
--------------------------------------------------------------------------------

                   TOTAL                1,883,754                  10.01%
--------------------------------------------------------------------------------

As a group Management and the Directors own 10.01% of the issued and outstanding shares of Yukon Gold.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than 10% of a registered class of Yukon Gold's securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Sense. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish Yukon Gold with copies of all Section 16(a) reports they file.

                        DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members and nominees of the board of directors and the Executive of Yukon Gold as of the Record Date:

--------------------------------------------------------------------------------
Name                      Age            Position            Position Held Since
--------------------------------------------------------------------------------
J.L. Guerra, Jr.          50            Director,             November 2, 2005,
                                  Chairman of the Board         July 11, 2006

--------------------------------------------------------------------------------
Paul A. Gorman            35             Director              October 24, 2006
                                           CEO                 October 24, 2006

--------------------------------------------------------------------------------
Howard S. Barth           53             Director                May 11, 2005

--------------------------------------------------------------------------------
Kenneth Hill              66             Director             December 15, 2004

--------------------------------------------------------------------------------
Chet Idziszek             58             Director             November 17, 2005

--------------------------------------------------------------------------------
Robert E. Van Tassell     71             Director                May 30, 2005

--------------------------------------------------------------------------------
Rakesh Malhotra           49     Chief Financial Officer       November 2, 2005

--------------------------------------------------------------------------------
Lisa Rose                 32            Secretary             September 7, 2005

--------------------------------------------------------------------------------

All of the officers identified above serve at the discretion of the board of directors and have consented to act as directors of the Company.

               RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the existing directors or executive officers of Yukon Gold.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended April 30, 2006, the board of directors held eight directors' meeting. All other matters which required board approval were consented to in writing by all of the Company's directors.

Identification of the Audit Committee

The members of the Audit Committee have been appointed by the Board of Directors. The Audit Committee is governed by a charter that was approved and adopted by the Board of Directors. The Audit Committee will be comprised of at least two (2) independent directors. During fiscal year 2006 there were four meetings held by the Audit Committee.

As of the Record Date, the Audit Committee consists of three Directors. They are Robert Van Tassell, J.L. Guerra, Jr. and Chet Idziszek. Mr. Guerra, Mr. Van Tassell and Mr. Idziszek are independent directors who hold stock and/or stock options in the Company but are not otherwise compensated by the Company.

Pursuant to its charter, the audit committee reviews our quarterly and annual financials statements and meets with our independent auditors at least annually to review financial results for the year, as reported in Yukon Gold's financial statements. The audit committee also recommends to the Board the independent auditors to be retained; reviews the engagement of the independent auditors, including the scope, extent and procedures of the audit and the compensation to be paid therefore; assists and interacts with the independent auditors in order that they may carry out their duties in the most efficient and cost effective manner; and reviews and approves all professional services provided to the Company by the independent auditors and considers the possible effect of such services on the independence of the auditors.

Pursuant to its charter, the Audit Committee will make such examinations, as are necessary to monitor the corporate financial reporting and the external audits of Yukon Gold Corporation, Inc. and its subsidiaries (the "Company"), to provide to the Board of Directors the results of its examinations and recommendations derived their work to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention. In addition, the Audit Committee will undertake those specific duties and responsibilities as the Board of Directors from time to time prescribe.

Compensation Committee

The Compensation Committee consists of J.L. Guerra, Jr., Ken Hill, and Robert Van Tassell. The Compensation Committee was created on October 24, 2006. To date they have had one meeting. The Compensation Committee is responsible for reviewing and establishing the compensation paid to officers and employees of the Company.

Other Committees

Yukon Gold currently does not have any other committees.

                             EXECUTIVE COMPENSATION

The following table shows the compensation paid during the last three fiscal years ended April 30, 2006, 2005 and 2004 for the Chief Executive Officer, the Chief Financial Officer and the next four most highly compensated officers of the Company.

                           SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------
                               Annual Compensation                   Long-Term Compensation
                          -----------------------------------------------------------------------------------
                                                                      Awards              Payout
                                                              -----------------------------------
                                                                           Securities                  All
                  Year                                        Restricted   Underlying                 Other
Name and                                     Other Annual       Stock      Options/SAR     LTIP       Compen-
Principal         April   Salary    Bonus    Compensation      Award(s)      Granted      Payouts     sation
Position           30,      ($)      ($)          ($)            ($)           (#)          ($)        ($)
-------------------------------------------------------------------------------------------------------------
Paul A. Gorman     2006     Nil      Nil        34,440           Nil         200,000        Nil        Nil
CEO as of          2005     Nil      Nil          Nil            Nil           Nil          Nil        Nil
October 24,        2004     Nil      Nil          Nil            Nil           Nil          Nil        Nil
2006 (1)
-------------------------------------------------------------------------------------------------------------

Kenneth Hill       2006     Nil      Nil        14,755           Nil         150,000        Nil        Nil
Former             2005     Nil      Nil          Nil            Nil         250,000        Nil        Nil
President          2004     Nil      Nil          Nil            Nil           Nil          Nil        Nil
and CEO (2)
-------------------------------------------------------------------------------------------------------------

Rakesh             2006     Nil      Nil        15,107           Nil         250,000        Nil        Nil
Malhotra           2005     Nil      Nil          Nil            Nil           Nil          Nil        Nil
CFO (3)            2004     Nil      Nil          Nil            Nil           Nil          Nil        Nil
-------------------------------------------------------------------------------------------------------------

Lisa Rose          2006   25,858     Nil          Nil            Nil         76,000         Nil        Nil
Corporate          2005     Nil      Nil          Nil            Nil           Nil          Nil        Nil
Secretary (4)      2004     Nil      Nil          Nil            Nil           Nil          Nil        Nil
-------------------------------------------------------------------------------------------------------------

(1) Mr. Gorman became an officer of the Company on November 7, 2005. The Company paid $34,440 to a corporation controlled by Paul Gorman in the fiscal year ended April 30, 2006. The Company expects to pay similar or increased compensation to Mr. Gorman in the current fiscal year in recognition of his expanded duties and responsibilities as CEO.

(2) Mr. Hill was formerly the President and CEO of the Company beginning in January of 2006. He resigned as President and CEO as of June 29, 2006 and became Vice President, Mining Operations of the Company. The Company paid $14,755 (CDN$17,500) in consulting fees to a corporation controlled by Mr. Hill during the fiscal year ended April 30, 2006. The Company expects to pay similar compensation to Mr. Hill in the current fiscal year.

(3) Mr. Malhotra became the Chief Financial Officer of the Company on November 17, 2005. The Company paid $15,107 to Mr. Malhotra in the fiscal year ended April 30, 2006. The Company expects to pay similar compensation to Mr. Malhotra in the current fiscal year.

(4) Mrs. Rose became Corporate Secretary of the Company on September 7, 2005. She was formerly Lisa Lacroix prior to her marriage on September 16, 2006.

Stock options granted to the named executive officers during the fiscal year ended April 30, 2006 are provided in the table below:

----------------------------------------------------------------------------------------------------------
                                                                            Market Value
                                                                            of Securities
                           Securities       % of Total                       Underlying
                             Under         Options/SARs                     Options/SARs
                         Options/SARs       Granted to       Exercise or   on the Date of
                            Granted        Employees in      Base Price         Grant          Expiration
       Name                   (#)         Fiscal year (1)    ($/Security)   ($/Security)           Date
----------------------------------------------------------------------------------------------------------
Paul A. Gorman
CEO                         200,000            11.2%          $   1.19        $   1.19        December 13,
                                                                                              2007
----------------------------------------------------------------------------------------------------------

Kenneth Hill,
Vice President              150,000             8.4%          $   0.85        $   0.85        January 20,
Mining Operations                                                                             2008
----------------------------------------------------------------------------------------------------------

Rakesh Malhotra
CFO                         250,000              14%          $   1.19        $   1.19        December 13,
                                                                                              2007
----------------------------------------------------------------------------------------------------------

Lisa Rose
Corporate Secretary          76,000             4.3%          $   1.19        $   1.19        December 13,
                                                                                              2007
----------------------------------------------------------------------------------------------------------

      (1) Based on total number of options granted to directors/officers/consultants of the Company pursuant to the 2003 Stock Option plan during the fiscal year ended April 30, 2006.

During the fiscal year ended April 30, 2006 there has been no re-pricing of stock options held by any executive officer or director of the Company.

The following table provides detailed information regarding options exercised by the named executive officers during the fiscal year ended April 30, 2006 and options held by the named executive officers as at April 30, 2006.

     Name and                 Shares            Value         # of shares under-
     Principal                acquired on      Realized       lying options
     Position                 Exercise          (#)($)        at year end

     Paul A. Gorman               0
     CEO                                          N/A               248,000

     Kenneth Hill
     Vice President               0               N/A               400,000
     Mining Operations

     Rakesh Malhotra              0               N/A               250,000
     CFO

     Lisa Rose                    0               N/A               100,000
     Corporate Secretary

On May 23, 2005, Yukon Gold filed a registration statement on Form S-8 with the SEC pursuant to which it registered 3,300,000 shares of common stock reserved for issuance upon exercise of options granted pursuant to the 2003 Stock Option Plan.

d) Compensation of Directors

Directors are not paid any fees in their capacity as directors of the Company. The directors are entitled to participate in the Corporation's stock option plan. Currently, the Company has in effect the 2003 Stock Option Plan. If Proposal #3 herein is approved by the shareholders, the Company will adopt the 2006 Stock Option Plan. No further options would be issued pursuant to the 2003 Stock Option Plan. All options issued in the future would be issued pursuant to the 2006 Stock Option Plan. All current stock options disclosed in this Proxy Statement and Information Circular were issued pursuant to the 2003 Stock Option Plan. During the year ended April 30, 2006 certain directors were granted options as shown below. None of the directors of the Company were compensated in their capacity as a director by the Company and its subsidiary during the fiscal year ended April 30, 2006 pursuant to any other arrangement.

      Mr. Barth was granted 250,000 stock options at an exercise price of $0.55 and valid until June 28, 2007.

      Mr. Van Tassell was granted 250,000 stock options at an exercise price of $0.55 and valid until June 28, 2007.

      Mr. Guerra, Jr. was granted 250,000 stock options at an exercise price of $1.19 and valid until December 13, 2007.

      Mr. Idziszek was granted 250,000 stock options at an exercise price of $1.19 and valid until December 13, 2007.

 TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

Reorganization of Officers and Directors

On October 24, 2006, Paul A. Gorman became the Chief Executive Officer of the Company following the resignation by Howard Barth as Chief Executive Officer and President. Prior to becoming the Company's Chief Executive Officer, Mr. Gorman was the Company's Vice President - Corporate Development (as of November 7,
2005). There were no disagreements between the Company and Mr. Barth with respect to the Company's operations, policies or practices. Mr. Barth is a director of the Company.

As of June 29, 2006, Ken Hill resigned as President and CEO of the Company and was replaced by Howard Barth as President and CEO. Mr. Hill became Vice President - Mining Operations of the Company and remained as a Director. There were no disagreements between the Company and Mr. Hill with respect to the Company's operations, policies or practices. Mr. Hill, who had been a Director beginning as of December of 2004, was appointed to fill the position of President and CEO as of January 17, 2005 following the resignation of W. Warren Holmes as CEO and the resignation of Brian Robertson as President.

Yukon Gold accepted the resignation of W. Warren Holmes as a director and Chairman of the board of directors and his resignation as a director and officer of the Company's wholly owned subsidiary, Yukon Gold Corp., an Ontario corporation, in each case effective as of July 11, 2006. As of that date, J.L. Guerra, Jr. became Chairman of the Board of Directors of the Company. There were no disagreements between the Company and Mr. Holmes with respect to the Company's operations, policies or practices.

As of November 17, 2005, Rene Galipeau resigned as a director and as the Chief Financial Officer of the Company. He was appointed to that position as of May 11, 2005. His position as Chief Financial Officer was filled by Rakesh Malhotra. The vacancy on the board was filled by the appointment of Chet Idziszek. There were no disagreements between the Company and Mr. Galipeau with respect to the Company's operations, policies or practices.

As of November 2, 2005, J.L. Guerra, Jr. was appointed to fill a vacancy on the board of directors of the Company,

As of September 7, 2005, Lisa Rose (formerly Lisa Lacroix) was appointed to the position of Corporate Secretary.

As of May 30, 2005, Richard Ewing resigned as a director of the Company. There were no disagreements between the Company and Mr. Ewing with respect to the Company's operations, policies or practices. Robert ("Dutch") Van Tassell was appointed to fill the vacancy on the board of directors left by Mr. Ewing as of May 30, 2005.

As of May 11, 2005, Stafford Kelley resigned as a director and as Secretary-Treasurer of the Company. There were no disagreements between the Company and Mr. Kelley with respect to the Company's operations, policies or practices. Howard Barth was appointed to fill the vacancy on the Board left by the departure of Mr. Kelley on May 11, 2005.

Of our six directors, three directors are independent directors. They are J.L. Guerra, Jr. (Chairman), Chester (Chet) Idziszek and Robert Van Tassell. Mr. Gorman and Mr. Hill are officers of the Company.

None of the officers of the Company have employment agreements with the Company. Mr. Malhotra and Mr. Gorman are each compensated as consultants through their wholly owned companies. Their compensation is disclosed in "EXECUTIVE COMPENSATION."

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with management and others

Year ended April 30, 2006

In the fiscal year ended April 30, 2006, the Company paid $14,755 in consulting fees to a corporation controlled by Kenneth Hill, a director of the Company. The Company paid $34,440 to a corporation controlled by Paul Gorman in the fiscal year ended April 30, 2006. The Company expects to pay similar or increased compensation to Mr. Gorman in the current fiscal year in recognition of his expanded duties and responsibilities as CEO. In the fiscal year ended April 30, 2006, the Company paid $15,107 to Rakesh Malhotra, the Company's Chief Financial Officer.

      J.L. Guerra, Jr., a director of the Company, subscribed for 490,909 common share units at $0.55 per unit; and

      W. Warren Holmes, a former director of the Company, subscribed for 149,867 common share units at $0.55 per unit.

                                  OTHER MATTERS

Yukon Gold knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

                            PROPOSALS OF SHAREHOLDERS

All proposals by stockholders of the Company which are intended to be presented at the Company's next Annual Meeting of Stockholders to be held in 2008 must be received by the Company for inclusion in the Company's proxy statement and proxy relating to that meeting no later than September 15, 2007. Any stockholder who desires to bring a proposal at the Company's 2008 Annual Meeting of Stockholders without including such proposal in the Company's proxy statement must deliver written notice thereof to the Secretary of the Company (addressed to Yukon Gold Corporation, Inc, 55 York Street, Suite 401, Toronto, Ontario M5J 1R7, Canada) during the period from September 15, 2007 to October 15, 2007. However, if the Company's 2007 Annual Meeting of Stockholders is held earlier than January 19, 2008 or later than February 1, 2008, such written notice must be delivered to the Secretary of the Company during the period from 90 days before the date of the 2008 Annual Meeting of Stockholders to the later of 60 days prior to the date of the 2008 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2008 Annual Meeting of Stockholders.

Proposals which shareholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2008 Annual Meeting of Shareholders must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and Delaware corporate law.

                                  ANNUAL REPORT

A copy of Yukon Gold's Annual Report for the year ended April 30, 2006 (audited) and Quarterly Report for the quarter ended July 31, 2006 (unaudited) accompany this proxy statement.

                        BY ORDER OF THE BOARD OF DIRECTORS

                        /s/ Paul A. Gorman
                            CEO and Director

                          INDEX TO FINANCIAL STATEMENTS

                                TABLE OF CONTENTS
                                                                      Page No.


INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Interim Consolidated Balance Sheets as of July 31, 2006
   and April 30, 2006                                                   1-2

Interim Consolidated Statements of Operations for the three months
   ended July 31, 2006 and July 31, 2005                                  3

Interim Consolidated Statements of Cash Flows for the three months
   ended July 31, 2006 and July 31, 2005                                  4

Interim Consolidated Statements of Changes in Stockholders' Equity
   for the three months ended July 31, 2006 and the year
   ended April 30, 2006                                                   5

Condensed Notes to Interim Consolidated Financial Statements           6-12


YEAR-END CONSOLIDATED FINANCIAL STATEMENTS (AUDITED)

Report of Independent Registered Public Accounting Firm                  13

Consolidated Balance Sheets as at April 30, 2006 and
   April 30, 2005                                                     14-15

Consolidated Statements of Operations for the years ended
   April 30, 2006 and April 30, 2005                                     16

Consolidated Statements of Cash Flows for the years ended
   April 30, 2006 and April 30, 2005                                     18

Consolidated Statements of Changes in Stockholders' Equity
   for the years ended April 30, 2006 and April 30, 2005                 20

Notes to Year-End Consolidated Financial Statements

                          YUKON GOLD CORPORATION, INC.
                         (AN EXPLORATION STAGE COMPANY)
                    INTERIM CONSOLIDATED FINANCIAL STATEMENTS
                 QUARTERS ENDED JULY 31, 2006 AND JULY 31, 2005
                                   (UNAUDITED)
                        (Amounts expressed in US Dollars)

                          YUKON GOLD CORPORATION, INC.
                         (AN EXPLORATION STAGE COMPANY)
                    INTERIM CONSOLIDATED FINANCIAL STATEMENTS
                                  JULY 31, 2006
                        (Amounts expressed in US Dollars)
                                   (Unaudited)

                                TABLE OF CONTENTS

                                                                         Page No
                                                                         -------
Interim Consolidated Balance Sheets as of July 31, 2006 and
  April 30, 2006                                                             1-2
Interim Consolidated Statements of Operations for the three months
  ended July 31, 2006 and July 31, 2005                                        3
Interim Consolidated Statements of Cash Flows for the three months
  ended July 31, 2006 and July 31, 2005                                        4
Interim Consolidated Statements of Changes in Stockholders' Equity
  for the three months ended July 31, 2006 and the year ended
  April 30, 2006                                                               5
Condensed Notes to Interim Consolidated Financial Statements                6-12

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Interim Consolidated Balance Sheets
As at July 31, 2006 and April 30, 2006
(Amounts expressed in US Dollars)

(Unaudited)

                                                            July 31,   April 30,
                                                              2006        2006
                                                               $           $
                                                           ---------   ---------
                           ASSETS
CURRENT ASSETS
  Cash and cash equivalents                                  889,565   2,412,126
  Prepaid expenses and other                               1,057,687      77,977
  Exploration tax credit receivable                          153,145     153,145
                                                           ---------   ---------
                                                           2,100,397   2,643,248
RESTRICTED CASH (Note 6)                                          --     118,275
RESTRICTED DEPOSIT (Note 7)                                   17,889      17,889
PROPERTY, PLANT AND EQUIPMENT                                 59,263      63,141
                                                           ---------   ---------
                                                           2,177,549   2,842,553
                                                           =========   =========

      See condensed notes to the Interim consolidated financial statements.

APPROVED ON BEHALF OF THE BOARD

/s/ Howard Barth
-------------------------------
Howard Barth, Director

/s/ Jose L. Guerra
-------------------------------
Jose L. Guerra, Jr., Director

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Interim Consolidated Balance Sheets
As at July 31, 2006 and April 30, 2006
(Amounts expressed in US Dollars)
(Unaudited)

                                                        July 31,     April 30,
                                                          2006          2006
                                                            $            $
                                                       ----------   -----------
                       LIABILITIES
CURRENT LIABILITIES

  Accounts payable and accrued liabilities                362,943       232,282
  Other Liability                                           3,750         3,750
  Current Portion of:
  Obligation under Capital Leases                           2,772         2,792
                                                       ----------   -----------
Total Current Liabilities                                 369,465       238,824
  Long-Term Portion of:
  Obligation under Capital Lease                           11,086        11,864
                                                       ----------   -----------
  TOTAL LIABILITIES                                       380,551       250,688
                                                       ----------   -----------
                  STOCKHOLDERS' EQUITY

CAPITAL STOCK                                               1,703         1,637
ADDITIONAL PAID-IN CAPITAL                              5,979,231     5,301,502
SUBSCRIPTION FOR WARRANTS (Note 5)                        525,680       525,680
ACCUMULATED OTHER COMPREHENSIVE LOSS                      (49,097)       (5,162)
DEFICIT, ACCUMULATED DURING THE EXPLORATION STAGE      (4,660,519)   (3,231,792)
                                                       ----------   -----------
                                                        1,796,998     2,591,865
                                                       ----------   -----------
                                                        2,177,549     2,842,553
                                                       ==========   ===========

      See condensed notes to the interim consolidated financial statements.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Interim Consolidated Statements of Operations
For the three months ended July 31, 2006 and July 31, 2005
(Amounts expressed in US Dollars)
(Unaudited)

                                                            For the     For the
                                                            quarter     quarter
                                              Cumulative     ended       ended
                                                 since     July 31,     July 31,
                                               inception     2006        2005
                                                  $            $           $
                                              ----------  ----------  ----------
REVENUE                                               --          --         --
                                               ---------  ----------  ----------
OPERATING EXPENSES
  Stock-based compensation                       310,569      85,323     95,840
  General and administration                   1,865,037     468,359     92,050
  Project expenses                             2,781,351     871,887      2,594
  Exploration Tax Credit                        (284,703)         --         --
  Amortization                                     8,361       3,158        243
  Loss on sale/disposal of capital assets          5,904          --         --
                                               ---------  ----------  ---------
TOTAL OPERATING EXPENSES                       4,686,519   1,428,727    190,727
                                               ---------  ----------  ---------
LOSS BEFORE INCOME TAXES                      (4,686,519) (1,428,727)  (190,727)
  Income taxes recovery                           26,000          --         --
                                               ---------  ----------  ---------
NET LOSS                                       4,660,519) (1,428,727)  (190,727)
                                               =========  ==========  =========
Loss per share - basic and diluted                             (0.08)     (0.02)
                                                          ==========  =========
Weighted average common shares outstanding                16,656,627  9,025,045
                                                          ==========  =========

      See condensed notes to the interim consolidated financial statements.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Interim Consolidated Statements of Cash Flows
For the three months ended July 31, 2006 and July 31, 2005
(Amounts expressed in US Dollars)
(Unaudited)

                                                                          For the     For the
                                                                          quarter     quarter
                                                           Cumulative     ended        ended
                                                              since      July 31,     July 31,
                                                            inception      2006         2005
                                                               $            $            $
                                                           ----------   ----------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss for the year                                    (4,660,519)  (1,428,727)  (190,727)
  Items not requiring an outlay of cash:
    Amortization                                                8,361        3,158        243
    Loss on sale/disposal of capital assets                     5,904           --         --
    Shares issued for property payment                        368,087       53,845         --
    Common shares issued for
    Settlement of severance liability to ex-officer           113,130      113,130
    Stock-based compensation                                  310,569       85,323     95,840
    Issue of shares for professional services                 130,500           --         --
    Issue of units against settlement of debts                 20,077           --         --
    Decrease (Increase) in prepaid expenses and deposits   (1,056,530)    (979,710)    98,371
    Increase in exploration tax credit receivable            (153,145)          --         --
    Increase (Decrease) in accounts payable and accrued
      liabilities                                             362,453      130,661    (16,825)
    Decrease in restricted cash                                    --      118,275
    Increase in restricted deposit                            (17,889)
    Increase in other liabilities                               3,750           --         --
                                                           ----------   ----------   --------
NET CASH USED IN OPERATING ACTIVITIES                      (4,565,252)  (1,904,045)   (13,098)
                                                           ----------   ----------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of property, plant and equipment                   (74,597)          --         --
                                                           ----------   ----------   --------
NET CASH USED IN INVESTING ACTIVITIES                         (74,597)          --         --
                                                           ----------   ----------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Repayments from a shareholder                                 1,180           --         --
  Proceeds from exercise of warrants                           20,772           --         --
  Proceeds (Repayments) from demand promissory notes          200,000           --    (47,676)
  Proceeds from Convertible promissory notes converted        200,500           --         --
  Proceeds from exercise of stock options                       5,500           --         --
  Proceeds from subscription of warrants                      525,680           --         --
  Proceeds from issuance of units /shares                   4,604,736      425,497         --
  Proceeds from capital lease obligation                       14,656           --         --
                                                           ----------   ----------   --------
NET CASH PROVIDED/(USED) BY FINANCING ACTIVITIES            5,573,024      425,497    (47,676)
                                                           ----------   ----------   --------
EFFECT OF FOREIGN CURRENCY EXCHANGE
  RATE CHANGES                                                (43,610)     (44,013)    (1,429)
                                                           ----------   ----------   --------
NET INCREASE (DECREASE) IN CASH AND CASH
  EQUIVALENTS FOR THE YEAR                                    889,565   (1,522,561)   (62,203)
  Cash and cash equivalents, beginning of year                     --    2,412,126     79,256
                                                           ----------   ----------   --------
CASH AND CASH EQUIVALENTS, END OF                             889,565      889,565     17,053
  QUARTER
                                                           ==========   ==========   ========
INCOME TAXES PAID                                                               --         --
                                                                        ==========   ========
INTEREST PAID                                                                   --      3,032
                                                                        ==========   ========

     See condensed notes to the interim consolidated financial statements.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Interim Consolidated Financial Statements of Changes in Stockholders' Equity From Inception to July 31, 2006
(Amounts expressed in US Dollars)
(Unaudited)

                                                                                       Deficit,
                                                                                     accumulated                    Accumulated
                               Number of      Common     Additional   Subscription    during the                       Other
                                 Common       Shares       Paid-in         for       exploration   Comprehensive   Comprehensive
                                 Shares       amount       Capital      warrants        stage      Income (loss)   Income (loss)
                                                $             $                          $               $               $
                               ---------   -----------   ----------   ------------   -----------   -------------   -------------
Issuance of Common shares      2,833,377      154,063           --           --              --            --              --
Issuance of warrants                  --           --        1,142           --              --            --              --
Foreign currency translation          --           --           --           --                           604             604
Net loss for the year                 --           --           --                     (124,783)     (124,783)             --
                               ---------     --------      -------     --------      ----------      --------         -------
Balance as of April 30, 2003   2,833,377      154,063        1,142                     (124,783)     (124,179)            604
                                                                                                     ========
Issuance of Common shares      1,435,410      256,657           --           --              --            --
Issuance of warrants                  --           --        2,855           --              --            --
Shares repurchased              (240,855)      (5,778)          --           --              --            --
Recapitalization pursuant to
  reverse acquisition          2,737,576     (404,265)     404,265           --              --            --
Issuance of Common shares      1,750,000          175      174,825           --              --            --
Issuance of Common shares
  for property payment           300,000           30      114,212           --              --            --
Foreign currency translation          --           --           --           --                       (12,796)        (12,796)
Net loss for the year                 --           --           --                     (442,906)     (442,906)             --
                               ---------     --------      -------     --------      ----------      --------         -------
Balance as of April 30, 2004   8,815,508          882      697,299                     (567,689)     (455,702)        (12,192)
                                                                                                     ========
Issuance of Common shares
  for property payment           133,333           13       99,987                           --            --
Issuance of common shares on
  Conversion of Convertible
  Promissory note                 76,204            8       57,144           --              --
Foreign currency translation          --           --           --                           --         9,717           9,717
Net loss for the year                 --           --           --                     (808,146)     (808,146)             --
                               ---------     --------      -------     --------      ----------      --------         -------
Balance as of April 30, 2005   9,025,045          903      854,430           --      (1,375,835)     (798,429)         (2,475)
                                                                                                     ========

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Interim Consolidated Financial Statements of Changes in Stockholders' Equity From Inception to July 31, 2006
(Amounts expressed in US Dollars)
(Unaudited)

                                                                                            Deficit,
                                                                                          accumulated                   Accumulated
                                         Number of   Common   Additional   Subscription    during the                      Other
                                           Common    Shares     Paid-in        for        exploration  Comprehensive   Comprehensive
                                           Shares    amount     Capital       warrants       stage     Income (loss)   Income (loss)
                                                        $          $                           $             $               $
                                         ---------   ------   ----------   ------------   -----------  -------------   -------------
Stock based compensation-
Directors and officers                                          216,416
Stock based compensation-consultants                              8,830
Issue of common shares and
  Warrants on retirement of
  Demand Promissory note                  369,215      37       203,031
Units issued to an outside company
  for professional services settlement     24,336       2        13,384
Units issued to an officer
  for professional services settlement     12,168       1         6,690
Issuance of common shares
  for professional services               150,000      15       130,485
Units issued to shareholder               490,909      49       269,951
Units issued to a director                149,867      15        82,412
Units issued to outside subscribers       200,000      20       109,980
Issuance of common shares on
  Conversion of Convertible
  Promissory notes                         59,547       6        44,654
Issuance of common shares on
Exercise of warrants                       14,000       2        11,998
Issuance of common shares on
  Conversion of Convertible
  Promissory notes                         76,525       8        57,386
Private placement of shares               150,000      15       151,485
Issuance of Common shares
  for property payment                    133,333      13        99,987
Issuance of common shares on
  Conversion of Convertible
  Promissory notes                         34,306       4        25,905
Issuance of common shares on
Exercise of warrants                       10,000       1         8,771

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Consolidated Statements of Changes in Stockholders' Equity
From Inception to July 31, 2006
(Amounts expressed in US Dollars)

                                                                                            Deficit,
                                                                                          accumulated
                                             Number of  Common  Additional  Subscription   during the       Other      Accumulated
                                              Common    Shares   Paid-in        for        exploration  Comprehensive  Comprehensive
                                              Shares    amount   Capital      warrants        stage     Income (loss)  Income (loss)
                                                          $        $             $              $             $              $
                                            ----------  ------  ----------  ------------  ------------  -------------  -------------
Issuance of common shares on
  Conversion of Convertible
  Promissory notes                             101,150      10     76,523
Issue of 400,000 Special Warrants net                                          371,680
Issue of 200,000 flow through warrants                                         154,000
Brokered private placement of shares- net    5,331,327     533  2,910,375
Brokered Private placement of flow through
Shares- net                                     25,000       2     13,310
Exercise of stock options                       10,000       1      5,499
Foreign currency translation                        --      --         --                                    (2,687)       (2,687)
Net loss for the year                               --      --                             (1,855,957)   (1,855,957)           --
                                            ----------   -----  ---------      -------     ----------    ----------        ------
Balance as of April 30, 2006                16,366,728   1,637  5,301,502      525,680     (3,231,792)   (1,858,644)       (5,162)
                                                                                                         ==========
Exercise of warrants                            10,000       1      8,986
Exercise of warrants                            45,045       5     40,445
Exercise of warrants                            16,000       2     14,278
Common shares issued for
Settlement of severance
  liability to ex-officer                      141,599      14    113,116
Exercise of warrants                            43,667       4     39,364
Exercise of warrants                            17,971       2     15,937
Exercise of warrants                            43,667       4     38,891
Exercise of warrants                            16,000       2     14,251
Exercise of warrants                           158,090      16    141,616
Issuance of Common shares
  for property payment                          43,166       4     53,841
Exercise of warrants                            64,120       6     57,863
Exercise of warrants                            61,171       6     53,818
Stock based compensation-
Directors and officers                                             85,323
Foreign currency translation                                                                                (43,935)      (43,935)
Net loss for the quarter                                                                   (1,428,727)   (1,428,727)
                                            ----------   -----   ---------     -------     ----------    ----------       -------
                                            17,027,224   1,703   5,979,231     525,680     (4,660,519)   (1,472,662)      (49,097)
                                            ----------   -----   ---------     -------     ----------    ----------       -------

      See condensed notes to the interim consolidated financial statements.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
July 31, 2006
(Amounts expressed in US Dollars)
(Unaudited)

1.    BASIS OF PRESENTATION

      The accompanying unaudited consolidated financial statements do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of all recurring accruals) considered necessary for fair presentation have been included. Operating results for the interim period are not necessarily indicative of the results that may be expected for the year ended April 30, 2007. Interim financial statements should be read in conjunction with the company's annual audited financial statements.

      The interim consolidated financial statements include the accounts of Yukon Gold Corporation, Inc. (the "Company") and its wholly owned subsidiary Yukon Gold Corp. ("YGC"). All material inter-company accounts and transactions have been eliminated.

2.    GOING CONCERN

      The Company has no source for operating revenue and expects to incur significant expenses before establishing operating revenue. The Company has a need for equity capital and financing for working capital and exploration and development of its properties. Because of continuing operating losses, the Company's continuance as a going concern is dependent upon its ability to obtain adequate financing and to reach profitable levels of operation. The Company's future success is dependent upon its continued ability to raise sufficient capital, not only to maintain its operating expenses, but to explore for ore reserves and develop those it has on its mining claims. There is no guarantee that such capital will continue to be available on acceptable terms, if at all or if the Company will attain profitable levels of operation.

      Management has initiated plans to raise equity funding through the issuance of common shares including flow-through shares. The company was successful in raising funds (net) of approximately $4 million during the year ended April 30, 2006 which is expected to help the company meet its commitments and current requirements for project expenses and general and administrative expenses. The Company has also raised another $400,000 in the subsequent period (refer to note 12 (b)) In addition, the company's common shares were approved for listing and commenced trading on the Toronto Stock exchange. The listing of company's stock in both United States and Canada has expanded its investor base, as the company continues to explore sources of funding from both United States and Canada.

3.    NATURE OF OPERATIONS

      The company is an exploration stage mining company and has not yet realized any revenue from its operations. It is primarily engaged in acquisition, exploration and development of its two mining properties, both located in the Yukon Territory in Canada. The company has not yet determined whether these properties contain mineral reserves that are economically recoverable. The business of mining and exploring for minerals involves a high degree of risk and there can be no assurances that current exploration programs will result in profitable mining operations.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
July 31, 2006
(Amounts expressed in US Dollars)
(Unaudited)

4.    EXPLORATION TAX CREDIT RECEIVABLE

      The Company has a claim to the Yukon exploration tax credit, since it maintains a permanent establishment in the Yukon and has incurred eligible mineral exploration expenses as defined by the federal income tax regulations of Canada. The Company's expectation of receiving this credit of $153,145 (CDN$171,216) is based on the history of receiving past credits. The Company will be filing tax returns to claim this credit.

5.    SUBSCRIPTION FOR WARRANTS

      a) On December 15, 2005 the Company completed the sale of 400,000 Special Warrants using the services of an agent at a subscription price of $1.01 per Warrant to an accredited investor for $404,000. Each Special warrant entitles its holder to acquire one common share of the Company and one common share purchase warrant at no additional cost. Each share purchase warrant entitles the Subscriber to subscribe for one common share in the capital of the company at a price of $1.00 per warrant share for a period of one year following the closing date.

            Special Warrants may not be exercised until the earlier of: (i) the Qualification Time (as defined below), or (ii) the date which is 181 days from the Closing Date of the sale of the Special Warrants (the "Expiry Time"). All special warrants will be automatically exercised without any further action on the part of the holder at 4:30 p.m. (Toronto Time) on the earlier of: (i) the fifth business day after the date upon which a registration statement to be filed by the Corporation under the Securities Act of 1933 as amended has been declared effective with respect to the distribution of the Common Shares and Warrants issuable upon exercise of the Special Warrants (the "Qualification Time") or (ii) the Expiry Time. If by 4:30 p.m. (Toronto time) on the date which is 180 days from the closing date such registration statement has not been declared effective, the holders of the Special Warrants shall thereafter be entitled to receive, upon the exercise or deemed exercise of the Special Warrants, 1.1 common shares and 1.1 warrants for each Special Warrant then held by such holder (in lieu of one common share and one warrant otherwise receivable) at no additional cost.

            The agent received $32,320 in commission as well as 32,320 warrants. Each warrant is exercisable for one common share at $ 1.00 until December 15, 2006 with a fair value of $9,995.

      b) On December 30, 2005 the Company completed the sale of 200,000 Flow-Through Special Warrants ("Special Warrants") to National Bank Trust Inc. for the account of a Canadian accredited investor, for $180,000 (CDN$205,020). Each Special Warrant entitles the Holder to acquire one flow-through common share of the Company ("Flow-Through Shares") at no additional cost.

            The term "Flow-Through Shares" is significant for tax purposes in Canada because it enables the issuer to allocate certain exploration tax credit to the holders of such shares. As all Canadian Exploration expenses are incurred by the Company's 100% owned Canadian subsidiary, which conducts mining explorations in the Yukon Territory of Canada, for Canadian tax purposes, a similar Flow-Through subscription agreement was executed between the Company and its 100% Canadian subsidiary. The effective date of renunciation for Canadian Exploration expenses is December 31, 2005, which as per Canadian tax regulations requires the Canadian subsidiary to incur eligible Canadian exploration expenses for the entire subscription amount of $180,000 (CDN $205,020) on or before December 31, 2006. The company must renounce such eligible expenses to the Canadian accredited investors. The company renounced such eligible expenses to the investors in March of 2006. These Special Warrants may be exercised at any time but will automatically be exercised on the earlier of: (i) the Qualification Time (as defined below), or (ii) the date which is 181 days from the date of the Special Warrant Certificate (December 30, 2005), or such later date as may be agreed upon between the Company and holder of the Special Warrants (the "Expiry Time"). All Special Warrants will be automatically exercised without any further action by the holder at 4:30 p.m. (Toronto time) on the earlier of: (i) the fifth business day after the date upon which a registration statement to be filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"), has been declared effective by the Securities and Exchange Commission (the "SEC") with respect to the distribution of the Flow-Through Shares issuable upon exercise of the Special Warrants (the "Qualification Time") or (ii) the Expiry Time.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
July 31, 2006
(Amounts expressed in US Dollars)
(Unaudited)

6.    RESTRICTED CASH

      Under Canadian income tax regulations, a company is permitted to issue flow-through shares whereby the company agrees to incur qualifying expenditures and renounce the related income tax deductions to the investors. Notwithstanding that, there is no specific requirement to segregate the funds. The flow-through funds which are unexpended at the consolidated balance sheet date are considered to be restricted and are not considered to be cash or cash equivalents. As of July 31, 2006 and April 30, 2006, unexpended flow-through funds were $ Nil and $ 118,275 (CDN $132,230) respectively.

7.    RESTRICTED DEPOSITS

      The Company has a term deposit of $17,889 (CDN$20,000) with a Canadian financial institution which earns interest at 2.5% per annum and matures on April 26, 2007. This deposit has been assigned to the financial institution to enable the financial institution to issue an Irrevocable Letter of Credit to The First Nation of Na Cho Nyak Dun ("NND") which exercises certain powers over land use and environment protection within the Yukon Territory of Canada. The Company required access to move heavy equipment over the land controlled by NND and therefore posted this security bond so that if the Company fails to comply with reclamation requirements, then the security bond will be available to NND to complete the work or may form part of the compensation package.

8.    OTHER LIABILITY

      On March 28, 2006 the Company completed a brokered private placement through the issuance of 25,000 flow-through shares at a price of $0.75 per share for gross proceeds of $18,750. The proceeds raised were allocated between the offering of shares and the sale of tax benefits. A liability of $3,750 is recognized for the sale of taxable benefits which will be reversed and credited to income when the Company renounces resource expenditure deduction to the investor.

9.    STOCK BASED COMPENSATION

      In December 2004, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 123 (Revised 2004), "Share-Based Payment" (SFAS 123 (R)). SFAS 123 (R) requires companies to recognize compensation cost for employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award. The Company adopted the provisions of SFAS 123 (R) on May 1, 2006 using the "modified prospective" application method of adoption which requires the Company to record compensation cost related to unvested stock awards as of April 30, 2006 by recognizing the unamortized grant date fair value of these awards over the remaining service periods of those awards with no change in historical reported earnings. As a result of using this method, the consolidated financial statements for the year ended April 30, 2006 were not restated for the impact of stock-based compensation expense. Awards granted after April 30, 2006 are valued at fair value in accordance with the provisions of SFAS 123 (R) and recognized on a straight line basis over the service periods of each award.

      Had expense for the Company's stock- based compensation plans been determined based on the grant-date fair value for 2005, consistent with the provisions of SFAS 123 (R), the Company's reported and proforma net loss and net loss per share for the three months ended July 31, 2005 would be as follows:

                                                         Three Months Ended
                                                            July 31, 2005
                                                         ------------------
Net Loss-as reported                                          $(190,727)
Add: Stock-based compensation as expensed                     $  95,840
Proforma stock-based compensation expense-as
If grant date fair value had been applied to all
Stock -based payment awards                                   $ (95,840)
                                                              ---------
Net loss-proforma for stock based compensation expense        $(190,727)
                                                              ---------
Net loss per share-basic, as reported                         $   (0.02)
Net loss per share-basic, proforma for stock- based
Compensation expense                                          $   (0.02)

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
July 31, 2006
(Amounts expressed in US Dollars)
(Unaudited)

9.    STOCK BASED COMPENSATION-Cont'd

      As of July 31, 2006 there was $472,122 of unrecognized expense related to non-vested stock-based compensation arrangements granted. The financial statements for the three months ended July 31, 2006 recognize compensation cost for the portion of outstanding awards which have vested during the period. The stock-based compensation expense for the quarter ended July 31, 2006 was $ 85,323.

      No options were granted during the three months ended July 31, 2006 under the Company's stock-option plan.

10.   ISSUANCE OF COMMON SHARES AND WARRANTS

      On May 29, 2006 the Company issued 10,000 common shares for the exercise of 10,000 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $8,987 (CDN$10,000).

      On May 29, 2006 the Company issued 45,045 common shares for the exercise of 45,045 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $40,450 (CDN$45,045).

      On May 29,2006 the Company issued 16,000 common shares for the exercise of 16,000 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $14,280 (CDN$16,000).

      On May 30, 2006 the Company issued 141,599 common shares for the settlement of an accrued liability to an ex officer and director. The accrued severance amount of $113,130 (CDN$128,855) was converted to 141,599 common shares at $0.80 (CDN$0.91).

      On June 22, 2006 the Company issued 43,667 common shares for the exercise of 43,667 warrants at $0.90 (CDN$1.00) from a warrant holder in consideration of $39,368 (CDN$43,667).

      On June 28, 2006 the Company issued 17,971 common shares for the exercise of 17,971 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $15,939 (CDN$17,971).

      On June 28, 2006 the Company issued 43,667 common shares for the exercise of 43,667 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $38,895 (CDN$43,667).

      On June 28, 2006 the Company issued 16,000 common shares for the exercise of 16,000 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $14,253 (CDN$16,000).

      On June 29, 2006 the Company issued 158,090 common shares for the exercise of 158,090 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $141,632 (CDN$158,090).

      On July 7, 2006 the Company issued 43,166 common shares in settlement of a property payment on the Mount Hinton property. The shares represent $53,845 (CDN$60,000) payment and were valued $1.25 (CDN$1.39) each.

      On July 7, 2006 the Company issued 64,120 common shares for the exercise of 64,120 warrants at $0.90 (CDN$1.00) from a warrant holder in consideration of $57,869 (CDN$64,120).

      On July 17, 2006 the Company issued 61,171 common shares for the exercise of 61,171 warrants at $0.88 (CDN$1.00) from a warrant holder in consideration of $53,824 (CDN$61,171).

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
July 31, 2006
(Amounts expressed in US Dollars)
(Unaudited)

11.   COMMITMENTS AND CONTINGENCIES

      (a)   Mount Hinton Property Mining Claims

            On July 7, 2002 Yukon Gold Corp. ("YGC") entered into an option agreement with the Hinton Syndicate to acquire a 75% interest in the 273 unpatented mineral claims covering approximately 14,000 acres in the Mayo Mining District of the Yukon Territory, Canada. This agreement was replaced with a revised and amended agreement (the "Hinton Option Agreement") dated July 7, 2005 which superseded the original agreement and amendments thereto. The new agreement is between the Company, its wholly owned subsidiary YGC and the Hinton Syndicate.

            YGC must make scheduled cash payments and perform certain work commitments to earn up to a 75% interest in the mineral claims, subject to a 2% net smelter return royalty in favor of the Hinton Syndicate, as further described below.

            The schedule of Property Payments and Work Programs are as follows:

PROPERTY PAYMENTS

On execution of the July 7, 2002 Agreement   $ 19,693 (CDN$ 25,000) Paid
On July 7, 2003                              $ 59,078 (CDN$ 75,000) Paid
On July 7, 2004                              $118,157 (CDN$150,000) Paid
On January 2, 2006                           $125,313 (CDN$150,000) Paid
On July 7, 2006                              $134,512 (CDN$150,000) Paid
On July 7, 2007                              $132,556 (CDN$150,000)
On July 7, 2008                              $132,556 (CDN$150,000)
  TOTAL                                      $721,865 (CDN$850,000)

WORK PROGRAM-expenditures to be incurred in the following periods;

July 7/02 to July 6/03                       $  118,157 (CDN$  150,000) Incurred
July 7/03 to July 6/04                       $  196,928 (CDN$  250,000) Incurred
July 7/04 to July 6/05                       $  256,006 (CDN$  325,000) Incurred
July 7/05 to Dec. 31/06                      $  662,778 (CDN$  750,000) *
*Subsequently amended
Jan. 1/07 to Dec. 31/07                      $  883,704 (CDN$1,000,000)
Jan. 1/08 to Dec. 31/08                      $1,104,631 (CDN$1,250,000)
Jan.  1/09 to Dec. 31/09                     $1,325,557 (CDN$1,500,000)
   TOTAL                                     $4,547,761 (CDN$5,225,000)

* By letter agreement dated August 17, 2006, the Hinton Syndicate agreed to allow the Company to defer a portion of the Work Program expenditure scheduled to be incurred by December 31, 2006. The agreement to defer such Work program expenditures was due to the mechanical break-down of drilling equipment and the unavailability of replacement drilling equipment at the Mount Hinton site. As a result, the Company is now allowed to defer the expenditure of approximately $309,000 to $353,000 (CDN $ 350,000 to CDN $400,000) until December 31, 2007.
All other Property Payments and Work Program expenditures due have been made and incurred.

Provided all Property Payments have been made that are due prior to the Work Program expenditure levels being attained, YGC shall have earned a:

      25% interest upon Work Program expenditures of $1,325,557 (CDN$1,500,000) 50% interest upon Work Program expenditures of $2,209,261 (CDN$2,500,000) 75% interest upon Work Program expenditures of $4,547,761 (CDN$5,225,000)

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
July 31, 2006
(Amounts expressed in US Dollars)
(Unaudited)

11.   COMMITMENTS AND CONTINGENCIES-Cont'd

            In some cases, payments made to service providers include amounts advanced to cover the cost of future work. These advances are not loans but are considered "incurred" exploration expenses under the terms of the Hinton Option Agreement. Section 2.2(a) of the Hinton Option Agreement defines the term, "incurred" as follows: "Costs shall be deemed to have been "incurred" when YGC has contractually obligated itself to pay for such costs or such costs have been paid, whichever should first occur." Consequently, the term, "incurred" includes amounts actually paid and amounts that YGC has obligated itself to pay. Under the Hinton Option Agreement there is also a provision that YGC must have raised and have available the Work Program funds for the period from July 7, 2005 to December 31, 2006, by May 15 of 2006. This provision was met on May 15, 2006.

            The Hinton Option Agreement contemplates that upon the earlier of:
            (i) a production decision or (ii) investment of $4,547,761 (CDN$5,225,000) or (iii) YGC has a minority interest and decides not to spend any more money on the project, YGC's relationship with the Hinton Syndicate will become a joint venture for the further development of the property. Under the terms of the Hinton Option Agreement, the party with the majority interest would control the joint venture. Once the 75% interest is earned, as described above, YGC has a further option to acquire the remaining 25% interest in the mineral claims for a further payment of $4,418,522 (CDN$5,000,000).

            The Hinton Option Agreement provides that the Hinton Syndicate receive a 2% "net smelter return royalty." In the event that the Company exercises its option to buy-out the remaining 25% interest of the Hinton Syndicate (which is only possible if the Company has reached a 75% interest, as described above) then the "net smelter return royalty" would become 3% and the Hinton Syndicate would retain this royalty interest only. The "net smelter return royalty" is a percentage of the gross revenue received from the sale of the ore produced from the mine less certain permitted expenses.

            The Hinton Option Agreement entitles the Hinton Syndicate to recommend for appointment one member to the board of directors of the Company.

            The Hinton Option Agreement provides both parties (YGC and Hinton Syndicate) with rights of first refusal in the event that either party desires to sell or transfer its interest.

            The Hinton Syndicate members each have the option to receive their share of property payments in stock of the Company at a 10% discount to the market, once the Company has obtained a listing on a Canadian stock exchange. YGC and the Company have a further option to pay 40% of any property payment due after the payment on January 2, 2006 with common stock of the Company. The payment due on July 7, 2006 was made in accordance with this provision.

      b)    The Marg Property

            In March 2005, the Company acquired rights to purchase 100% of the Marg Property which consists of 402 contiguous mineral claims covering approximately 20,000 acres located in the Mayo Mining District of the Yukon Territory of Canada. Title to the claims is registered in the name of YGC.

            The Company assumed the rights to acquire the Marg Property under a Property Purchase Agreement ("Agreement") with Atna Resources Ltd. ("Atna"). Under the terms of the Agreement the Company paid $119,189 (CDN$150,000) cash and 133,333 common shares as a down payment. The Company made payments under the Agreement for $43,406 (CDN$50,000) cash and an additional 133,333 common shares of the Company on December 12, 2005;

            The Company has agreed to make subsequent payments under the Agreement of: (i) $88,370 (CDN$100,000) cash and an additional 133,334 common shares of the Company on or before December 12, 2006;
            (ii) $88,370 (CDN$100,000) cash on or before December 12, 2007; and
            (iii) $176,741 (CDN$200,000) in cash and/or common shares of the Company (or some combination thereof to be determined) on or before December 12, 2008. Upon the commencement of commercial production at the Marg Property, the Company will pay to Atna $883,704 (CDN$1,000,000) in cash and/or common shares of the Company, or some combination thereof to be determined.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Company)
Condensed Notes to Interim Consolidated Financial Statements
July 31, 2006
(Amounts expressed in US Dollars)
(Unaudited)

11.   COMMITMENTS AND CONTINGENCIES-Cont'd

      c) The company on June 21, 2006 entered into mutually renewable one year agreements with three consultants who will each provide the Company services relating to business promotion and development. These consultants will assist management in the preparation of financial offerings and assist in arranging meetings and making presentations to the brokerage community and institutional investors in both the United States of America and Canada. Each of these three consultants will be compensated with the issue of 272,660 shares of restricted common stock, out of which 54,860 shares will be due and payable immediately on signing the respective agreements and the balance of 217,800 shares will be due and payable in 11equal monthly installments of 19,800 shares commencing August 1, 2006 and ending June 1, 2007. Either party can terminate the respective agreements with or without cause upon thirty (30) days written notice to the other party. The Company accrued consulting expenses of $210,663 for the quarter ended July 31, 2006 relating to the contractual commitment to issue 54,860 shares each to the three consultants. No shares were however issued as of July 31, 2006 but issued only subsequently (refer to subsequent event note 12)

      d) The company completed the sale of 400,000 special warrants on December 15, 2005. In the absence of a registration statement being declared effective within 181 days of the closing, the Company, effective June 15, 2006 was obligated to issue 4,000 common shares and 4,000 warrants to the accredited investor at no extra cost as a penalty. The Company has not yet issued any shares or warrants as of the end of the quarter.

      e) On March 21, 2006 the Company entered into a consulting agreement with a consultant (the "Consultant"). As per terms of the agreement, the Consultant will provide to the Company market and financial advice and expertise as may be necessary relating to the manner of offering and pricing of securities. The agreement is for a period of twelve months commencing the day of trading of the Company's stock on the Toronto Stock Exchange (April 19, 2006). The Consultant will be compensated a fee equal to 240,000 restricted common shares of the Company with a fair value of $196,800 and will receive these shares on a monthly basis. Each party can cancel the agreement on 30 days notice. The Company has not issued any common shares as yet, but is accruing the expense on a monthly basis.

12.   SUBSEQUENT EVENTS

      a. Amendment to Work Program expenditures relating to Mount Hinton Property Mining Claims:

            By letter agreement dated August 17, 2006, the Hinton Syndicate agreed to allow the Company to defer a portion of the Work Program expenditure scheduled to be incurred by December 31, 2006. The agreement to defer such Work program expenditures was due to the mechanical break-down of drilling equipment and the unavailability of replacement drilling equipment at the Mount Hinton site. As a result, the Company is now allowed to defer the expenditure of approximately $309,000 to $353,000 (CDN $ 350,000 to CDN $400,000)
            until December 31, 2007. All other Property Payments and Work Program expenditures due have been made and incurred.

      b.    Subsequent issue of common shares and warrants:

            On August 22, 2006, the Company completed a private placement of 400,000 units where each unit consisted of a common share and a share purchase warrant. The units were priced at $1.00 per unit for a total of $400,000. The Company will pay a finders fee equal to 6% of the gross proceeds. The warrants have a two- year term and are exercisable at $1.50 per share in the first twelve months of the term and $2.00 per share in the remaining twelve months of the term. Closing of this placement requires approval from the Toronto Stock Exchange. Conditional approval was given by the Toronto Stock Exchange on August 29, 2006.

            On August 11, 2006 the company issued 817,980 restrictive shares to consultants in accordance with 11 (c) as above. Except 223,980 common shares which were in total earned by these consultants, the balance of 594,000 common shares are held in escrow to be released to each consultant in 10 monthly installments of 19,800 common shares commencing September 1, 2006.

            On September 7, 2006 the Company issued 24,000 shares to an officer upon exercising 24,000 vested stock options at US$.075 for a total of US$18,000.00.

                          YUKON GOLD CORPORATION, INC.
                         (AN EXPLORATION STAGE COMPANY)
                        CONSOLIDATED FINANCIAL STATEMENTS
                        ---------------------------------
                  YEARS ENDED APRIL 30, 2006 AND APRIL 30, 2005
      TOGETHER WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                        (AMOUNTS EXPRESSED IN US DOLLARS)

                          YUKON GOLD CORPORATION, INC.
                         (AN EXPLORATION STAGE COMPANY)
                        CONSOLIDATED FINANCIAL STATEMENTS
                        ---------------------------------
                  YEARS ENDED APRIL 30, 2006 AND APRIL 30, 2005
      TOGETHER WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                        (AMOUNTS EXPRESSED IN US DOLLARS)

                                TABLE OF CONTENTS
                                                                               PAGE NO.
Report of Independent Registered Public Accounting Firm                            1

Consolidated Balance Sheets as at April 30, 2006 and April 30, 2005              2-3

Consolidated Statements of Operations for the years ended April 30, 2006
     and April 30, 2005                                                            4

Consolidated Statements of Cash Flows for the years ended April 30, 2006
     and April 30, 2005                                                            5

Consolidated Statements of Changes in Stockholders' Equity for the years
     ended April 30, 2006 and April 30, 2005                                       6

Notes to Consolidated Financial Statements                                      7-28

SCHWARTZ LEVITSKY FELDMAN LLP
-----------------------------
CHARTERED ACCOUNTANTS
TORONTO, MONTREAL, OTTAWA


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Stockholders of Yukon Gold Corporation, Inc.
(An Exploration Stage Company)

We have audited the accompanying consolidated balance sheets of Yukon Gold Corporation, Inc. as at April 30, 2006 and 2005 and the related consolidated statements of operations, cash flows and stockholders' equity for the years ended April 30, 2006 and 2005 and for the period from incorporation to April 30, 2006. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Yukon Gold
Corporation, Inc. as at April 30, 2006 and 2005 and the results of its operations and its cash flows for the years ended April 30, 2006 and 2005 and for the period from incorporation to April 30, 2006 in conformity with United States generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company is an exploration stage mining company and has no established source of revenues. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plan regarding these matters are also described in the notes to the consolidated financial statements. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

"SCHWARTZ LEVITSKY FELDMAN LLP"
-------------------------------

  Toronto, Ontario, Canada
  July 12, 2006                                          Chartered Accountants
  Except for Note 23(i) which is August 31, 2006

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED BALANCE SHEETS
AS AT APRIL 30, 2006 AND APRIL 30, 2005
(AMOUNTS EXPRESSED IN US DOLLARS)
                                                  April 30,    April 30,
                                                      2006         2005
                                                         $            $

                                     ASSETS

       CURRENT ASSETS

    Cash and cash equivalents                    2,412,126      79,256
    Prepaid expenses and other (note 6)             77,977     103,832
    Exploration tax credit receivable (note 7)     153,145      72,203
                                                 ---------     -------

                                                 2,643,248     255,291

RESTRICTED CASH (Note 15)                          118,275          --
RESTRICTED DEPOSIT (Note 16)                        17,889          --
PROPERTY, PLANT AND EQUIPMENT (Note 8)              63,141       4,778
                                                 ---------     -------

                                                 2,842,553     260,069
                                                 =========     =======

  The accompanying notes are an integral part of these consolidated financial statements.


       APPROVED ON BEHALF OF THE BOARD

       --------------------------------------------
       Howard Barth, Director

       --------------------------------------------
       Jose L. Guerra, Jr., Director

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED BALANCE SHEETS
AS AT APRIL 30, 2006 AND APRIL 30, 2005
(AMOUNTS EXPRESSED IN US DOLLARS)

                                                                            April 30,     April 30,
                                                                                 2006         2005
                                                                                    $            $

                                   LIABILITIES

CURRENT LIABILITIES
    Accounts payable and accrued liabilities (Note 9)                         232,282        83,897
    Other Liability (Note 17)                                                   3,750            --
    Convertible promissory notes (Note 12)                                         --       200,500
    Demand promissory notes (Note 13)                                              --       498,649
    Current Portion of:
    Obligation under Capital Leases                                             2,792            --
                                                                           ----------    ----------
Total Current Liabilities                                                     238,824       783,046

    Long -Term Portion of:
    Obligations under Capital Lease                                            11,864            --
                                                                           ----------    ----------

TOTAL LIABILITIES                                                             250,688       783,046
                                                                           ----------    ----------
COMMITMENTS AND CONTINGENCIES (Note 18)

                        SHAREHOLDERS' EQUITY (DEFICIENCY)

CAPITAL STOCK (Note 10)                                                         1,637           903

ADDITIONAL PAID-IN CAPITAL                                                  5,301,502       854,430

SUBSCRIPTION FOR WARRANTS (Note 11)                                           525,680            --

ACCUMULATED OTHER COMPREHENSIVE LOSS                                           (5,162)       (2,475)

DEFICIT, ACCUMULATED DURING THE EXPLORATION STAGE                          (3,231,792)   (1,375,835)
                                                                           ----------    ----------

                                                                            2,591,865      (522,977)

                                                                           ----------    ----------
                                                                            2,842,553       260,069
                                                                           ==========    ==========

  The accompanying notes are an integral part of these consolidated financial statements.

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED APRIL 30, 2006 AND APRIL 30, 2005
(AMOUNTS EXPRESSED IN US DOLLARS)

                                                                   For the         For the
                                                                      year            year
                                                Cumulative           ended           ended
                                                     since       April 30,       April 30,
                                                 inception            2006            2005
                                                         $               $               $
REVENUE                                                 --            --              --
                                               -----------     -----------     -----------
OPERATING EXPENSES

    Stock-based compensation                       225,246         225,246              --
    General and administration                   1,396,678         859,953         390,679
    Project expenses                             1,909,464         933,326         532,333
    Exploration Tax Credit                        (284,703)       (144,414)       (116,050)
    Amortization                                     5,203           1,942           1,184
    Loss on sale/disposal of capital assets          5,904           5,904              --
                                               -----------     -----------     -----------

TOTAL OPERATING EXPENSES                         3,257,792       1,881,957         808,146
                                               -----------     -----------     -----------

LOSS BEFORE INCOME TAXES                        (3,257,792)     (1,881,957)       (808,146)

    Income taxes recovery                           26,000          26,000              --
                                               -----------     -----------     -----------

NET LOSS                                        (3,231,792)     (1,855,957)       (808,146)
                                               ===========     ===========     ===========

Loss per share - basic and diluted                                   (0.17)          (0.09)
                                                               ===========     ===========

Weighted average common shares outstanding                       10,742,784       8,850,318
                                                                ===========     ===========

  The accompanying notes are an integral part of these consolidated financial statements.

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED APRIL 30, 2006 AND APRIL 30, 2005
(AMOUNTS EXPRESSED IN US DOLLARS)

                                                                                             For the        For the
                                                                                                year           year
                                                                           Cumulative          ended          ended
                                                                                since      April 30,       April 30,
                                                                            inception           2006           2005
                                                                                    $              $              $
                                                                           ----------     ----------     ----------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss for the year                                                  (3,231,792)    (1,855,957)      (808,146)
    Items not requiring an outlay of cash:
      Amortization                                                              5,203          1,942          1,184
      Loss on sale/disposal of capital assets                                   5,904          5,904
      Shares issued for property payment                                      314,242        100,000        100,000
      Stock-based compensation                                                225,246        225,246             --
      Issue of shares for professional services                               130,500        130,500             --
      Issue of units against settlement of debts                               20,077         20,077             --
      Decrease (Increase) in prepaid expenses and deposits                    (76,820)        25,855        (94,475)
      Decrease (Increase) in exploration tax credit receivable(153,145)       (80,942)       (72,203)
      Increase (Decrease) in accounts payable and accrued
       liabilities                                                            231,792        148,385         53,211
      Decrease (Increase) in restricted cash and
      restricted deposit                                                     (136,164)      (136,164)            --
      Increase (Decrease) in other liabilities                                  3,750          3,750             --
                                                                           ----------     ----------     ----------

NET CASH USED IN OPERATING ACTIVITIES                                      (2,661,207)    (1,411,404)      (820,429)
                                                                           ----------     ----------     ----------
CASH FLOWS FROM INVESTING ACTIVITIES
    Purchase of property, plant and equipment                                 (74,597)       (67,813)            --
                                                                           ----------     ----------     ----------

NET CASH USED IN INVESTING ACTIVITIES                                         (74,597)       (67,813)            --
                                                                           ----------     ----------     ----------
CASH FLOWS FROM FINANCING ACTIVITIES
    Repayments from a shareholder                                               1,180             --             --
    Proceeds from Convertible promissory notes                                200,500             --        200,500
    Proceeds from (Repayments of) Demand promissory notes 200,000            (298,649)       498,649
    Proceeds from exercise of warrants                                         20,772         20,772             --
    Proceeds from issuance of units/shares                                  4,179,239      3,538,147         57,152
    Proceeds from the exercise of stock options                                 5,500          5,500             --
    Proceeds from subscription of warrants                                    525,680        525,680             --
    Proceeds from capital lease obligation                                     14,656         14,656             --
                                                                           ----------     ----------     ----------

NET CASH PROVIDED BY FINANCING ACTIVITIES                                   5,147,527      3,806,106        756,301
                                                                           ----------     ----------     ----------
EFFECT OF FOREIGN CURRENCY EXCHANGE
    RATE CHANGES                                                                  403          5,981          8,459
                                                                           ----------     ----------     ----------

NET INCREASE (DECREASE) IN CASH AND CASH
   EQUIVALENTS FOR THE YEAR                                                 2,412,126      2,332,870        (55,669)

    Cash and cash equivalents, beginning of year                                   --         79,256        134,925
                                                                           ----------     ----------     ----------

CASH AND CASH EQUIVALENTS, END OF YEAR                                      2,412,126      2,412,126         79,256

INCOME TAXES PAID                                                                                 --             --
                                                                                          ==========     ==========
INTEREST PAID                                                                                     --             --
                                                                                          ==========     ==========

  The accompanying notes are an integral part of these consolidated financial statements.

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
FROM INCEPTION TO APRIL 30, 2006
(AMOUNTS EXPRESSED IN US DOLLARS)

                                                                                                               Deficit,
                                                                                                            accumulated
                                               Number of          Common      Additional   Subscription      during the
                                                  Common          Shares         Paid-in            for     exploration
                                                  Shares          amount         Capital       warrants           stage
                                               ---------         -------      ----------    -----------     -----------
                                                                       $               $              $               $
Issuance of Common shares                      2,833,377         154,063              --             --              --
Issuance of warrants                                  --              --           1,142             --              --
Foreign currency translation                          --              --              --             --              --
Net loss for the year                                 --              --              --                       (124,783)
                                               ---------         -------        --------       --------       ---------
Balance as of April 30, 2003                   2,833,377         154,063           1,142                       (124,783)

Issuance of Common shares                      1,435,410         256,657              --             --              --
Issuance of warrants                                  --              --           2,855             --              --
Shares repurchased                              (240,855)         (5,778)             --             --              --
Recapitalization pursuant to
   reverse acquisition                         2,737,576        (404,265)        404,265             --              --
Issuance of Common shares                      1,750,000             175         174,825             --              --
Issuance of Common shares
   for property payment                          300,000              30         114,212             --              --
Foreign currency translation                          --              --              --             --
Net loss for the year                                 --              --              --                       (442,906)
                                               ---------         -------        --------       --------       ---------

Balance as of April 30, 2004                   8,815,508             882         697,299                       (567,689)


Issuance of Common shares
  for property payment                           133,333              13          99,987                             --
Issuance of common shares on
Conversion of Convertible Promissory note         76,204               8          57,144                             --
 Foreign currency translation                         --              --              --                             --
Net loss for the year                                 --              --              --                       (808,146)
                                               ---------         -------        --------       --------       ---------

Balance as of April 30, 2005                   9,025,045             903         854,430             --      (1,375,835)


                                                                  Accumulated
                                                                        Other
                                                Comprehensive   Comprehensive
                                                Income (loss)    Income (loss)
                                                -------------    -------------
                                                            $               $
Issuance of Common shares                                  --              --
Issuance of warrants                                       --              --
Foreign currency translation                              604             604
Net loss for the year                                (124,783)             --
                                                      -------          ------
Balance as of April 30, 2003                         (124,179)            604
                                                      =======
Issuance of Common shares                                  --
Issuance of warrants                                       --
Shares repurchased                                         --
Recapitalization pursuant to
   reverse acquisition                                     --
Issuance of Common shares                                  --
Issuance of Common shares
   for property payment                                    --
Foreign currency translation                          (12,796)        (12,796)
Net loss for the year                                (442,906)             --
                                                      -------          ------

Balance as of April 30, 2004                         (455,702)        (12,192)
                                                      =======

Issuance of Common shares
  for property payment                                     --
Issuance of common shares on
Conversion of Convertible Promissory note                  --
 Foreign currency translation                           9,717           9,717
Net loss for the year                                (808,146)             --
                                                      -------          ------

Balance as of April 30, 2005                         (798,429)         (2,475)
                                                      =======

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
FROM INCEPTION TO APRIL 30, 2006
(AMOUNTS EXPRESSED IN US DOLLARS)


                                                                                           Deficit,
                                                                                        accumulated                    Accumulated
                                        Number of   Common    Additional  Subscription   during the                          Other
                                           Common   Shares       Paid-in           for  exploration  Comprehensive   Comprehensive
                                           Shares   amount       Capital      warrants        stage   Income (loss)  Income (loss)
                                        ---------   ------    ----------  ------------  -----------  -------------   -------------
                                                      $            $             $           $             $                $

Stock based compensation-
Directors and officers                                           216,416
Stock based compensation-consultants                               8,830
Issue of common shares and
  Warrants on retirement of
  Demand Promissory note                  369,215       37       203,031
Units issued to an outside company
  for professional services settlement     24,336        2        13,384
Units issued to an officer
  for professional services settlement     12,168        1         6,690
Issuance of common shares
  for professional services               150,000       15       130,485
Units issued to shareholder               490,909       49       269,951
Units issued to a director                149,867       15        82,412
Units issued to outside subscribers       200,000       20       109,980
Issuance of common shares on
  Conversion of Convertible
  Promissory notes                         59,547        6        44,654
Issuance of common shares on
Exercise of warrants                       14,000        2        11,998
Issuance of common shares on
  Conversion of Convertible
  Promissory notes                         76,525        8        57,386
Private placement of shares               150,000       15       151,485
Issuance of Common shares
  for property payment                    133,333       13        99,987
Issuance of common shares on
  Conversion of Convertible
  Promissory notes                         34,306        4        25,905
Issuance of common shares on
Exercise of warrants                       10,000        1         8,771

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
FROM INCEPTION TO APRIL 30, 2006
(AMOUNTS EXPRESSED IN US DOLLARS)

                                                Number of         Common     Additional    Subscription
                                                   Common         Shares        Paid-in             for
                                                   Shares         amount        Capital        warrants
                                                ---------      ---------     ----------    ------------

Issuance of common shares on
  Conversion of Convertible
  Promissory notes                                101,150             10         76,523
Issue of 400,000 Special Warrants net                                                           371,680
Issue of 200,000 flow through warrants                                                          154,000
Brokered private placement of shares- net       5,331,327            533      2,910,375
Brokered Private placement of flow through
Shares- net                                        25,000              2         13,310
Exercise of stock options                          10,000              1          5,499
Foreign currency translation                           --             --             --
Net loss for the year                                  --             --
                                               ----------      ---------     ----------    ------------
Balance as of April 30, 2006                   16,366,728          1,637      5,301,502         525,680
                                               ==========      ========      ==========    ============

                                                     Deficit,
                                                  accumulated                     Accumulated
                                                   during the                           Other
                                                  exploration   Comprehensive   Comprehensive
                                                        stage   Income (loss)    Income (loss)
                                                  -----------   -------------   --------------
Issuance of common shares on
  Conversion of Convertible
  Promissory notes
Issue of 400,000 Special Warrants net
Issue of 200,000 flow through warrants
Brokered private placement of shares- net
Brokered Private placement of flow through
Shares- net
Exercise of stock options
Foreign currency translation                                          (2,687)         (2,687)
Net loss for the year                              (1,855,957)    (1,855,957)             --
                                                  -----------   -------------   --------------
Balance as of April 30, 2006                       (3,231,792)    (1,858,644)         (5,162)
                                                  ===========   =============   ==============

  The accompanying notes are an integral part of these consolidated financial statements.

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 2006 AND APRIL 30, 2005
(AMOUNTS EXPRESSED IN US DOLLARS)

1.    BASIS OF PRESENTATION

      The audited consolidated financial statements include the accounts of Yukon Gold Corporation, Inc. (the "Company") and its wholly owned Canadian operating subsidiary, Yukon Gold Corp. ("YGC"). All material inter-company accounts and transactions have been eliminated.

2.    GOING CONCERN

      The Company has no source for operating revenue and expects to incur significant expenses before establishing operating revenue. The Company has a need for equity capital and financing for working capital and exploration and development of its properties. Because of continuing operating losses, the Company's continuance as a going concern is dependent upon its ability to obtain adequate financing and to reach profitable levels of operation. The Company's future success is dependent upon its continued ability to raise sufficient capital, not only to maintain its operating expenses, but to explore for ore reserves and develop those it has on its mining claims. There is no guarantee that such capital will continue to be available on acceptable terms, if at all or if the Company will attain profitable levels of operation.

      Management has initiated plans to raise equity funding through the issuance of common shares including flow-through shares. The Company was successful in raising funds (net) of approximately $4 million during the year which is expected to help the Company meet its commitments and current requirements for project expenses and general and administrative expenses. In addition, the Company's common shares were approved for listing and commenced trading on the Toronto Stock exchange. The listing of Company's stock in both United States and Canada has expanded its investor base, as the Company continues to explore sources of funding from both United States and Canada.

      These consolidated financial statements have been prepared in accordance with United States generally acceptable accounting principles applicable to a going concern. Accordingly, they do not give effect to adjustments that would be necessary should the Company be unable to continue as a going concern and therefore be required to realize its assets and liquidate its liabilities and commitments in other than the normal course of business and at amounts different from those in the accompanying consolidated financial statements.

3.    NATURE OF OPERATIONS

      The Company is an exploration stage mining company and has not yet realized any revenue from its operations. It is primarily engaged in acquisition, exploration and development of its two mining properties, both located in the Yukon Territory in Canada. The Company has not yet determined whether these properties contain mineral reserves that are economically recoverable. The business of mining and exploring for minerals involves a high degree of risk and there can be no assurances that current exploration programs will result in profitable mining operations.

4.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      a)    Use of Estimates

      These consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America. Because a precise determination of assets and liabilities, and correspondingly revenues and expenses, depends on future events, the preparation of consolidated financial statements for any period necessarily involves the use of estimates and assumption. Actual amounts may differ from these estimates. These consolidated financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the accounting policies summarized below.

      b)    Cash and Cash Equivalents

      Cash and cash equivalents include cash on hand, amounts due from banks, and any other highly liquid investments with a maturity of three months or less. The carrying amounts approximate fair values because of the short maturity of those instruments.

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 2006 AND APRIL 30, 2005
(AMOUNTS EXPRESSED IN US DOLLARS)

4.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-CONT'D

      c)    Other Financial Instruments

      The carrying amounts of the Company's restricted cash, restricted deposit, accounts receivable, exploration tax credit receivable and accounts payable and accrued liabilities approximates fair values because of the short maturity of these instruments.

      Commodity Price Risk: The ability of the Company to develop its properties and the future profitability of the Company is directly related to the market price of certain minerals.

      Foreign exchange risk: The Company conducts some of its operating activities in Canadian dollar. The Company is therefore subject to gains or losses due to fluctuations in Canadian currency relative to the US dollar.

      d)    Long-term Financial Instruments

      The fair value of each of the Company's long-term financial assets and debt instruments is based on the amount of future cash flows associated with each instrument discounted using an estimate of what the Company's current borrowing rate for similar instruments of comparable maturity would be.

      e)    Property, plant and equipment

      Property, plant, and equipment are recorded at cost less accumulated amortization. Amortization is provided commencing in the month following acquisition using the following annual rate and method:

       Computer equipment                   20%     declining balance method
       Furniture and fixtures               20%     declining balance method
       Office Equipment                     20%     declining balance method

      f)    Operating and Capital Leases

      Costs associated with operating leases are expensed as incurred. The cost of assets acquired via capital leases are capitalized and amortized over their useful lives. An offsetting liability is established to reflect the future obligation under capital leases. This liability is reduced by the future principal payments.

      g)    Foreign Currency Translation

      The Company's operating subsidiary is a foreign private company and maintains its books and records in Canadian dollars (the functional currency). The subsidiary's financial statements are converted to US dollars for consolidation purposes. The translation method used is the current rate method, which is the method mandated by SFAS No. 52 where the functional currency is the foreign currency. Under the current rate method all assets and liabilities are translated at the current rate, stockholders' equity accounts are translated at historical rates and revenues and expenses are translated at average rates for the year.

      Due to the fact that items in the financial statements are being translated at different rates according to their nature, a translation adjustment is created. This translation adjustment has been included in Accumulated Other Comprehensive Income (Loss).

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 2006 AND APRIL 30, 2005
(AMOUNTS EXPRESSED IN US DOLLARS)

4.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-CONT'D

      h)    Income taxes

      The Company accounts for income taxes under the provisions of SFAS No. 109, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred income taxes are provided using the liability method. Under the liability method, deferred income taxes are recognized for all significant temporary differences between the tax and financial statement bases of assets and liabilities.

      Current income tax expense (recovery) is the amount of income taxes expected to be payable (recoverable) for the current period. A deferred tax asset and/or liability is computed for both the expected future impact of differences between the financial statement and tax bases of assets and liabilities and for the expected future tax benefit to be derived from tax losses. Valuation allowances are established when necessary to reduce deferred tax asset to the amount expected to be "more likely than not" realized in future tax returns. Tax law and rate changes are reflected in income in the period such changes are enacted.

      i)    Revenue Recognition

      The Company's revenue recognition policies are expected to follow common practice in the mining industry. Revenue is recognized when concentrate or dore bars, in the case of precious metals, is produced in a mill processing ore from one or more mines. The only condition for recognition of revenue in these instances is the production of the dore or concentrate. In order to get the ore to a concentrate stage the ore must be mined and transported to a mill where it is crushed and ground. The ground product is then processed by gravity separation and/or flotation to produce a concentrate. In some circumstances chemical treatment is used to extract the precious metals from the concentrate into a solution. This solution is then subjected to various processes to precipitate the precious metals back to a solid state that can be melted down and poured into a mould to produce a dore bar (a combination of gold and silver).

      j)    Comprehensive Income

      The Company has adopted SFAS No. 130 Reporting Comprehensive Income. This standard requires companies to disclose comprehensive income in their consolidated financial statements. In addition to items included in net income, comprehensive income includes items currently charged or credited directly to stockholders' equity, such as foreign currency translation adjustments.

      k)    Long-Lived Assets

      In accordance with Financial Accounting Standard Board Statement No. 144, the Company records impairment of long-lived assets to be held and used or to be disposed of when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amount. At April 30, 2006 and 2005, no impairments were recognized. Amortization expense for the years ended April 30, 2006 and 2005 was $1,942 and $1,184 respectively.

      l)    Acquisition, Exploration and Evaluation Expenditures

      The Company is an exploration stage mining company and has not yet realized any revenue from its operations. It is primarily engaged in the acquisition, exploration and development of mining properties. Mineral property acquisition and exploration costs are expensed as incurred. When it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, the costs incurred to develop such property, are capitalized. For the purpose of preparing financial information, all costs associated with a property that has the potential to add to the Company's proven and probable reserves are expensed until a final feasibility study demonstrating the existence of proven and probable reserves is completed. No costs have been capitalized in the periods covered by these financial statements. Once capitalized, such costs will be amortized using the units-of-production method over the estimated life of the probable reserve.

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 2006 AND APRIL 30, 2005
(AMOUNTS EXPRESSED IN US DOLLARS)


4.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-CONT'D

      m)    Stock Based Compensation

      On December 16, 2004, the Financial Accounting Standards Board ("FASB") issued FASB Statement No.123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of FASB Statement No.123, Accounting for Stock-Based Compensation. SFAS 123(R) requires expense for all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. For the Company, this statement is effective as of May 1, 2006. The Company anticipates adoption of the modified prospective method, under which compensation cost is recognized beginning with the effective date. The modified prospective method recognizes compensation cost based on the requirements of SFAS 123(R) for all share-based payments granted after the effective date and, based on the requirements of SFAS 123, for all awards granted to employees prior to the effective date that remain unvested on the effective date. The amount of expense recorded under SFAS 123(R) will depend upon the number of options granted in the future and their valuation.

      Pro-forma information regarding net loss and loss per share is required by FAS No. 123 (Amended by FAS No.148) - "Accounting for Stock Based Compensation" and has been determined as if the Company had accounted for its employee stock options based on fair values at the grant date for options granted under the Plan.

                                                     2006             2006           2005          2005
                                                     ----             ----           ----          ----
                                              As reported        Pro-Forma    As reported     Pro-Forma
                                              -----------        ---------    -----------     ---------
         Stock-based compensation              $  225,246       $  225,246            nil           nil
         Net loss                              (1,855,957)      (1,855,957)      (808,146)     (808,146)
         Basic and diluted EPS                      (0.17)           (0.17)         (0.09)        (0.09)


      The fair value of each option used for purposes of estimating the pro-forma amounts summarized above is based on the grant date using the Black-Scholes option pricing model with the assumptions shown in the following table:

                       2006
                       ----                 June          August        December       January         January
                                          28, 2005       16, 2005       13, 2005       17, 2006        20, 2006
                                          --------       --------       --------       --------        --------
                Risk free rate                3.0%           3.0%          3.25%          3.25%           3.25%
                Volatility factor           60.12%         54.27%         87.72%         93.47%          90.83%
                Expected dividends             nil            nil            nil            nil             nil


                      2005
                      ----
                Risk free rate                3.0%
                Volatility factor             0.0%
                Expected dividends             nil

      n)    Earnings or Loss per Share

      The Company has adopted FAS No. 128, "Earnings per Share", which requires disclosure on the financial statements of "basic" and "diluted" earnings
      (loss) per share. Basic earnings (loss) per share are computed by dividing net income (loss) by the weighted average number of common shares outstanding for the year. Diluted earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding plus common stock equivalents (if dilutive) related to stock options and warrants for each year.

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 2006 AND APRIL 30, 2005
(AMOUNTS EXPRESSED IN US DOLLARS)

4.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-CONT'D

      o)    Flow-Through Financing

      The Company has financed a portion of its exploration activities through the issue of flow-through shares, which transfer the Canadian tax deductibility of exploration expenditure to the investor. Proceeds received from the issuance of such shares are allocated between the offering of shares and the sale of tax benefits. The allocation is made based on the difference between the quoted price of the existing shares and the amount the investor pays for the shares. A liability is recognized for the difference. Resource expenditure deductions for income tax purposes related to exploration and development activities funded by flow-through share arrangements are renounced to investors in accordance with the income tax legislation in Canada. On such renunciation, a deferred tax liability is created. The Company recognized the benefit of tax losses to offset such liability resulting in an income tax recovery.

      p)    Recent Pronouncements

      In March 2005, the FASB issued an interpretation of Statement No. 143,"Accounting for Asset Retirement Obligations". This interpretation clarifies that the term "conditional asset retirement obligation" as used in the Statement No. 143, refers to a legal obligation to perform an asset retirement activity in which the timing and (or) method of settlement are conditional on a future event that may or may not be within the control of the entity. The obligation to perform the asset retirement activity is unconditional even though uncertainty exists about the timing and (or) method of settlement. Thus, the timing and (or) method of settlement may be conditional on a future event. Accordingly, an entity is required to recognize a liability for the fair value of a conditional asset retirement obligation if the fair value of the liability can be reasonably estimated.

      The fair value of a liability for the conditional asset retirement obligation should be recognized when incurred - generally upon acquisition, construction, or development and (or) through the normal operation of the asset. Uncertainty about the timing and (or) method of settlement of a conditional asset retirement obligation should be factored into the measurement of the liability when sufficient information exist.

      Statement No. 143 acknowledges that in some cases, sufficient information may not be available to reasonably estimate the fair value of an asset retirement obligation. This interpretation also clarifies when an entity would have sufficient information to reasonable estimate the fair value of an asset retirement obligation. This interpretation is effective no later than the end of fiscal years after December 15, 2005. Management does not expect FASB interpretation to the Statement No. 143 to have an impact to the Company's consolidated financial position or consolidated results of operations and cash flows.

      In May 2005, the FASB issued Statement No. 154, "Accounting Changes and Error Corrections", a replacement of APB Opinion 20, "Accounting Changes" and FASB Statement No. 3, "Reporting Accounting Changes in Interim Financial Statements." This Statement changes the requirements for the accounting for and reporting of a change in accounting principle. APB Opinion 20 previously required that most voluntary changes in accounting principles be recognized by including in net income of the period of the change the cumulative effect of changing to the new accounting principle.

      FASB Statement No. 154 requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period specific effects or the cumulative effect of the change. This statement is effective for accounting changes and corrections of errors made in fiscal periods that begin after December 15, 2005. Management does not anticipate this statement will impact the Company's consolidated financial position or consolidated results of operations and cash flows.

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 2006 AND APRIL 30, 2005
(AMOUNTS EXPRESSED IN US DOLLARS)


4.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)

      p)    Recent Pronouncements (cont'd)

      In February 2006, the FASB issued Statement No. 155, "Accounting for Certain Hybrid Financial Instruments", an amendment of FASB Statement No.133, "Accounting for Derivative Instruments and Hedging Activities" and FASB Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." This Statement permits fair value re measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement No. 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. Management does not anticipate this Statement will impact the Company's consolidated financial position or consolidated results of operations and cash flows.

      In March 2006, the FASB issued Statement No. 156, "Accounting for Servicing of Financial Assets", an amendment of FASB Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." This Statement amends Statement No. 140 with respect to the accounting for separately recognized servicing assets and servicing liabilities. Management does not anticipate this Statement will impact the Company's consolidated financial position or consolidated results of operations and cash flows.

      SFAS NO. 123R- In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 123R, "Share-Based Payment" ("FAS 123R"), which revised FAS 123 "Accounting for Stock-Based Compensation". FAS 123R requires measurement and recognition of the costs of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award, recognized over the period during which an employee is required to provide service in exchange for such award. Implementation is required as of the first interim or annual reporting period that begins after December 15, 2005 for public entities that file as small business issuers. Management intends to comply with this statement at the scheduled effective date commencing May 1, 2006.

      The Company believes that the above standards would not have a material impact on its financial position, results of operations or cash flows with the exception of SFAS123(Revised). The Company is evaluating the financial impact of SFAS 123(Revised) which will be implemented in the first quarter commencing May 1, 2006.

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 2006 AND APRIL 30, 2005
(AMOUNTS EXPRESSED IN US DOLLARS)

5.    COMPREHENSIVE INCOME (LOSS)

      The components of comprehensive loss are as follows:

                                                   For the year    For the year
                                                          ended           ended
                                                      April 30,       April 30,
                                                        2006              2005
                                                          $                  $

           Net loss                                 (1,855,957)        (808,146)
           Other comprehensive income (loss)
               Foreign currency translation             (2,687)           9,717
                                                     ---------         ---------

           Comprehensive loss                       (1,858,644)        (798,429)
                                                     =========         ========

      The foreign currency translation adjustments are not currently adjusted for income taxes as the Company's operating subsidiary is located in Canada and the adjustments relate to the translation of the financial statements from Canadian dollars into United States dollars, which are done as disclosed in note 4 (g).

6.    PREPAID EXPENSES AND OTHER

      Prepaid  expenses  and other  includes a bid deposit of $ Nil (prior year:
      $79,460) with PriceWaterhouseCoopers for the United Keno Hill Mines Limited assets which was refunded when the Company was advised that its bid was not awarded. Included in prepaid expenses and other is an amount of $22,492 (prior year: $21,743) being Goods & Services tax receivable from the Federal Government of Canada. Included in prepaid expenses and other is a deposit of $44,723 (CDN $50,000) (prior year: $ nil) with a contractor for start up and demobilization costs for diamond drilling at drill sites to be selected by the Company.

7.    EXPLORATION TAX CREDIT RECEIVABLE

      The Company has a claim to the Yukon exploration tax credit, since it maintains a permanent establishment in the Yukon and has incurred eligible mineral exploration expenses as defined by the federal income tax regulations of Canada. The Company's expectation of receiving this credit of $153,145 (CDN$171,216) is based on the history of receiving past credits. The Company will be filing tax returns to claim this credit.

8.    PROPERTY, PLANT AND EQUIPMENT

                                          April 30,  April 30,
                                              2006       2005
                                                $          $

       Computer equipment                  22,322      7,608
       Furniture and fixtures              31,382         --
       Capital leases:
       Office equipment                    15,456         --
                                           ------     ------
       Cost                                69,160      7,608
                                           ------     ------
       Less:  Accumulated amortization

            Computer equipment              5,035      2,830
            Furniture and fixtures            984         --
            Capital leases:
            Office equipment                   --         --
                                           ------     ------
                                            6,019      4,778
                                           ------     ------
       Net                                 63,141      4,778
                                           ======     ======

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 2006 AND APRIL 30, 2005
(AMOUNTS EXPRESSED IN US DOLLARS)

9.    ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

                                                           April 30,   April 30,
                                                               2006         2005

                                                                 $           $


Accounts payable and accrued liabilities are comprised of the following:

Trade payables                                               41,082      67,285
Accrued liabilities                                         191,200      16,612
                                                            -------      ------

                                                            232,282      83,897
                                                            =======      ======

10.   CAPITAL STOCK

      a)    Authorized

      50,000,000 of Common shares, $0.0001 par value

      b)    Issued

      16,366,728 Common shares (9,025,045 in 2005)

      c)    Changes to Issued Share Capital

      Year ended April 30, 2005

      On March 1, 2005 the Company issued 133,333 Common shares for property payments in the amount of $100,000 which was expensed in the consolidated statements of operations.

      On March 2, 2005 the Company issued 76,204 Common shares on conversion of convertible promissory note.

      Year ended April 30, 2006

      On August 5, 2005 the board of directors authorized the issuance of 369,215 common shares and 184,608 share purchase warrants in settlement of a demand promissory note in the amount of $200,000 plus interest of $3,068.25. Each common share was priced at $0.545 and each full warrant at $0.01. Each share purchase warrant entitles the holder to purchase one common share for $1.00 per share on or before August 5, 2007.

      On August 23, 2005 the board of directors approved the issuance of 24,336 Units to an arms length investor and 12,168 Units to an officer of the Company at $0.55 per Unit, in settlement of an accounts payable for services, for a total of $20,077 (CDN$24,398). Each Unit consists of one common share and one half-share purchase warrant. Each common share was priced at $0.545 and each full warrant at $0.01. Each full-share purchase warrant entitles the holder to purchase one common share at $1.00 per share for a period expiring on August 15, 2007.

      On August 25, 2005 the Company entered into a Consulting Agreement with Endeavor Holdings, Inc. (Endeavor) of New York, New York to assist the Company in raising capital. Under the terms of this agreement the Company agreed to pay Endeavor 150,000 common shares at the rate of 25,000 shares per month. Either party could cancel the agreement on 30 days notice. The Company issued 150,000 common shares valued at $130,500 to Endeavor.

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 2006 AND APRIL 30, 2005
(AMOUNTS EXPRESSED IN US DOLLARS)

10.   CAPITAL STOCK-CONT'D

      c)    Changes to Issued Share Capital (cont'd)

      On August 26, 2005 the board of directors approved the issuance of 490,909 Units at $0.55 per Unit to an arms length accredited shareholder for a total of $270,000. Each Unit consists of one common share and one half-share purchase warrant. Each common share was priced at $0.545 and each full warrant at $0.01. Each full-share purchase warrant entitles the holder to purchase one common share at $1.00 per share, after one year and seven days following closing, for a period of two (2) years following the date that is one year and seven days after the closing. The Company received $20,000 of the subscription price on August 12, 2005 as a loan to be applied to the subscription price and $100,000 on September 15, 2005 and a promissory note for $150,000 due on or before October 1, 2005 for the balance of the subscription price. The Promissory note was paid in full by the due date. This arms length shareholder subsequently became a director of the Company on November 2, 2005 and chairman of the Board on July 11, 2006.

      On August 29, 2005, the Company completed the sale of 149,867 Units at $0.55 per Unit to a director of the Company for $82,427 (CDN$100,000). Each Unit consists of one common share and one half-share purchase warrant. Each common share was priced at $0.545 and each full warrant at $0.01. Each full-share purchase warrant entitles the holder to purchase one common share at $1.00 per share for a period expiring on August 5, 2007.

      On August 31, 2005, the Company accepted subscriptions from four accredited investors and one accredited corporation, all residents of Canada, for a total of 200,000 Units priced at $0.55 per Unit for a total of $110,000. Each Unit consists of one common share and one half-share purchase warrant. Each common share was priced at $0.545 and each full warrant at $0.01. Each full-share purchase warrant entitles the holder to purchase one common share at $1.00 per share for a period expiring August 31, 2007.

      On October 18 and 24, 2005 the Company issued a total of 59,547 common shares and 29,167 warrants covering the principal amount of $43,750 plus interest of $910 on conversion of convertible promissory note issued on October 6, 2004. Refer to note 12 (b).

      On October 18, 2005 the Company authorized the issuance of 14,000 common shares for the exercise of 14,000 warrants from a warrant holder in consideration of $12,000.

      On November 9, 2005, the accredited investor converted the promissory note, referred to in Note 12 (c) on its due date and the Company issued 76,525 common shares and 37,500 warrants covering the principal amount of $56,250 and interest in the amount of $1,143 in accordance with the conversion provisions of the notes. The expiry date of the warrants was extended to 15 months after the conversion date.

      On December 5, 2005 the board of directors authorized the issuance of 150,000 common shares and 150,000 share purchase warrants in consideration of $100,000 cash and a promissory note for $51,500 due January 15, 2006 which was subsequently paid. Each common share was valued at $1.00 and each warrant at $0.01. Each warrant entitles the warrant holder to purchase one common share at $1.00 on or before December 4, 2006.

      On December 6, 2005 the board of directors authorized the issuance of 133,333 common shares in the amount of $100,000 for a property payment to Atna Resources Ltd., along with a cash payment of $43,406 (CDN$50,000) as per terms of the agreement. The common shares along with the cash payment were delivered to Atna Resources Ltd. on December 12, 2005. This entire payment of $143,406 was expensed in the consolidated statements of operations.

      On December 7, 2005 the accredited investor converted the promissory notes, referred to in Note 12 (d) on their due dates and the Company issued 34,306 common shares and 17,001 warrants covering the principal amounts of $25,500 and interest in the amount of $409 in accordance with the conversion provisions of the notes. The expiry date of the warrants was extended to 15 months after the conversion date.

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 2006 AND APRIL 30, 2005
(AMOUNTS EXPRESSED IN US DOLLARS)

CAPITAL STOCK-CONT'D

      c) Changes to Issued Share Capital (cont'd)

      On December 7, 2005 the board of directors authorized the issuance of 10,000 common shares to a shareholder for the exercise of 10,000 warrants in consideration of $8,772 (CDN $10,000).

      On January 11, 2006 the accredited investor converted the promissory notes, referred to in Note 12 (e) on their due dates and the Company issued 101,150 common shares and 50,000 warrants covering the principal amounts of $75,000 and interest in the amount of $1,533 in accordance with the conversion provisions of the notes. The expiry date of the warrants was extended to 15 months after the conversion date.

      On March 28, 2006 the Company completed a brokered private placement through the issuance of 5,331,327 common share units at a price of $0.60 per unit for gross proceeds of $3,198,799. The Company also completed the brokered private placement through the issuance of 25,000 flow-through shares at a price of $0.75 per share for gross proceeds of $ 18,750. Each Common share unit consists of one share and one-half of one common share purchase warrant. Each whole common share purchase warrant entitles the holder to purchase one common share at $0.90 per share for a period expiring on March 28, 2008. The agent received $289,579 in commissions as well as 533,133 broker warrants with a fair value of $347,956. Each warrant entitles them to purchase one common share and one-half share purchase warrant for $0.60 until March 28, 2008. Each full warrant is then exercisable at $0.90.Out of the gross proceeds received from flow-through shares, an amount of $3,750 was credited to Other Liabilities (Refer to Note 17).

      On April 11, 2006 a director of the Company exercised the stock option to purchase 10,000 common shares at the option price of $0.55 per share. The Company received the funds in cash and issued 10,000 common shares.

      d)    Purchase Warrants

      During the year 2004-2005 the following stock warrants were issued:

      37,500 stock warrants were issued on March 2, 2005. Each warrant is exercisable for one common share at $ 1.25 on or before June 30, 2006. These warrants were issued on conversion of a promissory note as per the terms of the original note.

      During the year 2005-2006 the following stock warrants were issued:

      184,608 stock warrants were issued on August 5, 2005. Each warrant is exercisable for one common share at $1.00 on or before August 5, 2007. These warrants were issued on settlement of a demand promissory note.

      12,168 stock warrants were issued to an arms length investor on August 23, 2005. Each warrant is exercisable for one common share at $1.00 per share on or before August 15, 2007. These warrants were issued in settlement of an accounts payable for services.

      6,084 stock warrants were issued to an officer on August 23, 2005. Each warrant is exercisable for one common share at $1.00 per share on or before August 15, 2007. These warrants were issued in settlement of an accounts payable for services.

      245,455 stock warrants were issued to an arms length accredited shareholder on August 26, 2005, who subsequently became a director of the Company and Chairman of the Board. Each warrant is exercisable for one common share at $1.00 per share on or before August 22, 2008. These warrants were issued as part of 490,909 common share units. Each common share unit consists of one share and one-half of one common share purchase warrant

      74,934 stock warrants were issued to a director of the Company on August 29, 2005. Each warrant is exercisable for one common share at $1.00 per share on or before August 5, 2007. These warrants were issued as part of 149,867 common share units. Each common share unit consists of one share and one-half of one common share purchase warrant.

      100,000 stock warrants were issued to four accredited investors and one accredited corporation, all residents of Canada on August 31, 2005. Each warrant is exercisable for one common share at $1.00 per share on or before August 31, 2007. These warrants were issued as part of 200,000 common share units. Each common share unit consists of one share and one-half of one common share purchase warrant.

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 2006 AND APRIL 30, 2005
(AMOUNTS EXPRESSED IN US DOLLARS)

10.   CAPITAL STOCK-CON'T

      d)    Purchase Warrants (cont'd)

      12,500 stock warrants were issued on October 14, 2005. Each warrant is exercisable for one common share at $ 1.25 on or before January 14, 2007. These warrants were issued on conversion of a promissory note as per the terms of the original note.

      16,667 stock warrants were issued on October 24, 2005. Each warrant is exercisable for one common share at $ 1.25 on or before January 24, 2007. These warrants were issued on conversion of a promissory note as per the terms of the original note.

      37,500 stock warrants were issued on November 9, 2005. Each warrant is exercisable for one common share at $ 1.25 on or before February 9, 2007. These warrants were issued on conversion of a promissory note as per the terms of the original note.

      150,000 stock warrants were issued on December 5, 2005. Each warrant is exercisable for one common share at $1.00 on or before December 5, 2006. These warrants were issued along with the issue of common shares for cash.

      17,001 stock warrants were issued on December 7, 2005. Each warrant is exercisable for one common share at $ 1.25 on or before March 7, 2007. These warrants were issued on conversion of a promissory note as per the terms of the original note.

      32,320 stock warrants were issued on December 15, 2005. Each warrant is exercisable for one common share at $1.00 on or before December 15, 2006. These warrants were issued to the agent for arranging the subscription for 400,000 special warrants.

      50,000 stock warrants were issued on January 11, 2006. Each warrant is exercisable for one common share at $ 1.25 on or before April 11, 2007. These warrants were issued on conversion of a promissory note as per the terms of the original note.

      2,665,669 stock warrants were issued on March 28, 2006. Each warrant is exercisable for one common share at $0.90 on or before March 28, 2008. These warrants were issued as part of 5,331,327 common share units. Each common share unit consists of one share and one-half of one common share purchase warrant.

      533,133 unit purchase warrants were issued on March 28, 2006. Each unit purchase warrant is exercisable for one common share and one-half share purchase warrant for $0.60 on or before March 28, 2008. Each full warrant is then exercisable at $0.90. These unit purchase warrants were issued to the agent or their assignees, for arranging the financing for 5,331,327 common shares units.

                                                                    Number of     Exercise        Expiry date
                                                                     Warrants      Prices
                                                                     Granted

       Outstanding at April 30, 2004 and average exercise price       499,731      $ 0.79
       Granted in year 2004-2005                                       37,500      $ 1.25        June 30, 2006
                                                                    ---------     -------
       Outstanding at April 30, 2005 and average exercise price       537,231      $ 0.82
       Granted in year 2005-2006                                      150,000      $ 1.00     December 5, 2006
       Granted in year 2005-2006                                       32,320      $ 1.00     December 15,2006
       Granted in year 2005-2006                                      259,542      $ 1.00       August 5, 2007
       Granted in year 2005-2006                                       18,252      $ 1.00      August 15, 2007
       Granted in year 2005-2006                                      245,455      $ 1.00      August 22, 2007
       Granted in year 2005-2006                                      100,000      $ 1.00      August 31, 2007
       Granted in year 2005-2006                                       12,500      $ 1.25     January 14, 2007
       Granted in year 2005-2006                                       16,667      $ 1.25     January 25, 2007
       Granted in year 2005-2006                                       37,500      $ 1.25     February 9, 2007
       Granted in year 2005-2006                                       17,001      $ 1.25        March 7, 2007
       Granted in year 2005-2006                                       50,000      $ 1.25       April 11, 2007
       Granted in year 2005-2006                                    2,665,669      $ 0.90       March 28, 2008
       Granted in year 2005-2006                                      533,133      $ 0.60       March 28, 2008
       Exercised                                                     (24,000)     ($0.82)
       Expired                                                              -           -
       Cancelled                                                            -           -
                                                                     --------     ------
       Outstanding at April 30, 2006 and average exercise price     4,651,270      $ 0.88
                                                                      =======     =======

      The warrants do not confer upon the holders any rights or interest as a shareholder of the Company.

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 2006 AND APRIL 30, 2005
(AMOUNTS EXPRESSED IN US DOLLARS)

11.   SUBSCRIPTION FOR WARRANTS

a) On December 15, 2005 the Company completed the sale of 400,000 Special Warrants using the services of an agent at a subscription price of $1.01 per Warrant to an accredited investor for $404,000. Each Special warrant entitles its holder to acquire one common share of the Company and one common share purchase warrant at no additional cost. Each share purchase warrant entitles the Subscriber to subscribe for one common share in the capital of the Company at a price of $1.00 per warrant share for a period of one year following the closing date.

      Special Warrants may not be exercised until the earlier of: (i) the Qualification Time (as defined below), or (ii) the date which is 181 days from the Closing Date of the sale of the Special Warrants (the "Expiry Time"). All special warrants will be automatically exercised without any further action on the part of the holder at 4:30 p.m. (Toronto Time) on the earlier of: (i) the fifth business day after the date upon which a registration statement to be filed by the Corporation under the Securities Act of 1933 as amended has been declared effective with respect to the distribution of the Common Shares and Warrants issuable upon exercise of the Special Warrants (the "Qualification Time") or (ii) the Expiry Time. If by 4:30 p.m. (Toronto time) on the date which is 180 days from the closing date such registration statement has not been declared effective, the holders of the Special Warrants shall thereafter be entitled to receive, upon the exercise or deemed exercise of the Special Warrants, 1.1 common shares and 1.1 warrants for each Special Warrant then held by such holder (in lieu of one common share and one warrant otherwise receivable) at no additional cost.

      The agent received $32,320 in commission as well as 32,320 warrants. Each warrant is exercisable for one common share at $ 1.00 until December 15, 2006 with a fair value of $9,995.

b) On December 30, 2005 the Company completed the sale of 200,000 Flow-Through Special Warrants ("Special Warrants") to National Bank Trust Inc. for the account of a Canadian accredited investor, for $180,000 (CDN$205,020). Each Special Warrant entitles the Holder to acquire one flow-through common share of the Company ("Flow-Through Shares") at no additional cost.

      The term "Flow-Through Shares" is significant for tax purposes in Canada because it enables the issuer to allocate certain exploration tax credit to the holders of such shares. As all Canadian Exploration expenses are incurred by the Company's 100% owned Canadian subsidiary, which conducts mining explorations in the Yukon Territory of Canada, for Canadian tax purposes, a similar Flow-Through subscription agreement was executed between the Company and its 100% Canadian subsidiary. The effective date of renunciation for Canadian Exploration expenses is December 31, 2005, which as per Canadian tax regulations requires the Canadian subsidiary to incur eligible Canadian exploration expenses for the entire subscription amount of $180,000 (CDN $205,020) on or before December 31, 2006. The company must renounce such eligible expenses to the Canadian accredited investors. The Company renounced such eligible expenses to the investors in March of 2006. These Special Warrants may be exercised at any time but will automatically be exercised on the earlier of: (i) the Qualification Time (as defined below), or (ii) the date which is 181 days from the date of the Special Warrant Certificate (December 30, 2005), or such later date as may be agreed upon between the Company and holder of the Special Warrants (the "Expiry Time"). All Special Warrants will be automatically exercised without any further action by the holder at 4:30 p.m. (Toronto time) on the earlier of: (i) the fifth business day after the date upon which a registration statement to be filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"), has been declared effective by the Securities and Exchange Commission (the "SEC") with respect to the distribution of the Flow-Through Shares issuable upon exercise of the Special Warrants (the "Qualification Time") or (ii) the Expiry Time.

      Proceeds received from such warrants were allocated by the Company between the offering for shares and the sale of tax benefits. The amount of $26,000 attributable to the sale of taxable benefits was credited to Other Liabilities. On renunciation of eligible exploration expenses in March of 2006, this Liability was reversed and included in income under Income tax recovery.

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 2006 AND APRIL 30, 2005
(AMOUNTS EXPRESSED IN US DOLLARS)


12.   CONVERTIBLE PROMISSORY NOTES

      a) On May 14, 2004 the Company issued a convertible promissory note to one accredited investor for $56,250. The note bears interest at 2% per annum. The note is convertible at the earlier of one year or the effective date of the registration statement filed with the Securities and Exchange Commission. The note is convertible at the option of the investor or the Company into 75,000 shares of common stock and 37,500 warrants. Each warrant entitles the holder to purchase one share of common stock for $1.25 per share on or before December 31, 2005. On September 15, 2004 the board of directors passed a resolution extending the expiry date of the warrants under the Convertible Promissory Note to June 30, 2006. On March 3, 2005 the Company issued 76,204 common shares and 37,500 warrants for conversion of the above Promissory Note in the principal amount of $56,250 plus interest of $902. These shares were issued at $0.75 per share and each warrant is exercisable for one common share at $1.25 on or before June 30, 2006.

      b) On October 6, 2004 the Company borrowed $43,750 from two accredited investors and issued convertible promissory notes. The notes bear interest at 2% per annum. The notes are convertible on their maturity, which is one year and 7 days from the date of issue at the option of the holder. The notes if converted are convertible at the rate of $0.75 for one common share and one half share purchase warrant. Each full warrant entitles the holder to purchase one share of common stock for $1.25 per share on or before June 30, 2006. The two accredited investors converted their promissory notes on October 18 and 24, 2005 and the Company issued a total of 59,547 common shares and 29,167 warrants covering the principal amount of $43,750 and interest in the amount of $910 in accordance with the conversion provisions of the notes. The expiry date of the warrants was extended to 15 months after the conversion date.

      c) On November 2, 2004 the Company borrowed $56,250 from one accredited investor and issued a convertible promissory note. The note bears interest at 2% per annum. The note is convertible on its maturity, which is one year and 7 days from the date of issue at the option of the holder. The note if converted is convertible at the rate of $0.75 for one common share and one half share purchase warrant. Each full warrant entitles the holder to purchase one share of common stock for $1.25 per share on or before June 30, 2006. The expiry date of the warrants was extended to 15 months after the conversion date. The investor converted the promissory note on November 9, 2005, and the Company issued a total of 76,525 common shares and 37,500 warrants covering the principal amount of $56,250 and interest in the amount of $1,143 in accordance with the conversion provisions of the note.

      d) On November 30, 2004 the Company borrowed $25,500 from one accredited investor and issued two convertible promissory notes in the amounts of $20,000 and $5,500. The notes bear interest at 2% per annum. The notes are convertible on their maturity, which is one year and 7 days from the date of issue at the option of the holder. The notes if converted are convertible at the rate of $0.75 for one common share and one half share purchase warrant. Each full warrant entitles the holder to purchase one share of common stock for $1.25 per share on or before June 30, 2006. The expiry date of the warrants was extended to 15 months after the conversion date. The investor converted both these promissory notes on December 7, 2005 and the Company issued an aggregate of 34,306 common shares and 17,001 warrants covering the principal amount of $25,500 and interest in the amount of $409 in accordance with the conversion provision of the notes.

      e) On January 4, 2005 the Company borrowed $75,000 from an accredited investor, and issued a convertible promissory note. The note bears interest at 2% per annum. The note is convertible on its maturity, which is one year and 7 days from the date of issue at the option of the holder. The note if converted is convertible at the rate of $0.75 for one common share and one half share purchase warrant. Each full warrant entitles the holder to purchase one share of common stock for $1.25 per share on or before June 30, 2006. The expiry date of the warrants was extended to 15 months after the conversion date. The investor converted the promissory note on January 11, 2006 and the Company issued a total of 101,150 common shares and 50,000 warrants covering the principal amount of $75,000 and interest in the amount of $1,533 in accordance with the conversion provisions of the notes.

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 2006 AND APRIL 30, 2005
(AMOUNTS EXPRESSED IN US DOLLARS)

13.   DEMAND PROMISSORY NOTES

      a. On June 25, 2004 the Company issued an unsecured demand promissory note to an arms length shareholder for $100,000. The note is non-interest bearing and due on demand. The Company paid a financing fee of $5,000. The arms length shareholder subsequently became a director of the Company on November 2, 2005. The loan was repaid in full by the Company on April 3, 2006.

      b. On March 1, 2005 the Company entered into a Loan Agreement with Medallion Capital Corp. ("Medallion") under which it promised to pay Medallion on demand $198,649 (CDN$250,000). The loan bears interest at 9% per annum payable monthly. The obligation of the Company under the Loan Agreement was secured by all of its rights in and to the Marg Acquisition Agreement. The $198,649 (CDN$250,000) principal amount of the demand note represents the aggregate of $79,460 (CDN$100,000) advanced to the Company on June 28, 2004 by Stafford Kelley and $119,189 (CDN$150,000) advanced by Medallion to Atna for the Marg Property. Mr. Kelley's $79,460 (CDN$100,000) loan was assigned to Medallion and that note has been cancelled. The Company paid $47,676 (CDN$60,000) of the principal amount of the Loan due Medallion on June 30, 2005. On September 12, 2005 Medallion released the Company from the obligation to secure the loan with the rights under the Marg Acquisition Agreement and the obligation was then secured with a demand promissory note only. Medallion is controlled by Stafford Kelley a former officer and director of the Company. Mr. Kelley earned $4,085 (CDN$5,000) financing fee related to the transaction and was paid that amount on August 31, 2005. The balance of the loan outstanding was repaid in full on March 31, 2006.

      c. On April 15, 2005 the Company issued an unsecured demand promissory note to an arms length shareholder for $200,000. This note bears interest at 5% per annum. This note was repaid with the issuance of 369,215 common shares and 184,608 share purchase warrants.

      d. On November 15, 2005 the Company issued an unsecured demand promissory note to a former officer and director of the Company for US$21,808 (CDN$26,000). This note bears interest at 9% per annum. On December 15, 2005 this note was paid in full.

14.   STOCK OPTIONS

      On February 10, 2006 the Board of Directors amended the 2003 Stock Option Plan to cease accepting promissory notes from option holders as payment for the exercise of options. No other changes were made.

      Year 2004-2005

      On December 15, 2004, The Board of Directors granted stock options totalling 1,750,000 to its Officers and Directors. These options are for a term of two (2) years from the date of issue and shall vest at the rate of 1/24 of the total options granted each month. If any of the parties resigns, is not re-elected or is discharged from the Company during the term of the Options, any unvested portion of the options shall be cancelled. The exercise price of the options is US$0.75 per share.

      On January 5, 2005, The Board of Directors granted employee stock options totalling 84,000 to one employee and two consultants. These options shall be for a term of two (2) years from the date of issue and shall vest at the rate of 1/12 each month during the first 12 months of the term. The exercise price is US$0.75 per share.

      Year 2005-2006.

      On June 28, 2005 the board of directors granted options to its two new directors to acquire 250,000 shares each, to vest at the rate of 1/24 per month for a term of two (2) years. The exercise price was set at $0.55 per share based on the closing share price on July 5, 2005.

      On September 26, 2005 the board of directors with agreement with the Consultant, reduced the number of options granted to the consultant from 75,000 to 20,000. The exercise price was set at $0.58 per share based on the closing price on August 16, 2005 and the options expire on April 15, 2008.

      On December 13, 2005 the board of directors granted options to its two new directors to acquire 250,000 shares each, to one officer to acquire 250,000 shares, to one officer to acquire 200,000 shares and to one officer to acquire 76,000 shares. The exercise price for all 1,026,000 options was set at $1.19 per share based on the closing share price on December 13, 2005. These options vest at the rate of 1/24 per month for a term of two (2) years.

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 2006 AND APRIL 30, 2005
(AMOUNTS EXPRESSED IN US DOLLARS)

14.   STOCK OPTIONS-CONT'D

      On January 17, 2006 the board of directors granted options to a consultant to acquire 88,000 shares, to vest at the rate of 1/24 per month for a term of two (2) years. The exercise price was set at $1.19 per share based on the closing price on December 13, 2005.

      On January 20, 2006 the board of directors granted options to an officer and director to acquire 150,000 shares, to vest at the rate of 1/24 per month for a term of two (2) years. The exercise price was set at $0.85 per share based on closing price on January 20 2006.

      The Company has adopted SFAS No. 123, Accounting for Stock-Based Compensation, as amended by SFAS No. 148 which introduced the use of a fair value-based method of accounting for stock-based compensation. It encourages, but does not require, companies to recognize compensation expenses for stock-based compensation to employees based on the new fair value accounting rules. Accordingly, compensation cost for stock options is measured as the excess, if any, of the quoted market price of the Company's stock at the measurement date over the amount an employee must pay to acquire the stock. The Company has adopted SFAS123 (Revised) commencing May 1, 2006.

      For this year ended April 30, 2006, the Company has recognized in the financial statements, stock-based compensation costs as per the following details. The fair value of each option used for the purpose of estimating the stock compensation is based on the grant date using the Black-Scholes option pricing model with the following weighted average assumptions:

                                           June             August        December       January        January
                                         28, 2005          16, 2005       13, 2005       17, 2006      20, 2006      Total
                                         --------          --------       --------       --------      ---------     ------
       Risk free rate                         3.0%              3.0%         3.25%          3.25%         3.25%
       Volatility factor                    60.12%            54.27%        87.72%         93.47%        90.83%
       Expected dividends                      nil               nil           nil            nil           nil
       Stock-based compensation
        cost expensed during the year
        ended April 30, 2006               $95,840            $4,260      $112,680         $4,570         $7,896   $225,246
       Unexpended Stock based
        compensation deferred over
        the vesting
       period                                                             $475,217        $26,954        $55,274   $557,445

      Regarding stock options granted on December 13, 2005, January 17, 2006, and January 20, 2006, the deferred stock-based compensation cost of $557,445 will be expensed equally over the respective two year vesting period.


      The following table summarizes the options outstanding as at April 30:

                EXPIRY DATE                   OPTION PRICE           NUMBER OF SHARES
                                               PER SHARE          2006              2005

             December 15, 2006                    0.75            1,100,000   1,750,000
             January 5, 2007                      0.75               84,000      84,000
             June 28, 2007                        0.55              490,000          --
             April 15, 2008                       0.58               20,000          --
             December 13, 2007                    1.19            1,026,000          --
             December 13, 2007                    1.19               88,000          --
             January 20, 2008                     0.85              150,000          --
                                                                  ---------   ---------
                                                                  2,958,000   1,834,000
                                                                  ---------   ---------
      Weighted average exercise price at end of year                   0.89        0.75
                                                                  ---------   ---------

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 2006 AND APRIL 30, 2005
(AMOUNTS EXPRESSED IN US DOLLARS)

14.   STOCK OPTIONS-CONT'D

                                                            NUMBER OF SHARES
                                                   2005-2006          2004-2005

     Outstanding, beginning of year                1,834,000                 --
     Granted                                       1,784,000          1,834,000
     Expired                                              --                 --
     Exercised                                       (10,000)                --
     Forfeited                                            --                 --
     Cancelled                                      (650,000)                --
     Outstanding, end of year                      2,958,000          1,834,000

     Exercisable, end of year                      1,269,450            302,176


15.   RESTRICTED CASH

      Under Canadian income tax regulations, a company is permitted to issue flow-through shares whereby the company agrees to incur qualifying expenditures and renounce the related income tax deductions to the investors. Notwithstanding that, there is no specific requirement to segregate the funds. The flow-through funds which are unexpended at the consolidated balance sheet date are considered to be restricted and are not considered to be cash or cash equivalents. As of April 30, 2006, unexpended flow-through funds were $ 118,275 (CDN $132,230).


16.   RESTRICTED DEPOSITS

      The Company has a term deposit of $17,889 (CDN$20,000) with a Canadian financial institution which earns interest at 2.5% per annum and matures on April 26, 2007. This deposit has been assigned to the financial institution to enable the financial institution to issue an Irrevocable Letter of Credit to The First Nation of Na Cho Nyak Dun ("NND") which exercises certain powers over land use and environment protection within the Yukon Territory of Canada. The Company required access to move heavy equipment over the land controlled by NND and therefore posted this security bond so that if the Company fails to comply with reclamation requirements, then the security bond will be available to NND to complete the work or may form part of the compensation package.

17.   OTHER LIABILITY

      On March 28, 2006 the Company completed a brokered private placement through the issuance of 25,000 flow-through shares at a price of $0.75 per share for gross proceeds of $18,750. The proceeds raised were allocated between the offering of shares and the sale of tax benefits. A liability of $3,750 is recognized for the sale of taxable benefits which will be reversed and credited to income when the Company renounces resource expenditure deduction to the investor.

18.   COMMITMENTS AND CONTINGENCIES

      (a)   Mount Hinton Property Mining Claims

      On July 7, 2002 Yukon Gold Corp. ("YGC") entered into an option agreement with the Hinton Syndicate to acquire a 75% interest in the 273 unpatented mineral claims covering approximately 14,000 acres in the Mayo Mining District of the Yukon Territory, Canada. This agreement was replaced with a revised and amended agreement (the "Hinton Option Agreement") dated July 7, 2005 which superseded the original agreement and amendments thereto. The new agreement is between the Company, its wholly owned subsidiary YGC and the Hinton Syndicate.

      YGC must make scheduled cash payments and perform certain work commitments to earn up to a 75% interest in the mineral claims, subject to a 2% net smelter return royalty in favor of the Hinton Syndicate, as further described below.

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 2006 AND APRIL 30, 2005
(AMOUNTS EXPRESSED IN US DOLLARS)

18.   COMMITMENTS AND CONTINGENCIES-CONT'D

      The schedule of Property Payments and Work Programs are as follows:

      PROPERTY PAYMENTS
      -----------------
      On execution of the July 7, 2002 Agreement        $   19,693  (CDN$    25,000) Paid
      On July 7, 2003                                   $   59,078  (CDN$    75,000) Paid
      On July 7, 2004                                   $  118,157  (CDN$   150,000) Paid
      On January 2, 2006                                $  125,313  (CDN$   150,000) Paid
      On July 7, 2006                                   $  134,168  (CDN$   150,000) Paid subsequently
      On July 7, 2007                                   $  134,168  (CDN$   150,000)
      On July 7, 2008                                   $  134,168  (CDN$   150,000)
                                                        TOTAL $724,745 (CDN$850,000)

      WORK PROGRAM-EXPENDITURES TO BE INCURRED IN THE FOLLOWING PERIODS;
      ------------------------------------------------------------------

      July 7/02 to July 6/03                            $  118,157  (CDN$   150,000) Incurred
      July 7/03 to July 6/04                            $  196,928  (CDN$   250,000) Incurred
      July 7/04 to July 6/05                            $  256,006  (CDN$   325,000) Incurred
      July 7/05 to Dec. 31/06                           $  670,841  (CDN$   750,000) Incurred subsequently
      Jan. 1/07 to Dec. 31/07                           $  894,454  (CDN$  1,000,000)
      Jan. 1/08 to Dec. 31/08                           $1,118,068  (CDN$  1,250,000)
      Jan. 1/09 to Dec. 31/09                           $1,341,682  (CDN$  1,500,000)
                                                        TOTAL $4,596,136 (CDN$5,225,000)

      Provided all Property Payments have been made that are due prior to the Work Program expenditure levels being attained, YGC shall have earned a:

                              25% interest upon Work Program expenditures of $1,341,682 (CDN$1,500,000)

                              50% interest upon Work Program expenditures of $2,236,136 (CDN$2,500,000)

                              75% interest upon Work Program expenditures of $4,596,136 (CDN$5,225,000)

      In some cases, payments made to service providers include amounts advanced to cover the cost of future work. These advances are not loans but are considered "incurred" exploration expenses under the terms of the Hinton Option Agreement. Section 2.2(a) of the Hinton Option Agreement defines the term, "incurred" as follows: "Costs shall be deemed to have been "incurred" when YGC has contractually obligated itself to pay for such costs or such costs have been paid, whichever should first occur." Consequently, the term, "incurred" includes amounts actually paid and amounts that YGC has obligated itself to pay. Under the Hinton Option Agreement there is also a provision that YGC must have raised and have available the Work Program funds for the period from July 7, 2005 to December 31, 2006, by May 15 of 2006. This provision was met on May 15, 2006.

      The Hinton Option Agreement contemplates that upon the earlier of: (i) a production decision or (ii) investment of $4,596,136 (CDN$5,225,000) or
      (iii) YGC has a minority interest and decides not to spend any more money on the project, YGC's relationship with the Hinton Syndicate will become a joint venture for the further development of the property. Under the terms of the Hinton Option Agreement, the party with the majority interest would control the joint venture. Once the 75% interest is earned, as described above, YGC has a further option to acquire the remaining 25% interest in the mineral claims for a further payment of $4,472,272 (CDN$5,000,000).

      The Hinton Option Agreement provides that the Hinton Syndicate receive a 2% "net smelter return royalty." In the event that the Company exercises its option to buy-out the remaining 25% interest of the Hinton Syndicate (which is only possible if the Company has reached a 75% interest, as described above) then the "net smelter return royalty" would become 3% and the Hinton Syndicate would retain this royalty interest only. The "net smelter return royalty" is a percentage of the gross revenue received from the sale of the ore produced from the mine less certain permitted expenses.

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 2006 AND APRIL 30, 2005
(AMOUNTS EXPRESSED IN US DOLLARS)

18.   COMMITMENTS AND CONTINGENCIES-CONT'D

      The Hinton Option Agreement entitles the Hinton Syndicate to recommend for appointment one member to the board of directors of the Company.

      The Hinton Option Agreement provides both parties (YGC and Hinton Syndicate) with rights of first refusal in the event that either party desires to sell or transfer its interest.

      The Hinton Syndicate members each have the option to receive their share of property payments in stock of the Company at a 10% discount to the market, once the Company has obtained a listing on a Canadian stock exchange. YGC and the Company have a further option to pay 40% of any property payment due after the payment on January 2, 2006 with common stock of the Company. The payment due on July 7, 2006 was made in accordance with this provision.

      b)    The Marg Property

      In March 2005, the Company acquired rights to purchase 100% of the Marg Property which consists of 402 contiguous mineral claims covering approximately 20,000 acres located in the Mayo Mining District of the Yukon Territory of Canada. Title to the claims is registered in the name of YGC.

      The Company assumed the rights to acquire the Marg Property under a Property Purchase Agreement ("Agreement") with Atna Resources Ltd. ("Atna"). Under the terms of the Agreement the Company paid $119,189 (CDN$150,000) cash and 133,333 common shares as a down payment. The Company made payments under the Agreement for $43,406 (CDN$50,000) cash and an additional 133,333 common shares of the Company on December 12, 2005;

      The Company has agreed to make subsequent payments under the Agreement of:
      (i) $89,445 (CDN$100,000) cash and an additional 133,334 common shares of the Company on or before December 12, 2006; (ii) $89,445 (CDN$100,000) cash on or before December 12, 2007; and (iii) $178,891 (CDN$200,000) in cash and/or common shares of the Company (or some combination thereof to be determined) on or before December 12, 2008. Upon the commencement of commercial production at the Marg Property, the Company will pay to Atna $894,454 (CDN$1,000,000) in cash and/or common shares of the Company, or some combination thereof to be determined.

      c) The Company entered into flow-through share subscription agreements during the year ended April 30, 2006 whereby it is committed to incur on or before December 31, 2006, a total of $198,750
            (CDN$226,954) of qualifying Canadian Exploration expenses as described in the Income Tax Act of Canada. As of April 30, 2006 an expenditure of $80,475 (CDN$94,724) has been incurred and $118,275 (CDN$132,230) has not yet been spent. Commencing March 1, 2006 the Company is liable to pay a tax of approximately 5% per annum, calculated monthly on the unspent portion of the commitment.

      d) The Company relocated its corporate office and entered into a five year lease which was executed on March 27, 2006. The lease commences July 1, 2006. Minimum lease commitments under the lease were as follows:

                     Years ending April 30,        Minimum lease commitment
                                       2007        $35,131 (CDN $39,280)
                                       2008        $42,715 (CDN $47,756)
                                       2009        $42,826 (CDN $47,880)
                                       2010        $44,493 (CDN $49,740)
                                       2011        $44,827 (CDN $50,112)
                                       2012        $ 7,471 (CDN $8,353)

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 2006 AND APRIL 30, 2005
(AMOUNTS EXPRESSED IN US DOLLARS)

18.   COMMITMENTS AND CONTINGENCIES-CON'T

      e) On March 21, 2006 the Company entered into a consulting agreement with a consultant (the "Consultant"). As per terms of the agreement, the Consultant will provide to the Company market and financial advice and expertise as may be necessary relating to the manner of offering and pricing of securities. The agreement is for a period of twelve months commencing the day of trading of the Company's stock on the Toronto Stock Exchange (April 19, 2006). The Consultant will be compensated a fee equal to 240,000 restricted common shares of the Company with a fair value of $196,800 and will receive these shares on a monthly basis. Each party can cancel the agreement on 30 days notice. The Company has not issued any common shares as yet, but is accruing the expense on a monthly basis.


19.   OBLIGATION UNDER CAPITAL LEASE

      The following is a summary of future minimum lease payments under the capital lease, together with the balance of the obligation under the lease:

       Years ending April 30,                               2006         2005
                                                            ----         ----

       2007                                      $3,199 (CDN$3,576)        -
       2008                                      $3,199 (CDN$3,576)        -
       2009                                      $3,199 (CDN$3,576)        -
       2010                                      $3,199 (CDN$3,576)        -
       2011                                      $3,199 (CDN$3,576)        -
       2012                                      $  758 (CDN$847)          -
       -------------------------------------------------------------------------
       Total minimum lease payments              $16,753 (CDN$18,727)      -
         Less: Deferred Interest                 $2,097 (CDN$2,344)        -
         -----------------------------------------------------------------------
                                                 $14,656 (CDN$16,383)      -
       Current Portion                           $2,792 (CDN$3,121)        -
       -------------------------------------------------------------------------
       Long-Term Portion                         $11,864 (CDN$13,262)


20.   LISTING OF COMMON SHARES ON TORONTO STOCK EXCHANGE (TSX)

      The common shares of the Company were approved for listing and commenced trading on the Toronto Stock Exchange (TSX) effective April 19, 2006. The Company is trading under the symbol "YK". Concurrent with this Canadian listing on the TSX, the Company's common shares continue to trade in the United States on the NASDAQ OTC BB Exchange under the symbol "YGDC"

21.   RELATED PARTY TRANSACTIONS

      2005-2006
      ---------
      The Company and its subsidiary expensed a total of $14,755 (CDN $17,500) in consulting fees to a Company Director, and $49,547 (CDN $57,170) to two of it's officers. The Company issued 24,336 common share units @$0.55 per unit in settlement of prior year accounts payable of $13,385 to a Director and also issued 12,168 common share units @$0.55 per unit in settlement of a prior year accounts payable for the services rendered by an individual as president.

      The directors participated in private placements during the year as follows:
      One director subscribed for 490,909 common share units @$0.55 per unit
      One director subscribed for 149,867 common share units @$0.55 per unit.

      2004-2005
      ---------
      The Company and its subsidiary expensed a total of $88,526 (CDN$111,875) for fees which include office rental, equipment rental, bookkeeping services, secretarial services, out of pocket expenses and consulting services for the preparation documents and other administrative matters from Medallion Capital Corp. The Company also expensed $5,702 (CDN$7,050) for interest on the note for CDN$250,000 to Medallion Capital Corp. The Company expensed $26,332 (CDN$32,500) for the time devoted by a related individual to the administration of the Company to S.K. Kelley & Associates Inc. Medallion Capital Corp. and S.K. Kelley & Associates Inc. are 100% owned by an officer and director of the Company at year end. This individual has subsequent to the year end resigned as an officer and director.

      For services rendered by an individual as president of the Company, the Company expensed the invoice from a related company for $18,382 (CDN$23,326) plus travel expenses for this individual and another director in the amount of $2,405 (CDN$3,053).

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 2006 AND APRIL 30, 2005
(AMOUNTS EXPRESSED IN US DOLLARS)

22.   INCOME TAXES

      The Company has certain non-capital losses of approximately $3,021,000 available, which can be applied against future taxable income and which expires between 2010 and 2026. The Company did not record any deferred tax asset as the losses are fully offset by a valuation allowance.

23.   SUBSEQUENT EVENTS

      a) Changes in Directors and Management: The Board of Directors accepted the resignation of Mr. Warren Holmes as Chairman of the Board and from Director and Officer positions of both the Company and its Canadian subsidiary. Jose L. Guerra, Jr. became Chairman of the
            Board of Directors of the Company. The Board of Directors also accepted the resignation of Ken Hill as President and CEO of the Company and was replaced by Mr. Howard Barth as President and CEO. Mr. Barth is also a Director of the Company. Mr. Ken Hill is staying with the Company as a director and in an officer's capacity by accepting the position of Vice President-Mining Operations.

      b) Subsequent issue of common shares: On May 29, 2006 the Company issued 10,000 common shares for the exercise of 10,000 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $8,945 (CDN$10,000).

      On May 29, 2006 the Company  issued  45,045 common shares for the exercise
      of  45,045  warrants  at  $0.89   (CDN$1.00)  from  a  warrant  holder  in
      consideration of $40,291 (CDN$45,045).

      On May 29,2006 the Company issued 16,000 common shares for the exercise of 16,000 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $14,311 (CDN$16,000).

      On May 30, 2006 the Company issued 141,599 common shares for the settlement of an accrued liability to an ex officer and director. The accrued severance amount of $118,943 (CDN$128,855) was converted to 141,599 common shares at $0.84 (CDN$0.91).

      On June 22, 2006 the Company  issued 43,667 common shares for the exercise
      of  43,667  warrants  at  $0.89   (CDN$1.00)  from  a  warrant  holder  in
      consideration of $39,058 (CDN$43,667).

      On June 28, 2006 the Company  issued 17,971 common shares for the exercise
      of  17,971  warrants  at  $0.89   (CDN$1.00)  from  a  warrant  holder  in
      consideration of $16,074 (CDN$17,971).

      On June 28, 2006 the Company  issued 43,667 common shares for the exercise
      of  43,667  warrants  at  $0.89   (CDN$1.00)  from  a  warrant  holder  in
      consideration of $39,058 (CDN$43,667).

      On June 28, 2006 the Company  issued 16,000 common shares for the exercise
      of  16,000  warrants  at  $0.89   (CDN$1.00)  from  a  warrant  holder  in
      consideration of $14,311 (CDN$16,000).

      On June 29, 2006 the Company issued 158,090 common shares for the exercise of 158,090 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $141,404 (CDN$158,090).

      On July 7, 2006 the Company issued 43,166 common shares and paid $80,501 (CDN$90,000) in cash in settlement of a property payment on the Mount
      Hinton Property. The shares represent 40% of the total $134,168 (CDN$150,000) payment and were valued at $1.24 (CDN$1.39) each.

      On July 7, 2006 the Company  issued  64,120 common shares for the exercise
      of  64,120  warrants  at  $0.89   (CDN$1.00)  from  a  warrant  holder  in
      consideration of $57,352 (CDN$64,120).

      On July 17, 2006 the Company  issued 61,171 common shares for the exercise
      of  61,171  warrants  at  $0.89   (CDN$1.00)  from  a  warrant  holder  in
      consideration of $54,715 (CDN$61,171).

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
APRIL 30, 2006 AND APRIL 30, 2005
(AMOUNTS EXPRESSED IN US DOLLARS)


23.   SUBSEQUENT EVENTS-CONT'D

      c)    Expiry of warrants:
      As of April 30, 2005 there were 537,231 warrants outstanding. From this list 24,000 were exercised between May 1, 2005 and April 30, 2006 and 475,731were subsequently exercised between May 1, 2006 and July 19, 2006. The remaining 37,500 warrants expired on June 30, 2006.

      d)    Additional commitment to issue common shares and warrants:
      The Company completed the sale of 400,000 special warrants on December 15, 2005. In the absence of a registration statement being declared effective within 181 days of the closing, the Company, effective June 15, 2006 was obligated to issue 4,000 common shares and 4,000 warrants to the accredited investor at no extra cost as a penalty.

      e)    Mount Hinton Property Mining Claim Commitments:
      The Company is committed to work program expenditures of $670,841 (CDN $750,000) to be incurred during the period July 7, 2005 to December 31, 2006 as per its option agreement. In accordance with this agreement, the Company must have raised and have available the work program funds for the period from July 7, 2005 to December 31, 2006 by May 15 of 2006. To satisfy this requirement, the Company deposited $670,841 (CDN $750,000) into a bank account designated as the Mount Hinton Property Account.

      f)    Commitment to the proposed work program for Mount Hinton Property:
      On May 16, 2006 the Company accepted a proposed work program, budget and cash call schedule for the Mount Hinton project totaling $717,800 (CDN$802,500) for the 2006 Work Program. On May 16, 2006 the Company paid $136,404 (CDN$152,500), on June 15, 2006 the Company paid $223,614
      (CDN$250,000), and on July 15, 2006 the Company paid $223,614 (CDN$250,000) being three of the five cash call payments. The fourth payment of $89,445 (CDN$100,000) is due on August 15, 2006 and the fifth payment of $44,723 (CDN$50,000) is due on September 15, 2006.

      g)    Commitment to the proposed work program for the Marg Property:
      On May 16, 2006 the Company accepted a proposed work program, budget and cash call schedule for the Marg Property totaling $1,674,866 (CDN$1,872,500) for the 2006 Work Program. On May 15, 2006 the Company paid $199,016 (CDN$222,500), on June 1, 2006 the Company paid $536,673
      (CDN$600,000), and on July 20, 2006 the Company paid $357,782 (CDN$400,000) being three of the five cash call payments. The fourth payment of $357,782 (CDN$400,000) is due on August 20, 2006 and the fifth payment of $223,613 (CDN$250,000) is due on September 20, 2006.

      h)    Consulting Agreements
      Subsequent to the year end, the Company entered into mutually renewable one year agreements with three consultants who will each provide the Company services relating to business promotion and development. These consultants will assist management in the preparation of financial offerings and assist in arranging meetings and making presentations to the brokerage community and institutional investors in both the United States of America and Canada. Each of these three consultants will be compensated with the issue of 272,660 shares of restricted common stock, out of which 54,860 shares will be due and payable immediately on signing the respective agreements and the balance of 217,800 shares will be due and payable in 11 equal monthly installments of 19,800 shares commencing August 1, 2006 and ending June 1, 2007. Either party can terminate the respective agreements with or without cause upon thirty (30) days written notice to the other party.

      i)    Private  Placement
      On August 22, 2006, the Company completed a private placement of 400,000 units where each unit consisted of a common share and a share purchase warrant. The units were priced at $1.00 per unit for a total of $400,000. The Company will pay a finders fee equal to 6% of the gross proceeds. The warrants have a two-year term and are exercisable at $1.50 per share in the first twelve months of the term and $2.00 per share in the remaining twelve months of the term. Closing of this placement requires Toronto Stock Exchange approval. Conditional approval was given by the Toronto Stock Exchange on August 29, 2006.

                                    EXHIBIT A

                            ["OLD STOCK OPTION PLAN"]

                          YUKON GOLD CORPORATION, INC.

      Yukon Gold Corporation, Inc., a Delaware corporation (the Company), hereby establishes and adopts the following 2003 Stock Option Plan (the Plan).

                                    RECITALS

      WHEREAS, the Company desires to encourage high levels of performance by those individuals who are key to the success of the Company and its subsidiaries and affiliates, to attract and retain individuals who are highly motivated and who will contribute to the success of the Company and to encourage such individuals to remain as managers, officers, directors, employees, consultants and/or advisors of the Company and its subsidiaries and affiliates by increasing their proprietary interest in the Company's growth and success.

      WHEREAS, to attain these ends, the Company has formulated the Plan embodied herein to authorize the granting of stock options ("Options") to those individuals whose judgement, initiative and efforts are, have been or are expected to be responsible for the success of the Company.

      NOW, THEREFORE, the Company hereby constitutes, establishes and adopts the following Plan and agrees to the following provisions:

                                   ARTICLE 1.
                               PURPOSE OF THE PLAN

1.1. Purpose. The purpose of the Plan is to assist the Company and its subsidiaries and affiliates in attracting and retaining selected individuals to serve as directors, officers, consultants, advisors and employees of the Company who will contribute to the Company's success, and to achieve long-term objectives that will inure to the benefit of all stockholders of the Company through the additional incentive inherent in the ownership of the Company's shares of common stock, par value $0.0001 per share ("Shares"). Options granted under the Plan will be either "incentive stock options," intended to qualify as such under the provisions of section 422 of the Internal Revenue Code of 1986, as from time to time amended (the "Code"), or nonqualified stock options." For the purposes of the Plan, the term "subsidiary" shall mean "subsidiary corporation," as such term is defined in section 424(f) of the Code, and "affiliate" shall have the meaning set forth in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                                   ARTICLE 2.
                            SHARES SUBJECT TO OPTIONS

      2.1.  Number of Shares.  Subject to the  adjustment  provisions of Section
5.10 hereof, the aggregate number of Shares which may be issued under Options under the Plan shall not exceed 5,000,000. No Options of purchase fractional Shares shall be granted and no fractional shares shall be issued under the Plan. For purposes of this Section 2.1, the Shares that shall be counted toward such limitation shall include all Shares issued or issuable pursuant to Options that have been or may be exercised.

      2.2. Shares Subject to Terminated Options. The Shares covered by any unexercised portions of terminated Options granted under Article 4 and Shares subject to any Options that are otherwise surrendered by the Participant without receiving any payment or other benefit with respect thereto may again be subject to new nonqualified Options under the Plan (but not "incentive stock options"). In the event the purchase price of an Option is paid in whole or in part through the delivery of Shares, the number of Shares issuable in connection with the exercise of the Option shall not again be available for the grant of Options under the Plan.

      2.3. Character of Shares. Shares delivered under the Plan may be authorized and previously unissued Shares acquired by the Company, or both.

                                   ARTICLE 3.
                         ELIGIBILITY AND ADMINISTRATION

      3.1. Options to Employees, Directors and Others.

      (a) Participants who receive (I) Options under Article 4 hereof ("Optionees") shall consist of such officers, key employees, consultants, advisors and directors of the Company or any of its subsidiaries or affiliates as the Committee (hereinafter defined) shall select from time to time, provided, however, that an Option that is intended to qualify as an "incentive stock option" may be granted only to an individual that is an employee of the Company or any of its subsidiaries. The Committee's designation of an Optionee in any year shall not require the Committee to designate such person to receive Options or grants in any other year. The designation of an Optionee to receive Options under one portion of the Plan shall not require the Committee to include such Optionee under other portions of the Plan.

      (b) No Option that is intended to qualify as an "incentive stock option" may be granted to any employee who, at the time of such grant, owns, directly or indirectly (within the meaning of sections 422(b)(6) and 424(d) of the Code), shares of stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its subsidiaries or affiliates, unless at the time of such grant, (i) the option price is fixed at no less than 110% of the Fair Market Value (as defined below) of the Shares subject to such Option, determined on the date of the grant, and (ii) the exercise of such Option is prohibited by its terms after the expiration of five years from the date such Option is granted.

      3.2 Administration.

      (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") or, if so determined by the Board, by a committee appointed by the Board (the Board or such committee administering the Plan hereinafter referred to as the "Committee"). The Board may remove from, add members to, or fill vacancies on the Committee.

            Any grant of Options to a member of the Committee who is not also an employee shall be on terms consistent with grants made to other members of the Board who are not members of the Committee and who are not employees, except where such grant is awarded or ratified by the Board.

      (b) The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it may deem appropriate for the conduct of meetings and proper administration of the Plan.

      (c) Subject to the provisions of the Plan, the Committee shall have authority, in its sole discretion, to grant Options under the Plan, to interpret the provisions of the Plan and, subject to the requirements of applicable law, including (if applicable) Rule 16b-3 of the Exchange Act, to prescribe, amend, and rescind rules and regulations relating to the Plan or any Options thereunder as it may deem necessary or advisable. All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its stockholders, directors and employees, and other Plan participants.

      3.3. Stockholders Agreement. As a condition to the grant or exercise of any Option, the Committee may require the Optionee to enter into a stockholders agreement or other agreement with the Company under such terms and conditions as may reasonably be required by the Company.

                                   ARTICLE 4.
                                     OPTIONS

      4.1. Grant of Options. The Committee, in its sole discretion, shall determine, within the limitations of the Plan, those officers, key employees, consultants, advisors and directors of the Company or any of its subsidiaries or affiliates to whom Options are to be granted under the Plan, the number of Shares that may be purchased under each such Option and the option price, and shall designate such Options at the time of the grant as either "incentive stock options" or "nonqualified stock options"; provided, however, that Options granted to employees of an affiliate (that is not also a subsidiary) or to non-employees of the Company may only be "nonqualified stock options."

      4.2.  Stock  Option  Certificates;  etc. All Options  granted  pursuant to
Article 4 (a) shall be authorized by the Committee and (b) shall be evidenced in writing by stock option certificates ("Stock Option Certificates") in such form and containing such terms and conditions as the Committee shall determine that are not inconsistent with the provisions of the Plan, and, with respect to any Stock Option Certificate granting Options that are intended to qualify as "incentive stock options," are not inconsistent with Section 422 of the Code. The granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article 4 may hold more than one Option granted pursuant to such Article at the same time and may hold both "incentive stock options" and "nonqualified stock options" at the same time. To the extent that any Option does not qualify as an "incentive stock option" (whether because of its provisions, the time or manner of its exercise or otherwise) such Option or the portion thereof which does not so qualify shall constitute a separate "nonqualified stock option."

      4.3. Option Price. Subject to Section 3.1(b), the option exercise price per each Share purchasable under any "incentive stock option" granted pursuant to this Article 4, shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such Share on the date of the grant of such Option. The option price per each Share purchasable under any "nonqualified stock option" granted pursuant to this Article 4 shall be such amount as the Committee shall determine at the time of the grant of such Option.

      4.4. Other Provisions. Options granted pursuant to this Article 4 shall be made in accordance with the terms and provisions of Article 5 hereof and any other applicable terms and provisions of the Plan.

                                   ARTICLE 5.
                         GENERALLY APPLICABLE PROVISIONS

      5.1. Option Period. Subject to Section 3.1(b), the period for which an Option is exercisable shall not exceed ten years from the date such Option is granted. After the Option is granted, the option period may no be reduced, subject to expiration in accordance with its terms.

      5.2. Fair Market Value. If the shares are listed or admitted to trading on a securities exchange registered under the Exchange Act, unless otherwise required by any applicable provision of the Code, the "Fair Market Value" of a Share as of a specified date shall mean the per Share closing price of the Shares for the day immediately preceding the date as of which the Fair Market Value is being determined (or if there was no reported closing price on such date, on the last preceding date on which the closing price was reported) reported on the principal securities exchange on which the Shares are listed or admitted to trading. If the Shares are not listed or admitted to trading on any such exchange but are listed as a national market security on the Nasdaq Stock Market, Inc. ("NASDAQ"), traded in the over-the-counter market or listed or traded on any similar system then in use, the Fair Market Value of a Share shall be the last sales price for the day immediately preceding the date as of which the Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) reported on such system. If the Shares are not listed or admitted to trading on any such exchange, are not listed as national market security on NASDAQ and are not traded in the over-the-counter market or listed or traded on any similar system then in use, but are quoted on NASDAQ or any similar system then in use, the Fair Market Value of a Share shall be the average of the closing high bid and low asked quotations on such system for the Shares on the date in question. If the Shares are not publicly traded, Fair Market Value shall be determined by the Committee in its sole discretion and good faith using appropriate criteria. An Option shall be considered granted on the date the Committee acts to grant the Option or such later date as the Committee shall specify.

      5.3 Exercise of Options. Vested Options granted under the Plan shall be exercised by the Optionee thereof (or by his executors, administrators, guardian or legal representative, as provided in Sections 5.6 and 5.7 hereof) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or by certified check or bank check or wire transfer of immediately available funds, (ii) with the consent of the Committee, by delivery of a promissory note in favor of the Company upon such terms and conditions as determined by the Committee, (iii) with the consent of the Committee, by tendering previously acquired Shares (valued at its Fair Market Value, as determined by the Committee as of the date of tender) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company's earnings), (iv) if Shares are traded on a national securities exchange, NASDAQ or quoted on a national quotation system sponsored by the National Association of Securities Dealers, Inc. and the
Committee authorizes this method of exercise, through the delivery of irrevocable instructions to a broker approved by the Committee to deliver promptly to the Company an amount equal to the purchase price, or (v) with the consent of the Committee, any combination of (i), (ii), (iii) and (iv). Such notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. The Company shall affect the transfer of Shares purchased pursuant to an Option as soon as practicable, and, within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. No person exercising an Option shall have any of the rights of a holder of Shares subject to an Option until certificates for such Shares shall have been issued following the exercise of such Option. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

      5.4. Non-Transferability of Options. Except as provided in Section 5.8, no Option shall be assignable or transferable by the Optionee, other than by will or the laws of descent and distribution, and may be exercised during the life of the Optionee only by the Optionee or his guardian or legal representative.

      5.5. Termination of Employment. Unless the Committee otherwise determines, in the event of the termination of employment with the Company of an Optionee who is an employee or the separation from service with the Company of an Optionee who is an advisor, consultant or non-employee director of the Company for any reason (other than death or disability), any Option(s) granted to such Optionee under this Plan and not previously exercised or expired shall be deemed canceled and terminated on the day of such termination or separation. Notwith-standing the foregoing, in the event of the termination of employment or separation from service with the Company of an Optionee for any reason other than death or disability, under conditions satisfactory to the Company, the Committee may, in its sole discretion, allow any Options granted to such Optionee under the Plan and not previously exercised or expired, to the extent vested on the date of such termination, to be exercisable for a period of time to be specified by the Committee, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 5.1 above.

      5.6. Death. In the event an Optionee dies while employed by the Company or any of its subsidiaries or affiliates or while serving as a director of the Company or any of its subsidiaries or affiliates, as the case may be, any Option(s) granted to him not previously expired or exercised shall, to the extent exercisable on the date of death, be exercisable by the estate of such Optionee or by any person who acquired such Option by bequest or inheritance, at any time within one year after the death of the Optionee, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or 5.1 above.

      5.7. Disability. In the event of the termination of employment with the Company of an Optionee, or the separation from service with the Company of an Optionee who is a director of the Company, due to total disability, the Optionee, or his guardian or legal representative, shall have the unqualified right to exercise any Option that has not expired or been previously exercised and that the Optionee was eligible to exercise as of the first date of total disability (as determined by the Committee), at any time within one year after such termination or separation, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or 5.1 above. The term "total disability" shall for purposes of this Plan, be defined in the same manner as such term is defined in
Section 22(e)(3) of the Code.

      5.8. Other Provisions. Notwithstanding anything in this Plan to the contrary, if the Board determines that the Plan cannot, or that an Option need not, satisfy the requirements of Rule 16b-3 of the Exchange Act (such that grants of Options are not exempt from Section 16(b) of the Exchange Act), then the Committee shall have the authority to waive or modify those provisions of the Plan which are intended to satisfy such Rule 16b-3 requirements. Notwithstanding Section 5.4 of this Plan to the contrary, only with the express written consent of the Committee, which consent may be given or withheld for any or no reason in the Committee's sole discretion, an Optionee who has been granted "nonqualified stock options" can transfer any or all of such options to any one or more of the following persons: (i) the spouse, parent, issue, spouse of issue, or issue of spouse ("issue" shall include all descendants whether natural or adopted) of such Optionee; or (ii) a trust for the benefit of those persons described in clause (i) above or for the benefit of such Optionee, or for the benefit of any such persons and such Optionee; or (iii) any entity in which the Optionee or its transferee is a beneficial owner; provided, however, that such trans-feree shall be bound by all of the terms and conditions of this Plan and shall execute an agreement satisfactory to the Company evidencing such obligation; and provided further, however, that such Optionee shall remain bound by the terms and conditions of this Plan.

      5.9. Terms of Grant. Notwithstanding anything in Section 5.5, 5.6 or 5.7 to the contrary, the Committee may grant an Option under such terms and conditions as may be provided in the Share Option Certificate given to the Optionee, provided, however, that in no instance may the term of the Option, as so granted, exceed the maximum term established pursuant to Section 5.1 above.

      5.10. Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event affects the Shares with respect to which Options have been or may be issued under the Plan, such that an adjustment is determined in good faith by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as the Committee may deem equitable, adjust any or all of (i) the number and type of Shares that thereafter may be made the subject of Options, (ii) the number and type of Shares subject to outstanding Options, and (iii) the grant or exercise price with respect to any Option, or, if deemed appropriate, make provision for a cash payment to the holder of any outstanding Option; provided, in each case, that with respect to "incentive stock options," no such adjustment shall be authorized to the extent that such adjustment would cause such options to violate section 422(b) of the Code or any successor provision; and provided further, that the number of Shares subject to any Option denominated in Shares shall always be a whole number. In the event of any reorganization, merger, consolidation, split-up, spin-off, or other business combination involving the Company (each such event, a "Reorganization"), a majority of the Board may cause any Option outstanding as of the effective date of the Reorganization to be cancelled in consideration of a cash payment or alternate Option made to the holder of such cancelled Option equal in value to the Fair Market Value of such cancelled Option. The determination of such fair market value shall be made by the Board, in its sole discretion.

      5.11. Amendment and Modification of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law or any rule of any stock exchange or quotation system on which Shares are listed or quoted; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act (if applicable) or any applicable law, except as otherwise provided in Sections 3.2 or 5.8 hereof; and further provided that the Board may not, without the approval of the Company's stockholders, amend the Plan to increase the number of Shares that may be the subject of Options under the Plan (except for adjustments pursuant to Section 5.10 hereof). In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of an Optionee under any Option previously granted without such Optionee's consent.

                                   ARTICLE 6.
                                  MISCELLANEOUS

      6.1. Tax Withholding. The Company shall have the right to make all payments or distributions made pursuant to the Plan to an Optionee (or permitted transferee) net of any applicable federal, state and local taxes required to be withheld or paid as a result of the grant of any Option, exercise of an Option or any other event occurring pursuant to this Plan. The Company shall have the right to withhold from such Optionee (or permitted transferee) such withholding taxes as may be required by law, or to otherwise require the Optionee (or permitted transferee) to pay such withholding taxes. If the Optionee (or permitted transferee) shall fail to make such tax payments as are required, the Company or its subsidiaries or affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Optionee (or permitted transferee) or to take such other action as may be necessary to satisfy such withholding obligations. In satisfaction of the requirement to pay withholding taxes, the Optionee (or permitted transferee) may make a written election, which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to the Optionee (or permitted transferee) pursuant to the Plan, having an aggregate Fair Market Value equal to the withholding taxes.

      6.2. Right of Discharge Reserved. Nothing in the Plan nor the grant of an Option hereunder shall confer upon any employee, director or other individual the right to continue in the employment or service of the Company or any subsidiary or affiliate of the Company or affect any right that the Company or any subsidiary or affiliate of the Company may have to terminate the employment or service of (or to demote or to exclude from future Options under the Plan) any such employee, director or other individual at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit with respect to an Option in the event of termination of an employment or other relationship even if the termination is in violation of an obligation of the Company or any subsidiary or affiliate of the Company to the Optionee.

      6.3. Nature of Payments. All Options granted pursuant to the Plan are in consideration of services performed or to be performed for the Company or any subsidiary or affiliate of the Company. Except to the extent required under applicable law, any income or gain realized pursuant to Options under the Plan shall not constitute compensation for purposes of any of the employee benefit plans of the Company or any subsidiary or affiliate of the Company except as may be determined by the Committee or by the Board or by the directors of the applicable subsidiary or affiliate of the Company.

      6.4. Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

      6.5. Gender and Number. In order to shorten and to improve the understand-ability of the Plan document by eliminating the repeated usage of such phrases as "his or her," any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural except when otherwise indicated by the context.

      6.6. Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code of the laws of the United States, shall be governed by the laws of the State of New York and construed accordingly.

      6.7. Effective Date of Plan; Termination of Plan. The Plan shall be effective on the date of approval of the Plan by the Board. Notwithstanding the foregoing, no Option intended to qualify as an "incentive stock option" shall be granted hereunder unless and until the Plan shall be approved by the holders of a majority of the Shares entitled to vote thereon within 12 months after the date of adoption of the Plan by the Board. In the event that such shareholder approval is not obtained, each Option granted under the Plan that is intended to qualify as an "incentive stock option" shall, notwithstanding any of the preceding provisions of the Plan, automatically be deemed a "nonqualified stock option." Options may be granted under the Plan at any time and from time to time on or prior to December 31, 2010, on which date the Plan will expire except as to Options then outstanding under the Plan. Such outstanding Options shall remain in effect until they have been exercised or terminated, or have expired.

      6.8. Captions. The captions in this Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

      Adopted this 28th day of October, 2003.

                                    EXHIBIT B

                          YUKON GOLD CORPORATION, INC.
                             2006 Stock Option Plan

The board of directors of Yukon Gold Corporation, Inc. (the "Corporation") wishes to establish a stock option plan (the "Plan") governing the issuance of stock options (the "Stock Options") to directors, officers and employees of the Corporation or Affiliated Entities (as hereinafter defined) of the Corporation and persons or corporations who provide services to the Corporation or its Affiliated Entities on an on-going basis, or have provided or are expected to provide a service or services of considerable value to the Corporation or its Affiliated Entities. The Corporation is a Delaware corporation. This 2006 Stock Option Plan complies with Canadian tax law, while the Corporation's 2003 Stock Option Plan enables the Corporation to issue stock options that are qualified under the United States Internal Revenue Code. This 2006 Stock Option Plan is governed by the laws of Ontario, Canada. However, in the event that anything contained herein directly conflicts with the laws of Delaware so as to make a provision of this 2006 Stock Option Plan invalid, the Corporation shall give effect to such provision (as well as all other provisions of this Plan) to full extent possible without violating Delaware law.

The terms and conditions of the Plan for issuance of Stock Options are as follows:

1. Purposes

The principal purposes of the Plan are:

      (a) to retain and attract qualified directors, officers, employees and service providers which the Corporation and its Affiliated Entities require;

      (b) to promote a proprietary interest in the Corporation and its Affiliated Entities;

      (c) to provide an incentive element in compensation; and

      (d) to promote the profitability of the Corporation and its Affiliated Entities.

2. Reservation of Shares

Unless otherwise approved by the Toronto Stock Exchange (or such other exchange on which the common shares in the capital of the Corporation ("Common Shares") may be listed from time to time) (hereinafter referred to as the "Exchange") and the shareholders of the Corporation, the number of Common Shares reserved for issuance upon the exercise of Stock Options granted pursuant to the Plan and Common Shares reserved for issuance pursuant to any other security based compensation arrangements (as defined in the rules of the Exchange) shall not at any time exceed o Common Shares ("Total Common Shares").

Any option granted under the Plan which has been exercised shall again be available for subsequent grant under the Plan, effectively resulting in a re-loading of the number of Common Shares available for subsequent grant under the Plan. Any Common Shares subject to an option which for any reason is surrendered, cancelled or terminated or expires without having been exercised shall again be available for subsequent grant under the Plan. No fractional Common Shares shall be issued, and the board of directors of the Corporation ("Board of Directors") may determine the manner in which fractional share value shall be treated.

3. Eligibility

Options shall be granted only to Eligible Persons, any registered savings plan established for the sole benefit of such Eligible Person or any company which, during the currency of an option, is wholly-owned by an Eligible Person.

The term "Eligible Person" means:

      (a) an officer or director of the Corporation or an Affiliated Entity (as hereinafter defined);

      (b)   either:

            (i) an individual who is considered an employee of the Corporation or any Affiliated Entity for the purposes of applicable tax legislation,

            (ii) an individual who works full-time for the Corporation or any Affiliated Entity providing services normally provided by an employee and who is subject to the same control and direction by the Corporation or any Affiliated Entity over the details and methods of work as an employee of the Corporation or any Affiliated Entity, but for whom income tax deductions are not made at sources, any such individual, an "Employee";

      (c)   an individual (or a company wholly-owned by individuals), other than
            an  Employee,   officer  or  director  of  the  Corporation  or  any
            Affiliated Entity, who:

            (i) provides services to the Corporation or an Affiliated Entity, other than services provided in relation to a distribution of securities;

            (ii) provides the services under a written contract with the Corporation or an Affiliated Entity for an initial, renewable or extended period of twelve months or more;

            (iii) spends  or  will  spend  a  significant  amount  of  time  and attention on the business and affairs of the Corporation or an Affiliated Entity; and

            (iv) has a relationship with the Corporation or an Affiliated Entity that enables the individual to be knowledgeable about the business and affairs of the Corporation.

      For the purposes of the foregoing, an "Affiliated Entity" means a person or company controlled by the Corporation.

      For the purposes of the Plan, the terms "associates", "person", "company", "insider", "controlled" and "officer" shall have the meanings ascribed thereto in the Securities Act (Ontario) from time to time.

      Subject to the foregoing, the Board of Directors or Committee, as applicable, shall have full and final authority to determine the Eligible Persons who are to be granted options under the Plan and the number of Common Shares subject to each option.

4. Granting of Stock Options

The Board of Directors may from time to time grant Stock Options to Eligible Persons. At the time a Stock Option is granted, the Board of Directors shall determine the number of Common Shares of the Corporation that may be purchased under the Stock Option, the date when the Stock Option is to become effective and, subject to the other provisions of this Plan, all other terms and conditions of the Stock Option. All grants of Stock Options shall be subject to the following terms and conditions:

      (a)   an Eligible  Person may hold more than one Stock Option at any time;
            and

      (b) there may not be: (i) issued to insiders of the Corporation within a one-year period; and (ii) issuable to insiders of the Corporation at any time, a number of Common Shares exceeding 10% of the outstanding issue.

The term "outstanding issue" means the number of Common Shares outstanding immediately prior to the share issuance in question, excluding Common Shares issued pursuant to share compensation arrangements over the preceding one year period. Any Stock Options granted to a corporation referred to in Section 3 hereof shall be included in the calculation of the Stock Options held by an Eligible Person and insider or insiders of the Corporation.

5. Exercise Price

The exercise price of each Stock Option shall be determined in the discretion of the Board of Directors at the time of the granting of the Stock Option, provided that the exercise price shall not be lower than the Market Price. "Market Price" shall mean the most recent closing price of the Common Shares on the Exchange on the last trading day prior to the date the Stock Option is granted for which there was a closing price on such Exchange; provided that in the event the Common Shares are not listed on any exchange, the Market Price shall be such price as is determined by the Board of Directors, in good faith.

6. Term and Exercise Periods

All Stock Options shall be for a term and exercisable from time to time as determined in the discretion of the Board of Directors at the time of the granting of the Stock Options, provided that, except in the case of a Blackout Period, no Stock Option shall have a term exceeding ten years (or such shorter or longer period as is permitted by the Exchange), and by way of example, without limiting the generality of the foregoing, the Board of Directors may determine:

      (a) that a Stock Option is exercisable only during the term of employment of or provision of services by the Eligible Person receiving it or during such term and for a limited period of time after termination of employment or cessation of services, as applicable, other than as described under subsection 6(g) hereof;

      (b) that a Stock Option can be exercisable for a period of time or for its remaining term after the death, disability or incapacity of an Eligible Person;

      (c) that only a portion of a Stock Option is exercisable in a specified period;

      (d) that the unexercised portion of a Stock Option is "cumulative" so that any portion of a Stock Option exercisable (but not exercised) in a specified period may be exercised in subsequent periods until the Stock Option terminates;

      (e)   that  a  Stock  Option  may  provide  for  early   exercise   and/or
            termination or other adjustment in the event of a death of an Eligible Person;

      (f) that if the Eligible Person ceases to be a director, officer or employee of the Corporation or any of its Affiliated Entities or a Consultant to the Corporation or any of its Affiliated Entities for any reason whatsoever other than as described under subsection 6(g) and 6(h) hereof, the Person may, but only within ninety (90) days after the Eligible Person's ceasing to be a director, officer, employee or Consultant or prior to the expiration date in respect of the Stock Option, whichever is earlier, exercise any Stock Option held by the Eligible Person, but only to the extent that the Eligible Person was entitled to exercise the Stock Option at the date of such cessation;

      (g) in the event of the discharge of an optionee as an Employee or officer of the Corporation or an Affiliated Entity by reason of a wilful and substantial breach of such optionee's employment duties, all options granted to such optionee under the Plan which are then outstanding (whether vested or unvested) shall in all respects forthwith cease and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which such option had not previously been exercised upon notice of such discharge being given by the Corporation or the Affiliated Entity to such optionee; or

      (h) that in the event of the death or disability of the Eligible Person, the Stock Option will continue to be exercisable by the legal representative of the Eligible Person as to such of the vested shares of which such Stock Option has not previously been exercised pursuant to its terms for a period of up to one year following such death or disability, provided that the Stock Option shall not in any case be exercisable on or after the expiration date in respect of such Stock Option or in respect of Stock Options which are not exercisable as at the date of death, and other appropriate terms in other circumstances, such as if the Corporation shall resolve to sell all or substantially all of its assets, to liquidate or dissolve, or to merge, amalgamate, consolidate or be absorbed with or into any other corporation, if a take-over bid is made for Common Shares of the Corporation, or if any change of control of the Corporation occurs, subject to the provisions of Section 10 with respect to Offers (as hereinafter defined).

Except if not permitted by the Exchange, if any options may not be exercised due to any Black-Out Period (as defined below) at any time within the three business day period prior to the normal expiry date of such Stock Options (the "Restricted Options"), the expiry date of all Restricted Options shall be extended for a period of 10 business days following the end of the Black-Out Period (or such longer period as permitted by the Exchange and approved by the Board of Directors). "Black-Out Period" means the period of time when, pursuant to any policies of the Corporation, any securities of the Corporation may not be traded by certain persons as designated by the Corporation, including any holder of a Stock Option.

7. Assignability

Stock Options shall not be assignable or transferable by an Eligible Person, except for a limited right of assignment, subject to compliance with applicable securities laws, to (i) an Eligible Person; a spouse of an Eligible Person; a trustee, custodian, or administrator acting on behalf of, or for the benefit of, an Eligible Person or a spouse thereof; a holding entity of an Eligible Person or a spouse thereof; an RRSP or RRIF for the benefit of an Eligible Person or a spouse thereof; and (ii) allow the exercise of Stock Options by an Eligible Person's legal representative in the event of death or incapacity, subject to the terms upon which the Stock Option is granted.

8. Payment of Exercise Price

Except as provided in Section 9, all Common Shares issued pursuant to the exercise of a Stock Option ("Optioned Shares") shall be paid for in full in Canadian funds at the time of exercise of the Stock Option and prior to the issue of the shares. All Common Shares of the Corporation issued in accordance with the foregoing shall be issued as fully paid and non-assessable Common Shares.

9. Surrender of Stock Options in Lieu of Exercise

Where the Common Shares are listed and posted for trading on the Exchange (or otherwise as provided in any agreement governing the grant of Stock Options), the Board of Directors may from time to time in its sole discretion, permit Stock Options to be surrendered, unexercised to the Corporation in consideration of the receipt by the holder of such Stock Options of an amount (the "Settlement Amount") equal to the excess, if any, of the aggregate fair market value of the shares (based on the Market Price where the Common Shares are listed on an Exchange) of the Common Shares on the Exchange on the trading day immediately preceding the Surrender Date (as herein defined) able to be purchased pursuant to the vested and exercisable portion of such Stock Options on the date of surrender (the "Surrender Date"), over the aggregate Exercise Price for those Common Shares pursuant to those Stock Options. The Settlement Amount is payable in cash, Common Shares or a combination thereof, as the Board of Directors may from time to time in its discretion determine. The Corporation will withhold from the Settlement Amount such amounts as may be required to be withheld according to law. For greater certainty, those Common Shares underlying the unexercised Stock Options that are the subject of retirement in consideration for a Settlement Amount, shall not be deemed to be included in the definition of Total Common Shares for which Stock Options may be granted under the Plan.

10. Change of Control

If a bona fide offer (an "Offer") for Common Shares is made to the shareholders of the Corporation which, if options granted under the Plan were exercised would include optionees and which offer, if accepted in who or in part, would result in the offeror exercising control of the Corporation within the meaning of subsection 1(3) of the Securities Act (Ontario) (as amended from time to time) then, notwithstanding Section 15 but subject to the other provisions hereof.

      (a) Board of Directors Consent - The Board of Directors or Committee may give its express consent to the exercise of any options granted under the Plan, which were outstanding at the time of the Offer but are not then vested, in the manner hereinafter provided.

      (b) Notice of Right to Exercise - If the Board of Directors or Committee has so consented to the exercise of any options outstanding at the time of the Offer, the Corporation shall immediately notify each optionee currently holding an option under the Plan of the Offer with full particulars thereof, together with a notice stating that, in order to permit the optionee to participate in the Offer, the optionee may, during the period that the Offer is open for acceptance (or if not such period is specified, a period of 30 days following the date of such notice) exercise all or any portion of any such options held by the optionee.

      (c) Exercise and Deemed Exercise - In the event that the optionee so exercises any such option, such exercise shall be in accordance with
            Section 16; provided that, if necessary in order to permit the optionee to participate in the Offer, such options shall be deemed to have been exercised and the issuance of Optioned Shares shall be deemed to have occurred, effective as of the first business day prior to the date on which the Offer was made.

      (d) Completed Offer - If, upon the expiry of the applicable period referred to in subsection 10(b), the Offer is completed and:

            (i) the optionee has not exercised the entire or any portion of such option, then, for greater certainty, any options not exercised shall continue to be valid and existing under the Plan in accordance with the terms of their grant; or

            (ii) the optionee has exercised the entire or any portion of such option but has not tender the Optioned Shares in the Offer, then, as and from the expiry of such period, the Corporation may require the optionee to sell to the Corporation such Optioned Shares for a purchase price per Share equal to the Price.

      (e)   Reinstatement of Optioned Shares - If:

            (i) the Offer is not completed (within the time period specified therein, if applicable); or

            (ii) all of the Optioned Shares tendered by the optionee pursuant to the Offer are not taken up and paid for by the offeror in respect thereof,

            then the Optioned Shares or, in the case of clause (ii) above, the portion thereof that are not taken up and paid for by such offeror shall be returned by the optionee to the Corporation and reinstated as authorized but unissued Common Shares, and the terms of the options set forth herein shall again apply to such options or the remaining portion thereof, as the case may be.

      (f) Refund of Option Price - If any Optioned Shares are returned to the Corporation pursuant to subsection 10(e), the Corporation shall refund the applicable Price to the optionee in respect of such Optioned Shares.

      (g) Limited Right to Sell - In no event shall the optionee be entitled to sell the Optioned Shares other than pursuant to the Offer except as provided in subsection 10(d)(ii) hereof.

11. Adjustment in Certain Circumstances

In the event:

      (a) of any change in the Common Shares of the Corporation through subdivision, consolidation, reclassification, amalgamation, merger or otherwise; or

      (b) of any stock dividend to holders of Common Shares of the Corporation (other than such stock dividends issued at the option of shareholders of the Corporation in lieu of substantially equivalent cash dividends); or

      (c)   that any  rights  are  granted  to all or  substantially  all of the
            holders  of  Common   Shares  to  purchase   Common  Shares  of  the
            Corporation at prices substantially below fair market value; or

      (d) that as a result of any recapitalization, merger, consolidation or otherwise the Common Shares of the Corporation are converted into or exchangeable for any other shares;

then in any such case the Board of Directors may make such adjustment in the Plan and in the Stock Options granted under the Plan as the Board of Directors may in its sole discretion deem appropriate to prevent substantial dilution or enlargement of the rights granted to, or available for, holders of Stock Options, and such adjustments may be included in the Stock Options.

12. Expenses

All expenses in connection with the Plan shall be borne by the Corporation.

13. Compliance with Laws

The Corporation shall not be obliged to issue any shares upon exercise of Stock Options if the issue would violate any law or regulation or any rule or policy of any governmental authority or stock exchange. The Corporation shall not be required to issue, register or qualify for resale any shares issuable upon exercise of Stock Options pursuant to the provisions of a prospectus or similar document, provided that the Corporation shall notify the Exchange and any other appropriate regulatory bodies in Canada of the existence of the Plan and the issuance and exercise of Stock Options.

14. Disinterested Shareholder Approval

Disinterested shareholder approval shall be obtained by the Corporation prior to any reduction in the Exercise Price of a Stock Option or any extension of the term of a Stock Option if the Eligible Person holding such Stock Option is an insider of the Corporation.

15. Form of Stock Option Agreement

All Stock Options shall be issued by the Corporation in a form which meets the general requirements and conditions set forth in this Plan and the requirements of the Exchange.

16. Exercise of Option

Subject to the provisions of the Plan and the particular option agreement, an option may be exercised from time to time by delivering to the Corporation at its registered office a written notice of exercise specifying the number of Optioned Shares with respect to which the option is being exercised and accompanied by payment in cash or certified cheque for the full amount of the applicable Price.

Upon receipt of a certificate of an authorized officer directing the issue of Common Shares purchased under the Plan, the transfer agent is authorized and directed to issue and countersign share certificates for the Optioned Shares in the name of such optionee or the optionee's legal personal representative or as may be directed in writing by the optionee's legal personal representatives.

17. Vesting Restrictions

Options granted under the Plan may vest at the discretion of the Board of Directors or Committee, as applicable.

18. Amendments and Termination of Plan

The Corporation retains the right to amend from time to time or to terminate the terms and conditions of the Plan by resolution of the Board of Directors. Any amendments shall be subject to the prior consent of any applicable regulatory bodies, including the Exchange. Any amendment to the Plan shall take effect only with respect to Stock Options granted after the effective date of such amendment, provided that it may apply to any outstanding Stock Options with the mutual consent of the Corporation and the Eligible Persons to whom such Stock Options have been granted. The Board of Directors shall have the power and authority to approve amendments relating to the Plan or to Stock Options, without further approval of the Shareholders, to the extent that such amendments relate to:

      (a) altering, extending or accelerating the terms of vesting application to any Stock Options;

      (b) altering the terms and conditions of vesting applicable to any Stock Options;

      (c) extending the term of Stock Options held by a person other than a person who, at the time of the extension, is an insider of the Corporation, provided that the term does not extend beyond ten years from the date of grant;

      (d)   accelerating the expiry date in respect of Stock Options;

      (e)   determining the adjustment provisions pursuant to Section 12 hereof;

      (f)   amending the definitions contained within the Plan;

      (g)   amending  or  modifying  the  mechanics  of  exercise  of the  Stock
            Options; or

      (h)   amendments of a "housekeeping" nature.

19. Administration

The Plan shall be administered by the Board of Directors. The Board of Directors shall have full and final discretion to interpret the provisions of the Plan and to prescribe, amend, rescind and waive rules and regulations to govern the administration and operation of the Plan. All decisions and interpretations made by the Board of Directors shall be binding and conclusive upon the Corporation and on all persons eligible to participate in the Plan, subject to shareholder approval if required by the Exchange.

20. Delegation of Administration of the Plan

Subject any legislation governing the Corporation (including Delaware law and the laws of the Province of Ontario), the Board of Directors may delegate to one or more directors of the Corporation, on such terms as it considers appropriate, all or any part of the powers, duties and functions relating to the granting of Stock Options and the administration of the Plan.

21. Miscellaneous

      (a) No Rights as Shareholder - Nothing contained in the Plan nor in any option granted hereunder shall be deemed to give any optionee any interest or title in or to any Common Shares or any rights as a shareholder of the Corporation or any other legal or equitable right against the Corporation whatsoever other than as set forth in the Plan or pursuant to the exercise of any option.

      (b) Employment - Nothing contained in the Plan shall confer upon any optionee any right with respect to employment or continued employment or the right to continue to serve as a member of the Board of Directors or a Consultant as the case may be, or interfere in any way with the right of the Corporation to terminate such employment at any time. Participation in the Plan by an Eligible Person is entirely voluntary.

      (c) Record Keeping - The Corporation shall maintain a register in which shall be recorded all pertinent information with respect to the granting, amendment and/or exercise of options.

      (d) Income Taxes - As a condition of and prior to participation in the Plan, an Eligible Person shall authorize the Corporation in written form to withhold from any remuneration otherwise payable to such Eligible Person any amounts required by any taxing authority to be withheld for taxes of any kind as a consequence of such participation in the Plan or the issuance of the Optioned Shares hereunder.

      (e) No Representation or Warranty - The Corporation makes no representation or warranty as to the future market value of any Optioned Shares issued in accordance with the provision of the Plan.

22. Governing Law

This Plan shall be governed by and construed in accordance with the laws in force in the Province of Ontario.

23. Stock Exchange

To the extent applicable, the issuance of any shares of the Corporation pursuant to Stock Options issued pursuant to this Plan is subject to approval of the Plan by the Exchange, and the Plan shall be subject to the ongoing requirements of such exchange.

24. Effective Date

This Plan shall become effective as of and from, and the effective date of the Plan shall be upon receipt of approval of the Board of Directors and any other regulatory approvals required.

                          YUKON GOLD CORPORATION, INC.
              PROXY FOR ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 19, 2007

The undersigned, revoking prior proxies, hereby appoints Paul A. Gorman and Lisa Rose, or failing either of them, _______________ Proxies with several powers of substitution, to vote all of the shares of stock of Yukon Gold Corporation, Inc. ("Yukon Gold") owned by the undersigned and entitled to vote at the Annual and Special Meeting of Shareholders of Yukon Gold to be held at the Royal York Hotel at 100 Front Street West, Toronto, Ontario, Canada, at 10:30 a.m. (Eastern Standard Time) on Friday, January 19, 2007, or at any postponement or adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. If no direction is given on these proposals, this proxy card will be voted "FOR" Item 1, "FOR" Item 2, "FOR" Item 3, "FOR"
Item 4 and will be voted in accordance with the proxy's best judgment as to any other matters.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE PROPOSALS, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                        ________________________________________________
                        Signature

                        ________________________________________________
                        Signature of joint owner, if any

                        Date: __________________________________________

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example |X|

ITEM 1 To Elect Board Members: To withhold authority to vote for any individual nominee(s) mark the "for All Except and write the nominee number(s) on the line provided

1. J.L. Guerra, Jr.           2. Howard S. Barth      3. Chester (Chet) Idziszek
4. Robert E. Van Tassell      5. Kenneth J. Hill      6. Paul A. Gorman

          |_|                     |_|                             |_|
        FOR ALL                 WITHHOLD                        FOR ALL
                                  ALL                 EXCEPT ___________________

ITEM 2 To approve Schwartz Levitsky Feldman, LLP as the independent auditors of the Company for the financial year ending December 31, 2007

          |_|                     |_|                    |_|
          FOR                   AGAINST                ABSTAIN

ITEM 3      To approve adoption of the 2006 Stock Option Plan

          |_|                     |_|                    |_|
          FOR                   AGAINST                ABSTAIN

ITEM 4 To approve a resolution extending the expiry dates of certain outstanding stock options of the Company

          |_|                     |_|                    |_|
          FOR                   AGAINST                ABSTAIN

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Notes:

1. Shareholders may vote at the Meeting either in person or by proxy. A proxy should be dated and signed by the shareholder or by the shareholder's attorney authorized in writing. If not dated, this proxy shall be deemed to bear the date on which it was mailed by the management of the Company.

2. You have the right to appoint a person other than as designated herein to represent you at the Meeting either by striking out the names of the persons designated above and inserting such person's name in the blank space provided or by completing another proper form of proxy and, in either case, delivering the completed proxy to Equity Transfer & Trust Company in the envelope provided.

3. The common shares represented by this proxy will be voted in accordance with the instructions of the shareholder on any ballot that may be called for. In the absence of direction, this proxy will be voted for each of the matters referred to herein.

4. A completed proxy must be delivered to Equity Transfer & Trust Company, 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1 not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, prior to the time of the meeting or the time of any adjournment or postponement thereof.